                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

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                                                Rule 14a-6(e)(2))
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     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Southeast Acquisitions II, L.P.
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
SOUTHEAST ACQUISITIONS II, L.P.
250 KING OF PRUSSIA ROAD
RADNOR, PENNSYLVANIA
19087



July 25, 1997


Dear Limited Partner:

Southeast Acquisitions, Inc., general partner (the "General Partner") of Southeast Acquisitions II, L.P. (the "Partnership") is soliciting your vote on two sets of alternative amendments to the Partnership agreement (the "Alternative Amendments"). The sets of Alternative Amendments would make the following modifications to the Partnership agreement:

      First Alternative Amendments:


      -   Extend the Partnership until December 31, 2000

      -   Substitute a new general partner

      - Authorize new fees, commissions and rights to sell Partnership properties for the new general partner

      - Modify the Limited Partners' rights to consent to certain sales of Partnership properties

      Second Alternative Amendments:

      -   Extend the Partnership until December 31, 2000

      -   Retain the General Partner

      - Authorize new fees, commissions and rights to sell Partnership properties for the General Partner

      - Eliminate the Limited Partners' rights to consent to certain sales of Partnership properties


Although only one of the sets of Alternative Amendments can be adopted, if neither is adopted, the General Partner would continue to act as general partner under the current terms of the Partnership Agreement.

The General Partner recommends that you vote for either one of the sets of Alternative Amendments.

The enclosed Proxy Statement discusses the sets of Alternative Amendments in further detail. We encourage you to read the Proxy Statement and then vote your units by filling out the enclosed proxy card and returning it to D.F. King & Co., Inc. in the enclosed, postage paid, business reply envelope. If you have any questions concerning the sets of Alternative Amendments, please call the General Partner at (610) 964-7178.

The enclosed Proxy Statement has been mailed by certified mail to the record holders of Partnership units. Thank you for your consideration of these proposals.

Very truly yours,

SOUTHEAST ACQUISITIONS, INC.
General Partner of Southeast Acquisitions II, L.P.



Arthur W. Mullin
President

SOUTHEAST ACQUISITIONS II, L.P.

NOTICE OF SPECIAL MEETING OF

THE LIMITED PARTNERS ON SEPTEMBER 3, 1997


To the Limited Partners of Southeast Acquisitions II, L.P.:


A special meeting (the "Special Meeting") of the limited partners (the "Limited Partners") of Southeast Acquisitions II, L.P. (the "Partnership") will be held at 301 South Perimeter Park Drive, Suite 100, Nashville, Tennessee 37211 on Wednesday, September 3, 1997 at 10:00 a.m. Central Daylight Savings Time, or at any adjournment thereof, to consider and vote upon two sets of alternative amendments (the "Alternative Amendments") to the Partnership Agreement (the "Partnership Agreement"). ALTHOUGH ONLY ONE SET OF ALTERNATIVE AMENDMENTS CAN BE ADOPTED, IF NEITHER IS ADOPTED, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER UNDER THE CURRENT TERMS OF THE PARTNERSHIP AGREEMENT.


The First Alternative Amendments would:


     - Extend the term of the Partnership from its current expiration date of December 31, 1998 to December 31, 2000;



     - Substitute Southern Management Group of Tennessee, LLC, a Tennessee Limited Liability Company (the "New General Partner") for Southeast Acquisitions, Inc. (the "General Partner") as the new general partner of the Partnership;



     - Authorize new commissions and new management fees for the New General Partner;



     - Give the New General Partner the exclusive right to sell the Properties; and



     - Modify the Partnership Agreement to require that, except in the liquidation of the Partnership, a majority in interest of the Limited Partners must consent to a sale or disposition at one time of 60% or more of the real estate acreage held by the Partnership as of July 25, 1997 unless the sale or disposition returns to the Limited Partners at least the original Acquisition Cost of the assets sold or disposed of.



The Second Alternative Amendments would:


     - Extend the term of the Partnership from its current expiration date of December 31, 1998 to December 31, 2000 with Southeast Acquisitions, Inc. remaining as General Partner;



     - Authorize new commissions, payable to the General Partner on the sale or sales of the Properties, effective as of the date the Second Alternative Amendments are adopted, and new management fees for the General Partner, effective following December 31, 1998;



     -   Give the General Partner the exclusive right to sell the Properties;
         and

     - Delete from the Partnership Agreement the requirement that, unless in a liquidation or where the net proceeds provide Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions, a majority in interest of the Limited Partners must consent to a sale or disposition at one time of all or substantially all the assets of the Partnership.

YOU MAY VOTE IN FAVOR OF OR AGAINST OR ABSTAIN FROM VOTING WITH RESPECT TO EACH AMENDMENT CONTAINED IN THE PROPOSED SETS OF ALTERNATIVE AMENDMENTS. HOWEVER, THE ADOPTION OF ANY AMENDMENT CONTAINED IN A SET OF ALTERNATIVE AMENDMENTS IS CONDITIONED UPON THE ADOPTION OF ALL OF THE AMENDMENTS WITHIN THAT SET OF ALTERNATIVE AMENDMENTS.

The accompanying proxy statement (the "Proxy Statement") describes each set of Alternative Amendments. The Proxy Statement also contains as exhibits copies of the Partnership Agreement and the proposed sets of Alternative Amendments.

The General Partner recommends that you vote for either one of the sets of Alternative Amendments.


Only Limited Partners of record as of the close of business on July 25, 1997 are entitled to notice of, and to vote at, the Special Meeting. Such Limited Partners may vote at the Special Meeting either in person or by proxy. Even if you plan to attend the Special Meeting, please complete, sign, date, and return the accompanying proxy card in the enclosed stamped and self-addressed envelope so that the proxy holders may vote the Units that you hold as a Limited Partner pursuant to your instructions. If you attend the Special Meeting, you may revoke your proxy and vote such Units in person.


Very truly yours,

SOUTHEAST ACQUISITIONS, INC.,
General Partner


July 25, 1997

SOUTHEAST ACQUISITIONS II, L.P.

PROXY STATEMENT


SPECIAL MEETING OF THE LIMITED PARTNERS
TO BE HELD ON SEPTEMBER 3, 1997



Southeast Acquisitions II, L.P. (the "Partnership") will hold a special meeting of its limited partners (the "Limited Partners") at 301 South Perimeter Park Drive, Suite 100, Nashville, Tennessee 37211 on Wednesday, September 3, 1997, at 10:00 a.m. Central Daylight Savings Time, or at any adjournment thereof (the "Special Meeting") to consider and vote upon two sets of alternative amendments (the "Alternative Amendments") to the Partnership Agreement (the "Partnership Agreement"). ALTHOUGH ONLY ONE SET OF ALTERNATIVE AMENDMENTS CAN BE ADOPTED, IF NEITHER IS ADOPTED, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER UNDER THE CURRENT TERMS OF THE PARTNERSHIP AGREEMENT.


The first set of Alternative Amendments (the "First Alternative Amendments") would:

     - Extend the term of the Partnership from its current expiration date of December 31, 1998 to December 31, 2000;

     - Substitute Southern Management Group of Tennessee, LLC, a Tennessee Limited Liability Company (the "New General Partner") for Southeast Acquisitions, Inc. (the "General Partner") as the new general partner of the Partnership;

     - Authorize new commissions, payable to the New General Partner or an Affiliate on the sale or sales of the Properties, and new management fees for the New General Partner, both to be effective as of the date the First Alternative Amendments are adopted and the New General Partner signs the Partnership Agreement;

     - Give the New General Partner the exclusive right to sell the Properties; and


     - Modify the Partnership Agreement to require that a majority in interest of the Limited Partners must consent to a sale or disposition at one time of 60% or more of the real estate acreage held by the Partnership as of July 25, 1997 unless in connection with a liquidation of the Partnership pursuant to the Partnership Agreement or in the event that the net proceeds of such sale, when distributed in accordance with the Partnership Agreement, will be sufficient to provide the Limited Partners with distributions equal to the Acquisition Cost of the assets sold.



The second set of Alternative Amendments (the "Second Alternative Amendments") would:

     - Extend the term of the Partnership from its current expiration date of December 31, 1998 to December 31, 2000, with Southeast Acquisitions, Inc. remaining as General Partner;

     - Authorize new commissions, payable to the General Partner or an Affiliate on the sale or sales of the Properties, effective as of the date the Second Alternative Amendments are adopted and new management fees for the General Partner, effective following December 31, 1998;

     -   Give the General Partner the exclusive right to sell the Properties;
         and

     - Delete from the Partnership Agreement the requirement that a majority in interest of the Limited Partners must consent to a sale or disposition at one time of all or substantially all the assets of the Partnership unless in connection with a liquidation of the Partnership under the Partnership Agreement or in the event that the net proceeds of such sale, when distributed in accordance with the Partnership Agreement, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions.


RISK FACTORS


Adoption of either set of Alternative Amendments as well as failure to adopt either set of Alternative Amendments involves certain risks including but not limited to:


       First Alternative Amendments:

     -   Possible decrease in value of Properties if Partnership term extended.

     -   No assurance of improved return with New General Partner.

     - Possible sales of Properties at low price without consent of the Limited Partners.



       Second Alternative Amendments:

     -   Possible decrease in value of Properties if Partnership term extended.

     -   No assurance of improved return continuing with General Partner.

     - Possible sales of Properties at low price without consent of the Limited Partners.


       Neither Set of Alternative Amendments Adopted:



     - Partnership Properties may be liquidated following December 31, 1998 at below amount which would provide Unpaid Cumulative Return and Adjusted Capital Contributions.



For a more detailed discussion of these and other risk factors see "RISK FACTORS" at page 28 below.



The Partnership will mail this Proxy Statement (this "Proxy Statement") on or about July 25, 1997



YOU MAY VOTE IN FAVOR OF OR AGAINST OR ABSTAIN FROM VOTING WITH RESPECT TO EACH AMENDMENT CONTAINED IN THE PROPOSED SETS OF ALTERNATIVE AMENDMENTS. HOWEVER, THE ADOPTION OF ANY AMENDMENT CONTAINED IN A SET OF ALTERNATIVE AMENDMENTS IS CONDITIONED UPON

THE ADOPTION OF ALL OF THE AMENDMENTS WITHIN THAT SET OF ALTERNATIVE
AMENDMENTS.

IN ORDER TO BE ADOPTED, ALL OF THE AMENDMENTS CONTAINED IN A SET OF ALTERNATIVE AMENDMENTS MUST RECEIVE AT LEAST 50% OF THE VOTES OF LIMITED PARTNERSHIP UNITS ELIGIBLE TO VOTE.

IN THE EVENT BOTH SETS OF ALTERNATIVE AMENDMENTS RECEIVES IN EXCESS OF 50% OF THE VOTES OF LIMITED PARTNERSHIP UNITS ELIGIBLE TO VOTE, THE SET OF ALTERNATIVE AMENDMENTS RECEIVING THE MOST VOTES IN EXCESS OF 50% WILL BE ADOPTED.

IN THE EVENT OF AN EQUAL NUMBER OF VOTES BEING CAST WHICH ARE SUFFICIENT FOR THE ADOPTION OF BOTH THE FIRST ALTERNATIVE AMENDMENTS AND THE SECOND ALTERNATIVE AMENDMENTS, THE GENERAL PARTNER WILL DETERMINE A METHOD OF RANDOM SELECTION AND SELECT THE SET OF ALTERNATIVE AMENDMENTS TO BE ADOPTED PURSUANT THERETO.

IF YOU RETURN A SIGNED PROXY CARD WITHOUT INDICATING HOW YOU WISH TO VOTE ON EITHER THE FIRST ALTERNATIVE AMENDMENTS OR THE SECOND ALTERNATIVE AMENDMENTS, YOUR VOTE WILL BE COUNTED AS A VOTE FOR BOTH SETS OF ALTERNATIVE AMENDMENTS.

IF NEITHER THE FIRST ALTERNATIVE AMENDMENTS NOR THE SECOND ALTERNATIVE AMENDMENTS RECEIVES THE AFFIRMATIVE VOTE OF A MAJORITY IN INTEREST OF THE UNITS, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER OF THE PARTNERSHIP IN ACCORDANCE WITH THE PARTNERSHIP AGREEMENT.

THE BOARD OF DIRECTORS OF THE GENERAL PARTNER HEREBY SOLICITS YOUR PROXY ON BEHALF OF THE PARTNERSHIP FOR USE AT THE SPECIAL MEETING.

THE GENERAL PARTNER RECOMMENDS THAT YOU VOTE FOR EITHER ONE OF THE SETS OF ALTERNATIVE AMENDMENTS.

THE PARTNERSHIP AGREEMENT DOES NOT PROVIDE FOR CONTRACTUAL APPRAISAL RIGHTS IN CONNECTION WITH THE ALTERNATIVE AMENDMENTS. THEREFORE, IN THE EVENT ONE OF THE SETS OF ALTERNATIVE AMENDMENTS IS ADOPTED, LIMITED PARTNERS WHO OPPOSED THE ADOPTION OF SUCH ALTERNATIVE AMENDMENTS WILL NOT HAVE THE RIGHT TO DISSENT AND DEMAND PAYMENT IN CASH FOR THE FAIR VALUE OF THEIR UNITS.


Only Limited Partners of record as of the close of business on July 25, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. Such Limited Partners may vote at the Special Meeting either in person or by proxy. Even if you plan to attend the Special Meeting, which will be held at 301 South Perimeter Park Drive, Suite 100, Nashville, Tennessee

37211, you should use the proxy card (the "Proxy Card") accompanying this proxy statement to instruct the proxy holders concerning how to vote the Units that you hold as a Limited Partner.

The Partnership has engaged D.F. King & Co., Inc., 77 Water Street, New York, NY 10005, Telephone No. (800) 829-6551; Fax No. (212) 809-8839 (the "Information
Agent") to distribute the attached letter from the General Partner, the attached notice of the Special Meeting, this Proxy Statement, and the Proxy Card to the Limited Partners and other interested persons. To request additional copies of these documents, please contact the Information Agent at the address set forth above. Whether or not you plan to attend the Special Meeting, it is important that you return your completed Proxy Card to the Information Agent at the address set forth above. If you have any questions concerning these proposals, please call the General Partner at (610) 964-7178.

                                TABLE OF CONTENTS


                                                                                              Page
                                                                                              ----
SUMMARY..................................................................................      10

                  The Alternative Amendments ............................................      10
                  Risk Factors ..........................................................      11
                  Conflicts of Interest .................................................      13
                  Reasons for and Benefits of Each Set of Alternative Amendments ........      14
                  Differences Between Each Set of Alternative Amendments ................      16
                  Comparison of Fees and Commissions Under Each Set of
                    Alternative Amendments ..............................................      17
                  Comparison of Plans of New General Partner and General Partner ........      18
                  History of the Partnership ............................................      19
                  Purchase of Properties ................................................      19
                  The General Partner ...................................................      19
                  The New General Partner ...............................................      22
                  The Properties ........................................................      23
                  Voting ................................................................      25

RISK FACTORS.............................................................................      28

   FIRST ALTERNATIVE AMENDMENTS .........................................................      28

                  Risk of Decrease in Value of Properties if Partnership Term Extended ..      28
                  No Assurance of Improved Return .......................................      28
                  Possible Sales of Properties at Low Price Without Consent of
                    Limited Partners if Consent Requirements Modified ...................      28
                  Possible Death or Disability of Principal Member of
                    New General Partner .................................................      29
                  Minimal Capitalization of New General Partner .........................      29
                  New General Partner's Lack of Experience in Public
                    Real Estate Partnerships ............................................      29

   SECOND ALTERNATIVE AMENDMENTS.........................................................      30

                  Risk of Decrease in Value of Properties if Partnership Term Extended ..      30
                  No Assurance of Improved Return .......................................      30
                  Limited Capitalization of General Partner .............................      30
                  Possible Sales of Properties at Low Price Without Consent of
                    Limited Partners if Consent Requirements Eliminated .................      30
                  Risk in Rehabilitation of Ultimate Parent of General Partner ..........      31

   NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED ........................................      31

                  Risk of Liquidation of Properties at Low Price ........................      31
                  Risk in Rehabilitation of Ultimate Parent of General Partners .........      31

CONFLICTS OF INTEREST ...................................................................      31

   FIRST ALTERNATIVE AMENDMENTS .........................................................      31

                  Timing of Sale to Obtain Commission ...................................      31
                  Timing of Sale to Obtain Distribution .................................      31
                  Broker Participation ..................................................      31

   SECOND ALTERNATIVE AMENDMENTS ........................................................      32

                  Timing of Sale to Obtain Commission ...................................      32
                  Timing of Sale to Obtain Distribution .................................      32
                  Broker Participation ..................................................      32

HISTORY OF THE PARTNERSHIP ..............................................................      32

                  Public Offering .......................................................      32
                  Purchase of Properties ................................................      33
                  Distributions/Annual Preferred Return .................................      33
                  Investment Objectives .................................................      35
                  General Partner's Right to Sell Properties; Reserves ..................      36
                  Rights of the Limited Partners on Dissolution .........................      36

THE GENERAL PARTNER .....................................................................      37

                  Background ............................................................      37
                  Directors and Officers ................................................      39
                  Former Management/Consulting Relationship .............................      40
                  Current Management ....................................................      40
                  Plans of Current Management if Second Alternative Amendments
                    are Approved ........................................................      42
                  Plans of Current Management if Neither Set of Alternative
                    Amendments is Approved ..............................................      42

THE PROPERTIES ..........................................................................      43

                  Properties ............................................................      43
                  1996-1997 Sales and Distributions .....................................      43
                  Simpsonville, South Carolina ..........................................      43
                  Henry County, Georgia .................................................      45
                  Nashville, Tennessee ..................................................      47

THE ALTERNATIVE AMENDMENTS ..............................................................      48

                  Reasons for and Benefits of Each Set of Alternative Amendments ........      48
                  Benefits of Adopting First Alternative Amendments .....................      49
                  Benefits of Adopting Second Alternative Amendments ....................      50
                  Differences Between the Alternative Amendments ........................      51

   FIRST ALTERNATIVE AMENDMENTS .........................................................      52

                  Substitution of New General Partner ...................................      52
                  Extension of Partnership Term .........................................      56
                  Authorization of Fees and Commissions for New General Partner .........      56
                  Exclusive Right to Sell the Properties ................................      58
                  Modification of Requirement that Limited Partners Consent to Sale
                    of All or Substantially All of Assets of the Partnership ............      58

   SECOND ALTERNATIVE AMENDMENTS ........................................................      59

                  Extension of Partnership Term .........................................      59
                  Authorization of Fees and Commissions for General Partner .............      60
                  Exclusive Right to Sell the Properties ................................      62
                  Elimination of Requirement that Limited Partners Consent to Sale
                    of All or Substantially All of Assets of the Partnership ............      62

FEDERAL TAX CONSEQUENCES; LEGAL OPINION .................................................      62

ELIGIBLE UNITS ..........................................................................      62

VOTING ..................................................................................      63

                  Record Date ...........................................................      63
                  Vote Conditioned on Adoption of All of Amendments in Either
                    the First or Second Alternative Amendments ..........................      63
                  Required Vote .........................................................      63
                  Equal Number of Votes Cast ............................................      63
                  No Indication of Vote .................................................      63
                  If Neither Alternative Amendment Adopted ..............................      63
                  Abstentions/Broker Non-Votes ..........................................      64
                  Appraisal Rights ......................................................      64
                  Proxies ...............................................................      64
                  Revocation of Proxies .................................................      64
Information Agent .......................................................................      65
Solicitations by the General Partner ....................................................      65

OWNERSHIP OF UNITS ......................................................................      65

EXPERTS .................................................................................      65

AVAILABLE INFORMATION ...................................................................      66

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE .........................................      66

APPENDIX I: GLOSSARY OF DEFINED TERMS ...................................................      68

EXHIBIT A: PARTNERSHIP AGREEMENT ........................................................     A-1

EXHIBIT B: ALTERNATIVE AMENDMENTS .......................................................     B-1

EXHIBIT C: AGREEMENT BETWEEN SOUTHERN MANAGEMENT GROUP OF TENNESSEE,
           R.W. SORENSON AND THE PARTNERSHIP ............................................     C-1

EXHIBIT D: LEGAL OPINION ................................................................     D-1



                                   SUMMARY

THE FOLLOWING SUMMARY OF MATERIAL TERMS OF THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INFORMATION APPEARING ELSEWHERE IN THIS PROXY STATEMENT.


                           THE ALTERNATIVE AMENDMENTS



A special meeting (the "Special Meeting") of the limited partners (the "Limited Partners") of Southeast Acquisitions II, L.P. (the "Partnership") will be held at 301 South Perimeter Park Drive, Suite 100, Nashville, Tennessee 37211 on Wednesday, September 3, 1997 at 10:00 a.m., Central Daylight Savings Time, or at any adjournment thereof, to consider and vote upon two sets of alternative amendments (the "Alternative Amendments") to the Partnership Agreement (the "Partnership Agreement"). ALTHOUGH ONLY ONE SET OF ALTERNATIVE AMENDMENTS CAN BE ADOPTED, IF NEITHER IS ADOPTED, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER UNDER THE CURRENT TERMS OF THE PARTNERSHIP AGREEMENT.


FIRST ALTERNATIVE AMENDMENTS


The first set of Alternative Amendments (the "First Alternative Amendments") would:



     - Extend the term of the Partnership from its current expiration date of December 31, 1998 to December 31, 2000;



     - Substitute Southern Management Group of Tennessee, LLC, a Tennessee Limited Liability Company (the "New General Partner") for Southeast Acquisitions, Inc. (the "General Partner") as the new general partner of the Partnership;



     - Authorize new commissions and new management fees for the New General Partner;



     - Give the New General Partner the exclusive right to sell the Properties; and



     - Modify the Partnership Agreement to require that, except in the liquidation of the Partnership, a majority in interest of Limited Partners must consent to a sale or disposition at one time of 60% or more of the real estate acreage held by the Partnership as of July 25, 1997 unless the sale or disposition returns to the Limited Partners at least the original Acquisition Cost of the assets sold or disposed of.




SECOND ALTERNATIVE AMENDMENTS

The second set of Alternative Amendments (the "Second Alternative Amendments") would:

     - Extend the term of the Partnership from its current expiration date of December 31, 1998 to December 31, 2000 with Southeast Acquisitions, Inc. remaining as General Partner;



     - Authorize new commissions, payable to the General Partner on the sale or sales of the Property, effective as of the date the Second Alternative Amendments are adopted, and new management fees for the General Partner, effective following December 31, 1998;



     -   Give the General Partner the exclusive right to sell the Properties;
         and



     - Delete from the Partnership Agreement the requirement that, under certain circumstances, a majority in interest of the Limited Partners must consent to a sale or disposition at one time of all or substantially all the assets of the Partnership.





                                 RISK FACTORS


Adoption of either set of Alternative Amendments as well as the failure to adopt either set of Alternative Amendments involves certain risks including the following:



FIRST ALTERNATIVE AMENDMENTS

     - POSSIBLE DECREASE IN VALUE OF THE PROPERTIES IF THE PARTNERSHIP TERM IS EXTENDED.


         Based on appraisals performed in 1996 and 1997 (See "THE PROPERTIES

     - Appraisals" below), the estimated value of the Properties indicate that it is unlikely that any sale of the Properties will result in a net sales price which would result in a return to the Limited Partners equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. It is possible that the value of the Properties may decline over the proposed extended Partnership term.


     -   NO ASSURANCE OF IMPROVED RETURN.


            There is no assurance that the New General Partner will be able to achieve a better return during the proposed new term. Any return may be negatively impacted by the cost of any improvements to the Properties, new fees and any possible decline of the Properties' value during the proposed extended Partnership term.


     - POSSIBLE SALES OF PROPERTIES AT LOW PRICE WITHOUT CONSENT OF LIMITED PARTNERS.


            Under the proposed modification of the Limited Partners' rights to consent to sales of all or substantially all of the assets of the Partnership in a single sale, the New General Partner will have no restrictions on the sale price that it may obtain for parcels of the Property amounting to less than 60% of the acreage held by the Partnership as of July 25, 1997 other than pursuant to its general fiduciary duties. This could result in sales, without Limited Partners' consent, at below the most recent appraised value of the Properties.

     -   POSSIBLE DEATH OR DISABILITY OF PRINCIPAL MEMBER OF NEW GENERAL
         PARTNER.


            Mr. Sorenson, the individual member of the New General Partner, is 71 years old. He is expected to play a key role in the marketing and sale of the Properties. In the event of his death or disability, the Partnership would have to rely on employees and other members of the New General Partner who individually are not as experienced as Mr. Sorenson.


     -   MINIMAL CAPITALIZATION OF THE NEW GENERAL PARTNER.

            The New General Partner will have minimal capitalization and may not have sufficient assets to satisfy any future claims brought against it.

     - NEW GENERAL PARTNER'S LACK OF EXPERIENCE IN PUBLIC REAL ESTATE PARTNERSHIPS.

            Although management of the New General Partner has considerable experience in real estate matters, including private partnerships, none has any experience in managing public real estate limited partnerships.


        See "RISK FACTORS - First Alternative Amendments" below at p.28.


SECOND ALTERNATIVE AMENDMENTS

     - POSSIBLE DECREASE IN VALUE OF THE PROPERTIES IF THE PARTNERSHIP TERM IS EXTENDED.


           Based on appraisals performed in 1996 and 1997 (See "THE PROPERTIES
         - Appraisals" below), the estimated value of the Properties indicate that it is unlikely that any sale of the Properties will result in a net sales price which would result in a return to the Limited Partners equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. It is possible that the value of the Properties may decline over the proposed extended Partnership term.


     -   NO ASSURANCE OF IMPROVED RETURN.


            There is no assurance that the General Partner will be able to achieve a better return over the proposed new term. Any return may be negatively impacted by the cost of any improvements to the Properties, new fees and any possible decline of the Properties' value over the proposed extended Partnership term.


     - POSSIBLE SALES OF PROPERTIES AT A LOW PRICE WITHOUT CONSENT OF LIMITED PARTNERS.

            Eliminating any rights the Limited Partners have to consent to sales of all or substantially all of the assets of the Partnership could result in sales of the Properties at below its most recent appraised value.

     -   LIMITED CAPITALIZATION OF GENERAL PARTNER

            The General Partner has limited capitalization and may not have sufficient assets to satisfy any future claims brought against it.

     -   RISK IN REHABILITATION OF ULTIMATE PARENT OF GENERAL PARTNER

            The ultimate parent company of the General Partner is in a state directed Rehabilitation. It is possible that, pursuant to the proposed Rehabilitation plan, a non affiliated investor would reduce or reorganize management of the General Partner.


NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED


     -   RISK OF LIQUIDATION OF PROPERTIES AT LOW PRICE
            If the Properties are not sold prior to the end of the Partnership term on December 31, 1998, it is possible that the Properties would have to be liquidated at an amount which would not return to the Limited Partners their Unpaid Cumulative Return plus their Adjusted Capital Contributions.



     -   RISK IN REHABILITATION OF ULTIMATE GENERAL PARTNER


            The ultimate parent company of the General Partner is in a state directed Rehabilitation. It is possible that, pursuant to the proposed Rehabilitation plan, a non affiliated investor would reduce or reorganize management of the General Partner.



            See "RISK FACTORS - Second Alternative Amendments" below at p.30.



                              CONFLICTS OF INTEREST

Each set of Alternative Amendments presents certain conflicts of interest for the New General Partner and General Partner. The following summarizes the conflicts of interest inherent in each set of Alternative Amendments.


FIRST ALTERNATIVE AMENDMENTS

     -   TIMING OF SALE TO OBTAIN COMMISSION


            It is possible that the New General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of the Properties rather than holding them for a more extended period if it were in the best interests of the Partnership.


     -   TIMING OF SALE TO OBTAIN DISTRIBUTION

            The New General Partner might wish to delay an immediate sale of the Properties which might be in the Partnership's best interests if the sales proceeds at the time would not be sufficient to result in any distribution to the New General Partner under the Partnership Agreement.

     -   BROKER PARTICIPATION

            The New General Partner's exclusive agency and participation in future commissions upon sale of the Properties could have an adverse effect on the New General Partner's willingness to retain local brokers and upon the local brokerage community's willingness to participate in the sale of the Properties.

     See "CONFLICTS OF INTEREST - First Alternative Amendments" below.

SECOND ALTERNATIVE AMENDMENTS

     -   TIMING OF SALE TO OBTAIN COMMISSION


            It is possible that the General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of the Properties rather than holding them for a more extended period if it were in the best interests of the Partnership.


     -   TIMING OF SALE TO OBTAIN DISTRIBUTION

            The General Partner might wish to delay an immediate sale of the Properties if the sales proceeds at the time would not be sufficient to result in any distribution to the General Partner.

     -   BROKER PARTICIPATION

            The General Partner's exclusive agency and participation in future commissions upon sale of the Properties could have an adverse effect on the General Partner's willingness to retain local brokers and upon the local brokerage community's willingness to participate in the sale of the Properties.

     See "CONFLICTS OF INTEREST - Second Alternative Amendments" below.


         REASONS FOR AND BENEFITS OF EACH SET OF ALTERNATIVE AMENDMENTS

As part of its fiduciary responsibility to protect the assets of the Partnership and further the business objectives of the Partnership, the General Partner is offering the Limited Partners the opportunity to vote to extend the term of the Partnership pursuant to either of the two sets of Alternative Amendments.


The General Partner believes that the current market value of the Properties is below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions. This assessment is based upon appraisals performed in 1996 and 1997 (See "THE PROPERTIES - Appraisals" below) and the General Partner's inspection of the Properties and review of the assumptions and conclusions of the appraisals with local real estate professionals.


The main purpose for and benefit of either set of Alternative Amendments is to provide the Partnership with an extended opportunity to improve the return on the Limited Partners' investment, as the Partnership's original business objectives will, in all likelihood, not be met within the existing term or in a liquidation of the Partnership assets thereafter. The General Partner believes that it is in the Partnership's best interests to extend the term of the Partnership pursuant to either sets of Alternative Amendments, even though there is no assurance that the return to the Limited Partners will be improved by extending the term.

The General Partner decided to offer the Limited Partners an alternative to the General Partner continuing for the extended term in response to requests by a few Limited Partners for a new general partner following the conclusion of Ms. Deborah Dillon's involvement with the Partnership (See "THE GENERAL PARTNER - Consulting Relationship" below) and expressions of concern by other Limited Partners as to the impact of Fidelity Mutual's ownership interest in the General Partner (See "THE GENERAL PARTNER-Background" below).

BENEFITS OF ADOPTING FIRST ALTERNATIVE AMENDMENTS

     -   EXTENDED TIME TO REALIZE PARTNERSHIP'S INVESTMENT OBJECTIVES.


            Under the First Alternative Amendments, the Partnership term would be extended by 2 years, which would provide the New General Partner additional time to improve the return on the Limited Partners' investment, as the Properties are currently valued at an amount which indicates that it is unlikely that any sale of the Properties will result in a net sales price which would result in a return to the Limited Partners equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. However, there is no assurance that purchasers will be found or that the Partnership will be able to improve the return to the Limited Partners within such extended time period (See "RISK FACTORS - First Alternative Amendments" below).


     -   NEW MANAGEMENT.


            The New General Partner presents an opportunity to elect new management with considerable experience in the Southeastern United States real estate market for those Limited Partners who wish to extend the term of the Partnership with a general partner unaffiliated with Fidelity Mutual. For the relationship between Fidelity Mutual and the General Partner (See "THE GENERAL PARTNER Background" below).


     -   ABILITY TO ACT QUICKLY ON PROSPECTIVE SALES.

            In the case of the First Alternative Amendments, modifying the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales of all or a portion of the Property which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.

            See "THE ALTERNATIVE AMENDMENTS - Benefits of Adopting the First Alternative Amendments" below.


BENEFITS OF ADOPTING SECOND ALTERNATIVE AMENDMENTS

     -   EXTENDED TIME TO REALIZE PARTNERSHIP'S INVESTMENT OBJECTIVES.

            Under the Second Alternative Amendments, the Partnership term would be extended by 2 years, which would provide the General Partner additional time to improve the return on the Limited Partners' investment, as the Properties are currently valued at an amount which indicates that it is unlikely that any sale of the Properties will result in a net sales price which would result in a return to the Limited Partners equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. However, there is no assurance that purchasers will be found or that the Partnership will be able to improve the return to the Limited Partners within such extended time period (See "RISK FACTORS - Second Alternative Amendments" below).


     -   CONTINUITY OF MANAGEMENT


            Under the Second Alternative Amendments, the General Partner is willing to offer the Limited Partners the option of it continuing as the General Partner for the same extended term as proposed for the New General Partner and on similar terms and conditions if the Limited Partners decide they wish to extend the term of the Partnership but retain current management. In addition, new fees authorized by the Second Alternative Amendments would not be payable to the General Partner until after the expiration of the original Partnership term on December 31, 1998.


     -   ABILITY TO ACT QUICKLY ON PROSPECTIVE SALES.

            In the case of the Second Alternative Amendments, eliminating the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales of all or a portion of the Properties which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.

     See "THE ALTERNATIVE AMENDMENTS - Benefits of Adopting the Second Alternative Amendments" below.


            DIFFERENCES BETWEEN EACH SET OF ALTERNATIVE AMENDMENTS

         The terms of the First Alternative Amendments and the Second Alternative Amendments are similar, with three principal exceptions:

     -   DIFFERENT GENERAL PARTNERS

            Under the First Alternative Amendments, the New General Partner would be substituted for the General Partner for the new term of the Partnership Agreement, while under the Second Alternative Amendments, the General Partner would continue in that capacity for the new term.

     -   TIMING OF FEES


            Under the First Alternative Amendments, management fees for the New General Partner would commence as of the adoption of the First Alternative Amendments, while the Second Alternative Amendments only permit the current General Partner to begin receiving such fees following the expiration of the current term of the Partnership Agreement on December 31, 1998.

     -   MODIFICATION VERSUS ELIMINATION OF LIMITED PARTNERS' CONSENT


            Under the First Alternative Amendments the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership under certain circumstances would be modified to only require such consent if 60% or more of the real estate acreage of the Partnership as of July 25, 1997 is sold at one time at a price which would fail to return to the Limited Partners the Acquisition Cost of the assets sold, while under the Second Alternative Amendments, the requirement that Limited Partners consent to sales of all or substantially all the assets of the Partnership would be eliminated entirely.



 COMPARISON OF FEES AND COMMISSIONS UNDER EACH SET OF ALTERNATIVE AMENDMENTS.

The following tables set forth a comparison of the commissions and management fees to which the General Partner is entitled under the current Partnership Agreement, the commissions and management fees to which the New General Partner would be entitled under the First Alternative Amendments and the commissions and management fees to which the General Partner would be entitled under the Second Alternative Amendments.

             COMMISSIONS AND MANAGEMENT FEES PAID TO GENERAL PARTNER
            UNDER PARTNERSHIP AGREEMENT TERMINATING DECEMBER 31, 1998


YEAR            AMOUNT OF COMMISSION                         TOTAL COMMISSION      MANAGEMENT FEE       TOTAL MANAGEMENT
                                                                                                        FEE PAID
-----------------------------------------------------------------------------------------------------------------------------
1987-1998       up to 50% of the competitive real            None to date; future    $18,753/ annum       $150,021.00
                estate commission not to exceed              commissions depend                           (maximum authorized
                3%; Total compensation paid to all           upon sale price of                           fees)
                fees) not to exceed 10% contract             Properties
                price of Property; if compensation
                to all exceeds 6% contract price
                then General Partner and Affiliates
                receive no compensation.
------------------------------------------------------------------------------------------------------------------------------

   PROPOSED COMMISSIONS AND MANAGEMENT FEES TO BE PAID TO NEW GENERAL PARTNER
                       UNDER FIRST ALTERNATIVE AMENDMENTS


YEAR         AMOUNT OF COMMISSION                          TOTAL COMMISSION      MANAGEMENT FEE         TOTAL POSSIBLE MANAGEMENT
                                                                                                        FEE

1997         Commission equal to competitive               Depends on sale       $6,194
             real estate commission or disposition fee,    price of Property
             the commission paid to all Persons
             including New General Partner not to
             exceed 10% of contract price for Property
--------------------------------------------------------------------------------------------------------------------------------
1998         Same as 1997                                       Same             $19,000.00/ annum *
--------------------------------------------------------------------------------------------------------------------------------
1999         Same as 1997                                       Same             $19,000.00/ annum *
--------------------------------------------------------------------------------------------------------------------------------
2000         Same as 1997                                       Same             $19,000.00/ annum *
--------------------------------------------------------------------------------------------------------------------------------
1997-2000                                                                                                $63,194 **
--------------------------------------------------------------------------------------------------------------------------------


------------

* or pro rata portion of fee if the Properties are sold before the end of the year.

** or lesser amount, depending on a pro rata reduction if the Property is sold before 12/31/00


     PROPOSED COMMISSIONS AND MANAGEMENT FEES TO BE PAID TO GENERAL PARTNER
                       UNDER SECOND ALTERNATIVE AMENDMENTS


YEAR         AMOUNT OF COMMISSION                   TOTAL COMMISSION      MANAGEMENT FEE         TOTAL POSSIBLE MANAGEMENT
                                                                                                 FEE

1997         Commission equal to competitive        Depends on sale       none
             real estate commission or              price of Property
             disposition  fee, the commission
             paid to all Persons including
             General Partner not to exceed 10%
             of contract price for Property
--------------------------------------------------------------------------------------------------------------------------------

1998         Same as 1997                               Same              none
--------------------------------------------------------------------------------------------------------------------------------
1999         Same as 1997                               Same              $19,000/ annum *
--------------------------------------------------------------------------------------------------------------------------------
2000         Same as 1997                               Same              $19,000/ annum *
--------------------------------------------------------------------------------------------------------------------------------
1997-2000                                                                                         $38,000 **
--------------------------------------------------------------------------------------------------------------------------------


------------

* or pro rata portion of fee if the Properties are sold before the end of the year.

** or lesser amount, depending on a pro rata reduction if the Property is sold before 12/31/00


        COMPARISON OF PLANS OF NEW GENERAL PARTNER AND GENERAL PARTNER

The New General Partner and the General Partner have different plans with respect to the marketing and sale of the Properties.

THE FOLLOWING DESCRIPTION OF THE NEW GENERAL PARTNER'S AND THE GENERAL PARTNER'S INTENTIONS WITH RESPECT TO MANAGEMENT AND MARKETING THE PROPERTIES REPRESENTS THEIR CURRENT PLANS WITH RESPECT THERETO. HOWEVER, THERE IS NO ASSURANCE THAT THESE PLANS WILL BE IMPLEMENTED OR THAT, IF IMPLEMENTED, THEY WILL RESULT IN A SALE OR SALES OF THE PROPERTIES.

NEW GENERAL PARTNER'S PLANS IF FIRST ALTERNATIVE AMENDMENTS ARE ADOPTED

Simpsonville, South Carolina. The New General Partner will undertake an evaluation to determine the advisability of building an internal road through the remaining property, beginning along the frontage road near the Walmart tract and ending along the access road behind the Wachovia Bank site. This evaluation will determine whether the small parcels created along both sides of the new road would continue to demand prices in excess of $110,000 per acre which would more than justify the cost to build such a road. The Simpsonville market remains very strong and, other than an analysis of possible road improvements, no substantial change in course is expected to be undertaken.

Nashville, Tennessee. Using SVC's engineers, architects, and other site specialists, all property on both sides of the interstate will undergo a development evaluation which considers site characteristics (road frontage, soil and rock conditions, topography, and other factors) to formulate possible development scenarios, utility and road access plans, etc. Simultaneously, SVC will be asked to undertake a detailed market evaluation to determine a recommended utilization plan for the Property assuming completion of the Expo center. While these activities are in process, there is likely to be sales interest in small frontage sites which would be recommended if it did not adversely impact the total plan.

Henry County, Georgia. The Henry County acreage is located in two non-contiguous parcels. Before specific marketing plans can be created for the two parcels, the New General Partner will evaluate utility and road access, floodplain (which affects both parcels) and ascertain the highest and greatest residential density possible for the parcels (not all parcels have been zoned). Only after the New General Partner has determined the total number of housing units per usable acre on each of the parcels will a market study be undertaken since residential land is valued by the number of housing units it will yield. The assistance of area brokers and agents will be utilized to market this Property.



THE GENERAL PARTNER'S PLANS IF SECOND ALTERNATIVE AMENDMENTS ARE ADOPTED

        If the Second Alternative Amendments are adopted, current management of the General Partner will continue its strategy of marketing smaller parcels of each of the Properties.


GENERAL PARTNER'S PLANS IF NEITHER SET OF AMENDMENTS IS ADOPTED



        If neither set of Alternative Amendments is adopted, the General Partner will implement the marketing plan set forth above as if the Second Alternative Amendments were adopted, and then upon the expiration of the Partnership term on December 31, 1998, commence a liquidation of the Properties, in accordance with the Partnership Agreement.


                           HISTORY OF THE PARTNERSHIP

         The Partnership was formed on December 14, 1987, as a Delaware limited partnership, and it terminates upon disposition of all its property or the occurrence of certain other events specified in the Partnership Agreement. The term of the Partnership expires on December 31, 1998 at which time, if the Partnership is still in existence, it will be dissolved unless the term is extended.

                             PURCHASE OF PROPERTIES

         Three properties were acquired by the Partnership as described under the heading "Properties" below.

INVESTMENT OBJECTIVES

         The Partnership's primary business objective has been and continues to be to try to realize appreciation in the value of the Properties by holding the Properties for investment and eventual sale, although there has never been any assurance that this will be attained within the term of the Partnership.

         The Partnership has been marketing certain of the Properties, where appropriate in light of market conditions, for a number of years. The General Partner may sell each of the Properties in a single sale or divide them into parcels which would be sold separately. The timing and manner of sale has been and remains within the discretion of the General Partner. (See "HISTORY OF THE PARTNERSHIP" below).


                               THE GENERAL PARTNER

The General Partner is an indirect wholly owned subsidiary of The Fidelity Mutual Life Insurance Company, in Rehabilitation ("Fidelity Mutual"). A number of the officers and directors of the General Partner are employees of or consultants to Fidelity Mutual.

The following organizational chart shows the relationship between Fidelity Mutual and the General Partner.

         ------------------------------------------------------------
                  The Fidelity Mutual Life Insurance Company
                             (In Rehabilitation)
         ------------------------------------------------------------

                                   Owns 100%

                   ----------------------------------------

                          FML Holding Company, Inc.

                   ----------------------------------------

                                   Owns 100%

                      ----------------------------------

                          Fidelity Enterprises, Inc.

                      ----------------------------------

                                   Owns 100%

   ------------------------------------------------------------------------
                         Southeast Acquisitions, Inc.
             (General Partner of Southeast Acquisitions II, L.P.)
   ------------------------------------------------------------------------


On November 6, 1992, Fidelity Mutual's Board of Directors entered into a voluntary agreement with the Commonwealth of Pennsylvania's Department of Insurance to place Fidelity Mutual into a state-directed Rehabilitation. The Rehabilitation is still in progress. The Partnership is a separate entity from Fidelity Mutual, with all of its reserve funds and assets held in completely segregated accounts.

Fidelity Mutual anticipates that it will file a revised plan of Rehabilitation (the "Plan") within the next few months under which an outside investor may acquire a controlling interest in a company which would acquire the assets of Fidelity Mutual, including the General Partner. (See "THE GENERAL PARTNER - Background" below).

Although it is the present intention of Fidelity Mutual to maintain the present staffing levels of the General Partner, it is possible that if the Plan is approved and the sale to a new investor described above is consummated, such new investor, who would indirectly control the General Partner, would reduce or reorganize the management of the General Partner during the new Partnership term proposed under the Second Alternative Amendments.

The following is an unaudited balance sheet of the General Partner.

                          SOUTHEAST ACQUISITIONS, INC.
                                    UNAUDITED
                                  BALANCE SHEET
                                 MARCH 31, 1997


ASSETS

         Cash                                                       $       791
         Mortgage Receivable                                        $   563,770
         Investment in Southeast Acquisitions
           I, II & III                                              $         0
                                                                    -----------
                                                                    $   564,561

SHAREHOLDER'S INVESTMENT

         Common Stock (Per value $1
           authorized 1,000 shares, issued
           and outstanding 100 shares)                              $       100
         Paid-In Capital                                            $ 1,534,891
         Accumulated Deficit                                        $  (970,430)
                                                                    -----------
                                                                    $   564,561



OFFICERS

The officers of the General Partner most directly involved in the management of the General Partner are:

Arthur W. Mullin. Age 51. Mr. Mullin was elected a Director of the General Partner in 1993. Mr. Mullin has also served as the President and Treasurer of the General Partner since 1993. Mr. Mullin, originally retained as a consultant to Fidelity Mutual in 1993, was appointed Senior Vice President and Director of Real Estate for Fidelity Mutual the same year and served in that capacity until 1995. Mr. Mullin resumed his consulting relationship with Fidelity Mutual in 1995. Mr. Mullin received a B.S. in Political Science and M.S. in Education from St. Joseph's University.

James W. Kelican, Jr., Age 49. Mr. Kelican was elected a Director of the General Partner in 1994. He has also served as a Vice President of the General Partner since 1994. Mr. Kelican has held the position of Senior Vice President, Real Estate for Fidelity Mutual since 1993. Mr. Kelican is a graduate of Drexel University and holds the Certified Property Manager (CPM(R)) designation from the Institute of Real Estate Management of the National Association of Realtors.

Additional information concerning all the officers of the General Partner are provided under the heading "THE GENERAL PARTNER - Current Management" below.

FORMER MANAGEMENT/CONSULTING RELATIONSHIP


Ms. Deborah J. Dillon had been involved with the General Partner from the Partnership's inception until the end of 1996, first as Vice President, then as President from 1988 to 1993 and finally as a consultant from 1993 through 1996. Ms. Dillon was also a director of the General Partner from 1988 to 1993. As an officer of the General Partner at the time of the acquisition of the Property by the Partnership, Ms. Dillon was instrumental in the Partnership's purchase of the Property.


Following her resignation as President in 1993, Ms. Dillon acted as the General Partner's Director of Operations under a performance-based consulting agreement with the General Partner until the end of 1996. (See "THE GENERAL PARTNER - Former Management/Consulting Relationship" below)


                               NEW GENERAL PARTNER

Under the First Alternative Amendments, Southeast Acquisitions, Inc. would be removed as the General Partner of the Partnership and Southern Management Group of Tennessee, LLC. ("SMGT") would be substituted as the New General Partner, effective as of the date a majority in interest of the Units votes to approve the First Alternative Amendments and the New General Partner signs the Partnership Agreement.

SMGT is a Tennessee Limited Liability Company whose members are Richard W. Sorenson, who owns a 51% interest in the company, and Southeast Venture Corporation, Inc., a Tennessee corporation ("SVC") which owns 49% of SMGT.

Mr. Sorenson, age 71, has over 35 years experience in several real estate disciplines, including land acquisition and development, development of office buildings, shopping centers, warehouses and medical facilities. All of these activities occurred in the Southeastern United States.

Mr. Sorenson graduated from the Northwestern University Business School with a major in real estate.

The other member of the New General Partner is SVC. SVC is a Nashville, Tennessee-based full service real estate corporation involved in real estate brokerage, property management and development of office buildings, hospitals, medical buildings and other medical facilities. SVC was formed in 1992. SVC personnel include civil engineers, architects and other real estate professionals whose services will be utilized by SMGT in the management and marketing of the Property if SMGT is appointed the New General Partner. A more detailed description of these professionals' qualifications is provided below. (See "THE ALTERNATIVE AMENDMENTS - First Alternative Amendments" below).

For eleven years, Mr. Sorenson has worked with Deborah Dillon, the former President of and consultant to the General Partner.


Ms. Dillon has agreed to advise and consult with the New General Partner concerning the Properties on a continuing basis for which she will be compensated by the New General Partner solely from a percentage of real estate commissions earned by the New General Partner in connection with sales of Partnership property (See" THE ALTERNATIVE AMENDMENTS - First Alternative Amendments" below).



The following is a balance sheet of the New General Partner audited by Williams, Benator & Libby, LLP.


                   SOUTHERN MANAGEMENT GROUP OF TENNESSEE, LLC

                                  BALANCE SHEET

                                  June 12, 1997


ASSETS
------
Organization costs                                  $   1,500
Capitalized legal fees                                 14,054
                                                    ---------

                                                    $  15,554
                                                    =========


LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES

         Accounts payable                           $   7,432
         Due to members                                 8,022
                                                    ---------
                  TOTAL CURRENT LIABILITIES         $  15,454
                                                    =========

MEMBERS' EQUITY - Note B                                  100
                                                    ---------

                                                    $  15,554
                                                    =========

See notes to balance sheet.


NOTE A - DESCRIPTION OF SMGT AND SIGNIFICANT ACCOUNTING POLICIES

Southern Management Group of Tennessee, LLC ("SMGT") is a limited liability company formed under the laws of the state of Tennessee. SMGT plans to become a successor general partner in certain publicly traded real estate limited partnerships and manage the operations of those partnerships. At June 12, 1997 SMGT was in the development stage and was in the process of submitting required documentation in connection with becoming a successor general partner in such partnerships.

The following accounting policies are presented to assist the reader in understanding SMGT's financial statements:

Income Taxes: As a limited liability company, all items of income, loss, deduction, and credit are passed through to, and taken into account by, SMGT's members in computing their own taxable income.

Organization Costs: Organization costs will be amortized on a straight-line basis over a sixty-month period.

Estimates: The preparation of a balance sheet in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.


NOTE B - MEMBERS' EQUITY

SMGT was formed in April 1997. Each member is entitled to a number of votes equal to his percentage interest in SMGT. Each member has identical powers, preferences and rights. SMGT provides limited liability to its members. SMGT has no stated termination date. However, upon the termination of a member's interest, SMGT's continued existence is dependent upon the consent of a majority in interest of the remaining members.





                                 THE PROPERTIES

THE PROPERTIES


The Properties acquired by the partnership (individually a "Property" and collectively the "Properties")





(i) +/-91 acres in Simpsonville (Greenville), South Carolina which was acquired by the Partnership on June 6, 1988 for a total purchase price of $2,583,931; +/-41 acres of this Property remains unsold.


(ii) +/-353 acres in Henry County, Georgia which was purchased by the Partnership on July 18, 1988 for a total purchase price of $946,303; +/-180 acres of this Property remains unsold.

(iii) +/-135 acres in Nashville, Tennessee which was acquired by the Partnership in two separate transactions in June 1988 for a total purchase price of $4,521,723; +/-97 acres of this Property remains unsold.

1996 - 1997 SALES AND DISTRIBUTIONS

The Partnership closed a number of transactions in 1996, all relating to the Simpsonville (Greenville), South Carolina Property. Earlier in the year, the Partnership sold +/-1.457 acres for use as a Jameson Inn for $225,000 ($155,000/acre) and +/-0.512 acres for use as a Baskin Robbins for $75,000 ($146,000/acre). These two transactions resulted in a distribution of $34 per Unit in March 1996.

The Partnership closed three transactions in late 1996. A group affiliated with Publix grocery stores purchased +/-7.378 acres for $811,580 ($110,000/acre), Belk department store purchased +/-3.725 acres (along with +/-10 acres from an adjacent land owner) for $316,625 ($85,000/acre), and a group intending to construct a Subway deli purchased +/-0.89 acres for $110,000 ($123,600/acre). These sales resulted in a distribution of $100 per Unit in November 1996.


The Partnership recently completed a transaction in which it sold 32.514 acres of the Nashville, Tennessee Property for $50,000 per acre. This sale enabled the General Partner to make a distribution of $150 per Unit in May 1997. The Partnership also recently completed a transaction in which it sold +/- 1.0 acre of the Simpsonville, South Carolina Property for $160,000.


SIMPSONVILLE, SOUTH CAROLINA

Recent Developments

The General Partner has updated the site plan and established list prices for the remaining land. Parcel sizes range from 1 to 20 acres with list prices from $75,000 to $200,000 per acre. The General Partner recently renewed the listing agreement for the Property through June 30, 1997.


The Partnership completed a transaction in May, 1997 in which it sold +/-1.0 acre of land adjacent to the Subway site for $160,000. The General Partner has been advised that the proposed use for the site is a full service car wash.



The General Partner is currently considering an offer for approximately 16 acres, including all the remaining frontage on I-385. It is too early to determine whether the final price and terms of this offer will be acceptable to the General Partner.





HENRY COUNTY, GEORGIA

Recent Developments

Late in 1996, discussions were held with two local residential developers concerning this Property. These discussions did not materialize into offers to purchase any portion of the Property.


The General Partner has been advised that Rabbit Run Road has been selected for paving and improvement by the local municipality. Paving of the road will permit the site to be platted and approved as a subdivision.

NASHVILLE, TENNESSEE

Recent Developments


The intermittent discussions and negotiations about a sale of a portion of the Property for use as an exposition center have been successful. In January, 1997, the Partnership entered into a contract for the sale of 32.514 acres of the Property at a price of $50,000 per acre. On April 30, 1997, settlement occurred for 32.514 acres of the Property, resulting in gross sale proceeds of $1,625,750. This transaction resulted in the distribution of $150 per partnership unit.



As part of the consideration for the transaction, the purchaser is required to construct a 450-foot access road, meeting the specifications of the local municipality, on the Partnership's property adjacent to the exposition center parcel. This access road will enable the partnership to market sites throughout the property located on the northwest quadrant of Interstate 24 and Sam Ridley Parkway. The exposition center should have a positive affect on the marketability of all the remaining Partnership land in Nashville, TN.





                                     VOTING


RECORD DATE. The General Partner has established the close of business on July 25, 1997, as the Record Date for determining the Limited Partners entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Partnership had issued an outstanding 9,650 Units. No matters other than the Alternative Amendments and certain procedural matters may be discussed or voted upon at the Special Meeting.


VOTE CONDITIONED ON ADOPTION OF ALL OF AMENDMENTS IN EITHER THE FIRST OR SECOND ALTERNATIVE AMENDMENTS. Limited Partners may vote in favor of or against or abstain from voting with respect to each amendment contained in the proposed sets of Alternative Amendments. However, the adoption of any amendment contained in a set of

Alternative Amendments is conditioned upon the adoption of all of the amendments within that set of Alternative Amendments. In order to be adopted, all of the amendments contained in a set of Alternative Amendments must receive at least 50% of the votes of limited partnership Units eligible to vote.


REQUIRED VOTE. In the event both sets of Alternative Amendments received in excess of 50% of the votes of limited partnership Units eligible to vote, the set of Alternative Amendments receiving the most votes in excess of 50% will be adopted.

EQUAL NUMBER OF VOTES CAST. In the event of an equal number of votes being cast sufficient for the adoption of both sets of Alternative Amendments, the General Partner will determine a method of random selection and select the set of Alternative Amendments to be adopted pursuant thereto.

NO INDICATION OF VOTE. If a Limited Partner returns a signed proxy card without indicating how such Limited Partner wishes to vote on either the First Alternative Amendments or the Second Alternative Amendments, the vote will be counted as a vote for both sets of Alternative Amendments.


NEITHER ALTERNATIVE AMENDMENT ADOPTED. If neither the First Alternative Amendments nor the Second Alternative Amendments receives the affirmative vote of a majority in interest of the Units, the General Partner will continue to act as general partner of the Partnership in accordance with the Partnership Agreement.


VOTING BY PROXY. To vote by proxy, a Limited Partner must complete, sign, date, and deliver the Proxy Card to the Information Agent before the Special Meeting. Unless indicated to the contrary on the Proxy Card, the directions given on the Proxy Card will be for all of the Units that such Limited Partner may vote.

REVOCATION OF A PROXY. A Limited Partner may revoke its proxy at any time prior to the proxy holder's voting of the Units to which such proxy applies by: (i) submitting a later dated proxy with a later date to the Information Agent, (ii) attending the Special Meeting and delivering a written notice of revocation of the proxy to the representative of the Information Agent present at the Special Meeting or (iii) delivering a written notice of revocation of the proxy to the Information Agent at its address set forth herein, to be received by the Information Agent on or before September 2, 1997.

APPRAISAL RIGHTS. The Partnership Agreement does not provide for contractual appraisal rights in connection with either set of Alternative Amendments. Therefore, in the event one of the sets of Alternative Amendments is adopted, Limited Partners who oppose such set of Alternative Amendments will not have the right to dissent and demand payment in cash for the fair value of their Units.

QUESTIONS. If you have any questions concerning the Alternative Amendments please call the General Partner at (610) 964-7178.

DELIVERY OF PROXY CARDS. Limited Partners should deliver their Proxy Cards to the Information Agent at the address set forth below:

D.F. KING & CO., INC.
77 WATER STREET
NEW YORK, NEW YORK 10005
TELEPHONE NO. (800) 829-6551
FACSIMILE NO. (212) 809-8839

                                  RISK FACTORS


Each set of Alternative Amendments as well as the failure to adopt either set of Alternative Amendments presents risks for the Partnership. The following outlines the principal risks inherent in the adoption of either set of Alternative Amendments as well as the risks remaining if neither set of Alternative Amendments is adopted.



FIRST ALTERNATIVE AMENDMENTS

The following risk factors should be considered in connection with the First Alternative Amendments:


     -   RISK OF DECREASE IN VALUE OF PROPERTIES IF PARTNERSHIP TERM EXTENDED.

         If the expiration date of the Partnership Agreement is extended to December 31, 2000, there can be no assurance that eventual sale or sales of the Property will be for a higher sales price than could be achieved by the General Partner prior to the expiration of the current term on December 31, 1998 or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. The value of the Properties has fluctuated over the term of the Partnership and may continue to do so (See "THE PROPERTIES - Appraisals" below). It is possible that the value of the Properties may decline over the additional two years proposed for the new Partnership term.



     -   NO ASSURANCE OF IMPROVED RETURN


            There is no assurance that the New General Partner, or any alternative general partner, will be able to realize a better return on the Properties than the General Partner could achieve within the current term of the Partnership Agreement or in a liquidation of the Partnership assets thereafter. In light of the current valuation of the Properties, it is unlikely that any sale of the Properties in the near future will result in a net sales price which would return to the Limited Partners a distribution equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. Return on the Properties may be negatively influenced by additional costs and expenses which may be incurred in improving the Properties for marketing purposes (See "FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below), the approval of additional fees provided for in the First Alternative Amendments and the possibility that the value of the Properties may decline over the new Partnership term (See "RISK FACTORS - Risk of Decrease in Property Value if Partnership Term Extended" above).



     - POSSIBLE SALES OF PROPERTIES AT LOW PRICE WITHOUT CONSENT OF LIMITED PARTNERS IF CONSENT REQUIREMENTS MODIFIED



            By adding a definition of "all or substantially all the assets of the Partnership", to mean 60% of the real property acreage held by the Partnership as of July 25, 1997, the New General Partner will have no restrictions on the sales price that it may obtain for parcels of the Properties amounting to less than 60% of the acreage held by the

         Partnership as of July 25, 1997 other than general limitations imposed by its overall fiduciary duty with respect to the Partnership and its assets. The amendment to this provision could not only result in a combination of sales of parcels of the Properties which would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions, but also such sales could potentially be below the most recent appraised value discussed below under the heading "THE PROPERTIES-Appraisals". In addition, even if a sale constituted 60% or more of the assets of the Partnership, Limited Partners' consent would only be required if such sale were below the Acquisition Cost of such assets rather than below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions.


     -   POSSIBLE DEATH OR DISABILITY OF PRINCIPAL MEMBER OF NEW GENERAL PARTNER


            Mr. Sorenson, the individual managing member of the New General Partner, is expected to play a key role in the marketing and sale of the Properties, assisted by the principal officers and key employees of SVC. Mr. Sorenson is 71 years old. The operating agreement of the New General Partner provides that in the event of the death or disability of Mr. Sorenson, SVC will become the managing member of the New General Partner. In such event, the Limited Partners, if they did not elect to replace the New General Partner, would have to rely on the officers and key employees of SVC, who are not as individually experienced as Mr. Sorenson, to manage the Partnership. (See "FIRST ALTERNATIVE AMENDMENTS
         - Substitution of New General Partner" below.)


     -   MINIMAL CAPITALIZATION OF NEW GENERAL PARTNER

            The New General Partner will have minimal capitalization, and there is no assurance that, in the event claims are brought against the New General Partner, the New General Partner would have sufficient assets to satisfy any such claims. (See "FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below).

     -   NEW GENERAL PARTNER'S LACK OF EXPERIENCE IN PUBLIC REAL ESTATE
         PARTNERSHIPS

            The New General Partner has not previously engaged in business. Although the personnel who will comprise the management of the New General Partner have considerable experience in real estate matters, including private limited partnerships, none has had any experience in acting as the General Partner of a public real estate limited partnership.

SECOND ALTERNATIVE AMENDMENTS


The following risk factors should be considered in connection with the Second Alternative Amendments.


     -   RISK OF DECREASE IN VALUE OF PROPERTIES IF PARTNERSHIP TERM EXTENDED



            If the expiration date of the Partnership Agreement is extended to December 31, 2000, there can be no assurance that eventual sale or sales of the Properties will be for a higher sales price than could be achieved by the General Partner prior to the expiration of the current term on December 31, 1998 or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. The value of the Properties has fluctuated over the term of the Partnership and may continue to do so (See "THE PROPERTY - Appraisal" below). It is possible that the value of the Properties may decline over the additional two years proposed for the new Partnership term.


     -   NO ASSURANCE OF IMPROVED RETURN


            There is no assurance that the General Partner, or any alternative General Partner, will be able to realize a better return on the Property than the General Partner would be able to achieve within the current term of the Partnership Agreement or in a liquidation of the Partnership assets thereafter. In light of the current valuation of the Properties, it is unlikely that any sale of the Properties in the near future will result in a net sales price which would return to the Limited Partners a distribution equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. Return on the Properties may be negatively influenced by additional costs and expenses which may be incurred in improving the Properties for marketing purposes (See "THE GENERAL PARTNER - Current Management" below), the approval of additional fees provided for in the Second Alternative Amendments and the possibility that the value of the Properties may decline further over the new Partnership term (See "RISK FACTORS - Risk of Decrease in Property Value if Partnership Term Extended" above).


     -   LIMITED CAPITALIZATION OF GENERAL PARTNER

            The General Partner has limited capitalization. Although the General Partner presently intends to maintain its current capitalization, it has the right to reduce such capitalization. There is no assurance that, whether or not the General Partner retains its current capitalization, in the event claims are brought against the General Partner, the General Partner would have sufficient assets to satisfy such claims. (See "THE GENERAL PARTNER - Background" below).


     - POSSIBLE SALES OF PROPERTIES AT LOW PRICE WITHOUT CONSENT OF LIMITED PARTNERS IF CONSENT REQUIREMENTS ELIMINATED



            By eliminating the requirement in the Partnership Agreement that, under certain circumstances, a majority in interest of the Limited Partners consent to a sale of all or substantially all of the Partnership's assets, the General Partner will have no restrictions on the sales price that it may obtain for all or a portion of the Properties other than general limitations imposed by its overall fiduciary duty to the Partnership and its assets. The elimination of this provision could not only result in a sale or sales which would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions but also could result in the sale of the Properties, or parcels thereof, at below its most recent appraised value discussed below under the heading "THE PROPERTIES - Appraisals".


     -   RISK IN REHABILITATION OF ULTIMATE PARENT OF GENERAL PARTNER

            The ultimate parent company of the General Partner, Fidelity Mutual, is in a state directed Rehabilitation. It is possible that, pursuant to the proposed Rehabilitation plan, a non affiliated investor would, through its indirect control of the General Partner, reduce or reorganize management of the General Partner. (See "THE GENERAL PARTNER
         - Background" below)


NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED



            The following risk factors should be considered if neither set of Alternative Amendments is adopted.



     -   RISK OF LIQUIDATION OF PROPERTIES AT LOW PRICE
            If neither set of Alternative Amendments is adopted, and if the Properties are not sold prior to the end of the Partnership term, on December 31, 1998 the General Partner will liquidate the assets of the Partnership in accordance with the Partnership Agreement following the expiration of the Partnership term. Based on the current estimated value of the Properties (see "THE PROPERTIES -- APPRAISALS" below), it is possible that the Properties will have to be liquidated at an amount which would not return to the Limited Partners the Unpaid Cumulative Return under their Adjusted Capital Contributions.



     -   RISK IN REHABILITATION OF ULTIMATE PARENT OF GENERAL PARTNER
            The ultimate parent company of the General Partner, Fidelity Mutual, is in a state directed Rehabilitation. It is possible that, pursuant to the proposed Rehabilitation plan, a non affiliated investor would, through its indirect control of the General Partner, reduce or reorganize management of the General Partner. (See "THE GENERAL PARTNER
         - Background" below)


                              CONFLICTS OF INTEREST

Each set of Alternative Amendments presents certain conflicts of interest for the New General Partner and General Partner. The following describes the conflicts of interest inherent in each set of Alternative Amendments.

FIRST ALTERNATIVE AMENDMENTS

     TIMING OF SALE TO OBTAIN COMMISSION


            The New General Partner will be able to receive the maximum 10% commission to be paid in respect to a sale of all or a portion of the Properties and will also be able to be the exclusive agent for the sale of the Properties. It is possible that the New General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of the Properties rather than holding it for a more extended period if it were in the best interests of the Partnership.


     TIMING OF SALE TO OBTAIN DISTRIBUTION

            The New General Partner might wish to delay an immediate sale of the Properties which might be in the Partnership's best interests if the sales proceeds at the time would not be sufficient to result in any distribution to the New General Partner under the Partnership Agreement.

     BROKER PARTICIPATION


            The New General Partner's exclusive agency and participation in future commissions upon sale of the Properties could also have an adverse effect on the New General Partnership's willingness to retain local brokers and upon the local brokerage community's willingness to participate in the sale of the Properties.


In resolving any of the above-mentioned conflicts, if they arose, the New General Partner would need to be guided by its general fiduciary responsibility to the Partnership and the Limited Partners to protect the assets of the Partnership.

SECOND ALTERNATIVE AMENDMENTS

         TIMING OF SALE TO OBTAIN COMMISSION


                  The General Partner will be able to receive  the maximum 10%
              commission to be paid in respect to a sale of all or a portion of the Properties and will also be able to be the exclusive agent for the sale of the Properties. It is possible that the General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of the Properties rather than holding it for a more extended period if it were in the best interests of the Partnership.


         TIMING OF SALE TO OBTAIN DISTRIBUTION

                  The General Partner might wish to delay an immediate sale of the Property if the sales proceeds at the time would not be sufficient to result in any distribution to the General Partner.

         BROKER PARTICIPATION


                  The General Partner's exclusive agency and participation in future commissions upon sale of the Properties could also have an adverse effect on the General Partner's willingness to retain local brokers and upon the local brokerage community's willingness to participate in the sale of the Properties.


In resolving any of the above-mentioned conflicts, if they arose, the General Partner would need to be guided by its general fiduciary responsibility to the Partnership and the Limited Partners to protect the assets of the Partnership.


                           HISTORY OF THE PARTNERSHIP

The Partnership was formed on December 14, 1987, as a Delaware limited partnership, and it terminates upon disposition of all its property or the occurrence of certain other events specified in the Partnership Agreement. The term of the Partnership expires on December 31, 1998 at which time, if the Partnership is still in existence, it will be dissolved unless the term is extended.

PUBLIC OFFERING

The Partnership's public offering of 9,650 units of limited partnership interest (the "Units") commenced on June 8, 1988 and terminated on July 18,1988. As of the close of the offering, the Partnership had raised $8,829,750 through the sale of 9,650 Units.

PURCHASE OF PROPERTIES

Three properties were acquired by the Partnership (individually a "Property" and collectively the "Properties") as follows:

(i) +/-91 acres in Simpsonville (Greenville), South Carolina which was acquired by the Partnership on June 6, 1988 for a total purchase price of $2,583,931.

(ii) +/-353 acres in Henry County, Georgia which was purchased by the Partnership on July 18, 1988 for $946,303.

(iii) +/-135 acres in Nashville, Tennessee which was acquired by the Partnership in June 1988 for a total purchase price of $4,521,723.

DISTRIBUTIONS / ANNUAL PREFERRED RETURN

As of the date of this Proxy Statement, the Unit holders have received cumulative aggregate distributions of $734 per Unit.

The following table shows a breakdown of distributions by year of distributions:

                  Sept. 1988                         $ 32/unit
                  Sept. 1991                         $ 30/unit
                  Dec.  1993                         $238/unit
                  Mar.  1995                         $115/unit
                  Aug.  1995                         $ 35/unit
                  Mar.  1996                         $ 34/unit
                  Nov.  1996                         $100/unit
                  May   1997                         $150/unit
                  ----------                         ---------
                  Total                              $734/unit


The following table compares the initial capital contributions with the original investment objective of achieving a cumulative annual preferred return of 10% per annum.

SOUTHEAST ACQUISITIONS II, L.P.
Adjusted Capital Contributions/Cumulative Annual Return


                                           1988               1989               1990
                                        ------------        -----------       ------------

Beg. Adjusted Capital Contributions     $  9,650,000        $ 9,650,000       $  9,650,000
Distributions Applied To Capital                  --                 --                 --
                                        ------------        -----------       ------------
Ending Adjusted Capital Contributions   $  9,650,000        $ 9,650,000       $  9,650,000

Beg. Cumulative Annual Return           $         --        $   174,500       $  1,139,500
Annual Return (10%)                     $    482,500        $   965,000       $    965,000
Distributions Against Cumulative Return $   (308,000)       $        --       $         --
                                        ------------        -----------       ------------
Ending Cumulative Annual Return         $    174,500        $ 1,139,500       $  2,104,500

Adjusted Capital Contributions &        $  9,824,500        $10,789,500       $ 11,754,500
Cumulative Annual Return



                                            1991               1992               1993
                                        ------------        -----------       ------------
Beg. Adjusted Capital Contributions     $  9,650,000        $ 9,650,000       $  9,650,000
Distributions Applied To Capital                  --                 --                 --
                                        ------------        -----------       ------------
Ending Adjusted Capital Contributions   $  9,650,000        $ 9,650,000       $  9,650,000

Beg. Cumulative Annual Return           $  2,104,500        $ 2,780,000       $  3,745,000
Annual Return (10%)                     $    965,000        $   965,000       $    965,000
Distributions Against Cumulative Return $   (289,500)       $        --       $ (2,296,700)
                                        ------------        -----------       ------------
Ending Cumulative Annual Return         $  2,780,000        $ 3,745,000       $  2,413,300

Adjusted Capital Contributions &        $ 12,430,000        $13,395,000       $ 12,063,300
 Cumulative Annual Return



                                           1994               1995                1996
                                        -----------       ------------        ------------
Beg. Adjusted Capital Contributions     $ 9,650,000       $  9,650,000        $  9,650,000
Distributions Applied To Capital                 --                 --                  --
                                        -----------       ------------        ------------
Ending Adjusted Capital Contributions   $ 9,650,000       $  9,650,000        $  9,650,000

Beg. Cumulative Annual Return           $ 2,413,300       $  3,378,300        $  2,895,800
Annual Return (10%)                     $   965,000       $    965,000        $    965,000
Distributions Against Cumulative Return       --          $ (1,447,500)       $ (1,293,100)
                                        -----------       ------------        ------------
Ending Cumulative Annual Return         $ 3,378,300       $  2,895,800        $  2,567,700

Adjusted Capital Contributions &        $13,028,300       $ 12,545,800        $ 12,217,700
Cumulative Annual Return

                                                                        Unaudited
                                                                         6/30/97
Beg. Adjusted Capital Contributions                                    $  9,650,000
Distributions Applied To Capital                                                 --
                                                                       ------------
Ending Adjusted Capital Contributions                                  $  9,650,000

Beg. Cumulative Annual Return                                          $  2,567,700
Annual Return (10%)                                                    $    478,534
Distributions Against Cumulative Return                                $ (1,447,500)
                                                                       ------------
End Cumulative Annual Return                                           $  1,598,734

Adjusted Capital Contributions &                                       $ 11,248,734
Cumulative Annual Return



INVESTMENT OBJECTIVES

The Partnership's primary business objective has been and continues to be to try to realize appreciation in the value of the Properties by holding the Properties for investment and eventual sale, although there has never been any assurance that this will be attained within the term of the Partnership.

The Partnership has been marketing certain of the Properties, where appropriate in light of market conditions, for a number of years. The Simpsonville, SC Property has been subject to a listing agreement and continuously marketed by Windsor/Aughtry Company since September, 1990.


By an understanding reached at the inception of the Partnership, Southeast Venture Corporation ("SV") has been involved in the marketing and advised on the planning of the Nashville, TN Property. This Property has also been marketed by the General Partner's personnel since early 1994 when Nashville real estate values began to rebound. SV's involvement with the Nashville, TN site is a result of their role in SEA II's acquisition of the site.


The Henry County Property has been marketed directly by individuals associated with Southeast Acquisitions, Inc. since the inception of the Partnership and informally by local real estate professionals during the same time period.

The General Partner may sell each Property in a single sale or divide them into parcels which would be sold separately. The timing and manner of sale has been and remains within the discretion of the General Partner.

GENERAL PARTNER'S RIGHT TO SELL PROPERTIES; RESERVES

The General Partner has broad powers to manage the business and affairs of the Partnership and to sell the Properties consistent with its fiduciary duties under the Partnership Agreement. However, the General Partner may not sell or dispose of all or substantially all the assets of the Partnership at one time without the consent of a majority in interest of the Limited Partners unless in connection with a liquidation of the Partnership or in the event that the net proceeds of the sale will be sufficient to return the Limited Partners' Adjusted Capital Contributions plus their Unpaid Cumulative Return.


In the General Partner's opinion the Partnership's cash reserves will be sufficient for an additional three years from December 31, 1997. The basis used by the General Partner for calculating the sufficiency of the cash reserves is the Partnership's current reserves divided by the amount of the Partnership's historical expenses, adjusted for permanent differences, with an allowance for possible unexpected expenditures.




RIGHTS OF THE LIMITED PARTNERS ON DISSOLUTION

On dissolution of the Partnership, the General Partner is required to liquidate the assets of the Partnership and apply and distribute the proceeds thereof: (i) to the payment of all debts and liabilities of the Partnership in accordance with their terms; (ii) to the establishment, for such period as the General Partner deems reasonably necessary, of such reserves as the General Partner deems reasonably necessary to provide for contingent and unforeseen liabilities or obligations of the Partnership; and (iii) to the partners in accordance with the Partnership Agreement's priority of distribution provision.

In a liquidation, the General Partner may sell the Properties at the best available price without consent of the Limited Partners even if the net proceeds of the sale will not be sufficient to return the Limited Partners' Adjusted Capital Contributions plus their Unpaid Cumulative Return. However, if the General Partner determines that an immediate sale of part or all of the Partnership assets would cause undue loss to the Partners, the General Partner, in order to avoid such loss, may, to the extent not then prohibited by applicable law, defer liquidation of and withhold from distribution for a reasonable time, any assets of the Partnership except those necessary to satisfy the Partnership's debts and obligations.

                               THE GENERAL PARTNER

BACKGROUND

The General Partner is an indirect wholly owned subsidiary of The Fidelity Mutual Life Insurance Company, in Rehabilitation ("Fidelity Mutual"). A number of the officers and directors of the General Partner are employees of or consultants to Fidelity Mutual.

The following organizational chart shows the relationship between Fidelity Mutual and the General Partner.

         ------------------------------------------------------------
                  The Fidelity Mutual Life Insurance Company
                             (In Rehabilitation)
         ------------------------------------------------------------

                                   Owns 100%

                   ----------------------------------------

                          FML Holding Company, Inc.

                   ----------------------------------------

                                   Owns 100%

                      ----------------------------------

                          Fidelity Enterprises, Inc.

                      ----------------------------------

                                   Owns 100%

        -------------------------------------------------------------
                         Southeast Acquisitions, Inc.
             (General Partner of Southeast Acquisitions II, L.P.)
        -------------------------------------------------------------




On November 6, 1992, Fidelity Mutual's Board of Directors entered into a voluntary agreement with the Commonwealth of Pennsylvania's Department of Insurance to place Fidelity Mutual into a State directed Rehabilitation (the "Rehabilitation"). The Rehabilitation is still in progress. The Partnership is a separate entity from Fidelity Mutual, with all of its reserve funds and assets held in completely segregated accounts. Management of the General Partner has been kept generally advised of the status of the Rehabilitation from its initiation.

Fidelity Mutual anticipates that it will file a revised Rehabilitation plan (the "Plan") within the next few months and that the Plan will affect all Fidelity Mutual's assets, including its ownership of the General Partner. Although the capital stock of the General Partner will be subject to the Plan, none of the assets of the Partnership will be subject to the Plan.


Under the Plan, all Fidelity Mutual's assets are to be transferred to a stock life insurance company Fidelity Mutual currently owns. The Plan envisions that this company will be 100% owned by another Fidelity Mutual subsidiary. This subsidiary will sell in excess of 50% of its common stock to a non-affiliated investor, with the balance of the ownership interest in the company remaining with the policy holders of Fidelity Mutual. Following the sale of stock, the investor will have management control over such company. The General Partner will be an indirect wholly owned subsidiary of the company controlled by the new investor.

Although it is the present intention of Fidelity Mutual to continue the current staffing levels of the General Partner, it is possible that, if the Plan is approved and the sale to a new investor described above is consummated, such new investor, who would indirectly control the General Partner, might reduce or reorganize the management of the General Partner during the new Partnership term proposed under the Second Alternative Amendments.

The following is an unaudited balance sheet of the General Partner:

                          SOUTHEAST ACQUISITIONS, INC.
                                    UNAUDITED
                                  BALANCE SHEET
                                 MARCH 31, 1997


ASSETS

         Cash                                                       $       791
         Mortgage Receivable                                        $   563,770
         Investment in Southeast
            Acquisitions I, II and III                              $         0
                                                                    -----------
                                                                    $   564,561

SHAREHOLDER'S INVESTMENT

         Common Stock (Per value $1
           authorized 1,000 shares, issued
           and outstanding 100 shares)                              $       100
         Paid-In Capital                                            $ 1,534,891
         Accumulated Deficit                                        $  (970,430)
                                                                    -----------
                                                                    $   564,561


DIRECTORS AND OFFICERS

The directors and officers of the General Partner are:

Arthur W. Mullin. Age 51. Mr. Mullin was elected a Director of the General Partner in 1993. Mr. Mullin has also served as the President and Treasurer of the General Partner since 1993. Mr. Mullin, originally retained as a consultant to Fidelity Mutual in 1993, was appointed Senior Vice President and Director of Real Estate for Fidelity Mutual the same year and served in that capacity until 1995. Mr. Mullin resumed his consulting relationship with Fidelity Mutual in 1995. Mr. Mullin received a B.S. in Political Science and M.S. in Education from St. Joseph's University. Information concerning Mr. Mullin's background in real estate is contained under the heading "THE GENERAL PARTNER - Current Management" below.

James W. Kelican, Jr., Age 49. Mr. Kelican was elected a Director of the General Partner in 1994. He has also served as a Vice President of the General Partner since 1994. Mr. Kelican has held the position of Senior Vice President, Real Estate for Fidelity Mutual since 1993. Mr. Kelican is a graduate of Drexel University and holds the Certified Property Manager (CPM(R)) designation from the Institute of Real Estate Management of the National Association of Realtors. Information concerning Mr. Kelican's background in real estate is contained under the heading "THE GENERAL PARTNER - Current Management" below.

William S. Taylor, Age 51. Mr. Taylor was a Director of the General Partner from 1993 to 1994. Mr. Taylor was reelected a Director of the General Partner in 1995. Mr. Taylor was also elected Vice President of the General Partner in 1995. Mr. Taylor is the Deputy Insurance Commissioner for Liquidation's, Rehabilitation's and Special Funds for the Commonwealth of Pennsylvania and has had an oversight role in the Rehabilitation of Fidelity Mutual. Mr. Taylor has a B.A. in Economics from Elizabethtown College and an M.A. in Governmental Administration from the University of Pennsylvania.

Margaret M. Tamasitis, Age 51. Ms. Tamasitis has been the Assistant Secretary of the General Partner since 1988. Ms. Tamasitis is also a Second Vice President of Fidelity Mutual in the Controller's office. Ms. Tamasitis received her B.S. in Accounting from Temple University.

Robert Bixler, Age 54. Mr. Bixler has been the Secretary of the General Partner since 1988. He also served as General Counsel to the General Partner from 1994 to 1996. He is also Vice President and Associate Counsel of Fidelity Mutual. Mr. Bixler received his A.B. degree in Economics from Temple University and his J.D. degree from Temple University Law School.

FORMER MANAGEMENT/CONSULTING RELATIONSHIP


Ms. Deborah J. Dillon had been involved with the General Partner from the Partnership's inception until the end of 1996, first as Vice President, then as President from 1988 to 1993 and finally as a consultant from 1993 through 1996. Ms. Dillon was also a director of the General Partner from 1988 to 1993. As an officer of the General Partner at the time of the acquisition of the Properties by the Partnership, Ms. Dillon was instrumental in the Partnership's purchase of the Properties.



Following her resignation as President in 1993, which coincided with her resignation as an officer of Fidelity Mutual shortly after the commencement of the Rehabilitation, and was prompted by a desire to return to Atlanta, Georgia, Ms. Dillon acted as the General Partner's Director of Operations under a performance-based consulting agreement with the General Partner (the "Consulting Agreement") until the end of 1996. Under the Consulting Agreement Ms. Dillon was paid a nominal consulting fee and was granted certain rights to participate in any potential profits of the General Partner. No compensation was earned by or paid to Ms. Dillon pursuant to the profit sharing provisions of the Consulting Agreement because total proceeds from property sales during the consulting period ended to exceed the threshold amount set forth in the Consulting Agreement necessary to generate participation by the General Partner in profits on sales and, therefore, payments to Ms. Dillon.



During her period as a consultant, Ms. Dillon was the principal advisor to the officers and directors of the General Partner with respect to the management and operations of the Partnership and marketing of the Properties. The Consulting Agreement expired by its terms on June 30, 1996 and was extended by mutual consent through December 31, 1996. The Consulting Agreement was not renewed further principally because Ms. Dillon informed the General Partner that other business commitments had grown to the point that she did not believe that she could spend the time necessary to adequately advise on managing the Partnership's assets in the future at the level of compensation provided for in the Consulting Agreement and that she had concerns regarding the continuity of the management of the General Partner as a result of the Rehabilitation. Ms. Dillon has agreed to advise the New General Partner if the First Alternative Amendments are adopted. (See "FIRST ALTERNATIVE AMENDMENTS - New General Partner" below.)



CURRENT MANAGEMENT


The current management of the General Partner, led by Mr. Mullin and Mr. Kelican who are assisted by several other professionals, oversee the management, marketing and disposition of the Properties in addition to all other Partnership issues. Together the management team has over 75 years experience in working with all types of real estate, including vacant and developable land.


Mr. Mullin was a commercial banker for First Pennsylvania Bank from 1973 to 1981. In this capacity, he was involved with land development as the banker to both a land development subsidiary of a major utility and to a major industrial developer in the Philadelphia suburbs. Both of these companies held widely diverse properties in suburban, rural and agrarian areas.

After holding a position as a commercial banker for Meritor Savings Bank from 1981 to 1985, Mr. Mullin also worked briefly for Merrill Lynch Capital Markets during 1985 and, in that capacity, facilitated a number of evaluations for corporate clients of their commercial real estate holdings.

Mr. Mullin joined Kaiser Steel Corporation ("Kaiser") in 1986 as its Senior Vice President and Chief Financial Officer. In that capacity, he evaluated the development prospects for the thousands of acres that Kaiser owned throughout Southern California and formulated development plans for certain portions of its holdings, while selling off other holdings to either users or developers.

Since 1990, Mr. Mullin has been a principal in KMR Management, Inc., a management consulting firm whose primary focus has been troubled businesses. Assistance to these businesses has been in a variety of areas, including advice on redeployment of real estate assets and strategizing with respect to land held for development.

Since 1993, the most significant client Mr. Mullin has consulted for has been Fidelity Mutual and its numerous real estate subsidiaries, including the General Partner. On a combined basis, Fidelity Mutual, either directly or indirectly through subsidiaries, partnerships or ventures, is involved with thousands of acres of land in various stages of development. Mr. Mullin has personally been involved in major decisions involving these properties, which are located in the Northeast, Southeast and Southwest sections of the United States.

Mr. Kelican began his real estate career in the early seventies with Latimer & Buck, Inc., a Philadelphia commercial real estate mortgage banking firm. He held several positions, including Assistant Controller and Assistant Vice President, with responsibility for real estate asset management. During this period he was involved with a variety of general real estate and land development projects.

From 1980 to 1984, Mr. Kelican worked for Cigna Investments where he was a Senior Real Estate Asset Manager, and, subsequently, the Director of Mortgage Administration. His responsibilities extended to selected markets on a nationwide basis.

In 1984 Mr. Kelican became Senior Vice President of GMAC Realty Advisors, Inc./Mortgage and Realty Trust, where he was responsible for all aspects of the company's real estate asset management until July, 1993.

Mr. Kelican was employed by Fidelity Mutual in July, 1993. He became a Vice President and Director of the General Partner in early 1994. He has been responsible for land and land development assets owned by Fidelity Mutual either directly, or indirectly through subsidiaries, partnerships or ventures in the states of Arizona, Colorado, Connecticut, Florida, Georgia, Pennsylvania, Tennessee and Texas.

        Beginning in mid-1995, in anticipation of the expiration date of Ms. Dillon's Consulting Agreement in June of 1996, the management of the General Partner has been considering a range of management alternatives for the Properties. The General Partner has investigated possible local representation, talked with firms who might fill the consulting role performed by Ms. Dillon and interviewed a number of candidates as potential successor General Partners, including Richard W. Sorenson, a member of the proposed New General Partner who had been proposed to the Partnership as a possible successor General Partner by Ms. Dillon. Mr. Sorenson was previously known to management of the General Partner as a result of his involvement in the management, leasing, sale and equity participation in other real estate investments with the General Partner or its Affiliates.



During 1996 and 1997, management of the General Partner commissioned appraisals of the Properties in an ongoing effort to assess their current market value and the best ways to market and sell the Properties. The results of the appraisal are discussed below under the heading "THE PROPERTIES-Appraisals".



The officers of the General Partner other than Mr. Mullin and Mr. Kelican are not actively involved in the marketing, sale or management of the Properties.


Officers of the General Partner most recently inspected the Simpsonville and Henry County properties in October, 1996 and February 1997. Meetings with Owen-Faulkner and Associates, Urban Realty Advisors, Inc., Windsor/Aughtry Company, the Henry County Development Authority, and Grubb & Ellis were conducted during these inspections.

THE FOLLOWING DESCRIPTION OF THE GENERAL PARTNER'S INTENTIONS WITH RESPECT TO MANAGEMENT AND MARKETING THE PROPERTIES REPRESENTS ITS CURRENT PLANS WITH RESPECT THERETO. HOWEVER, THERE IS NO ASSURANCE THAT THESE PLANS WILL BE IMPLEMENTED OR THAT, IF IMPLEMENTED, THEY WILL RESULT IN A SALE OR SALES OF THE PROPERTIES.



PLANS OF CURRENT MANAGEMENT IF SECOND ALTERNATIVE AMENDMENTS ARE APPROVED



If the Second Alternative Amendments are approved by a majority in interest of the Unit holders current management will continue its strategy of marketing smaller parcels of each of the Properties.



PLANS OF CURRENT MANAGEMENT IF NEITHER SET OF ALTERNATIVE AMENDMENTS IS
APPROVED


If neither set of Alternative Amendments is approved, the General Partner will implement the marketing plan set forth above as if the Second Alternative Amendments were adopted and then, upon expiration of The Partnership term on December 31, 1998 commence a liquidation of the Properties in accordance with the Partnership Agreement.

                                 THE PROPERTIES

THE PROPERTIES

The Properties acquired by the Partnership consist of the following:


(i) +/-91 acres in Simpsonville (Greenville), South Carolina which was acquired by the Partnership on June 6, 1988 for a total purchase price of $2,583,931; +/-41 acres of this Property remains unsold.


(ii) +/-353 acres in Henry County, Georgia which was purchased by the Partnership on July 18, 1988 for a total purchase price of $946,303; +/-180 acres of this Property remains unsold.

(iii) +/-135 acres in Nashville, Tennessee which was acquired by the Partnership in two separate transactions in June 1988 for a total purchase price of $4,521,723; +/-97 acres of this Property remains unsold.

1996 - 1997 SALES AND DISTRIBUTIONS

The Partnership closed a number of transactions in 1996, all relating to the Simpsonville (Greenville), South Carolina Property. Earlier in the year, the Partnership sold +/-1.457 acres for use as a Jameson Inn for $225,000 ($155,000/acre) and +/-0.512 acres for use as a Baskin Robbins for $75,000 ($146,000/acre). These two transactions resulted in a distribution of $34 per Unit in March 1996.

The Partnership closed three transactions in late 1996. A group affiliated with Publix grocery stores purchased +/-7.378 acres for $811,580 ($110,000/acre), Belk department store purchased +/-3.725 acres (along with +/-10 acres from an adjacent land owner) for $316,625 ($85,000/acre), and a group intending to construct a Subway deli purchased +/-0.89 acres for $110,000 ($123,600/acre). These sales resulted in a distribution of $100 per Unit in November 1996.


The Partnership has closed two transactions in 1997. The Partnership sold 32.514 acres of the Nashville, Tennessee Property for $50,000 per acre. This sale enabled the General Partner to make a distribution of $150 per Unit in May
1997. The Partnership also completed the sale of a +/-1.0 acre portion of the Simpsonville, South Carolina Property for $160,000 in May, 1997.


SIMPSONVILLE, SOUTH CAROLINA

Background

The Simpsonville Property is located on the east side of Fairview Road, and on the southwest side of the frontage road of Interstate 385. Just north of the Property is the intersection of Fairview Road and Interstate 385. Interstate 385 and Interstate 26 form the primary route between Greenville and Columbia, the capital of South Carolina. Interstate 385, know locally as the "Golden Strip Highway", is also a major commuter route between downtown Greenville and the residential communities to the south of Greenville. +/-49 acres of the Property have been sold since its acquisition.

Simpsonville is one of the fastest growing areas in Greenville County. The Greenville/Spartanburg area has established itself as a diverse industrial manufacturing district with an international reputation.

The Partnership has sold various parcels, totaling +/-49 acres, to a number of entities. In addition to the Walmart that was constructed on property purchased from the Partnership, the proposed uses of land sold by the Partnership include banks, fast-food restaurants, grocery and department stores. The emerging retail center in the area is known as Fairview Park. Fairview Park is adjacent to another retail center known as Fairview Station Shopping Center. Stores in Fairview Station Shopping Center include Kmart, a grocery store, local retail and restaurants.

Recent Developments


The General Partner has updated the site plan and established list prices for the remaining land. Parcel sizes range from 1 to 20 acres with list prices from $75,000 to $200,000 per acre. The General Partner recently renewed the listing agreement for the Property through June 30, 1997.



The Partnership completed the sale of +/-1.0 acre of land adjacent to the Subway site in May, 1997 for $160,000. The General Partner has been advised that the proposed use for the site is a full service car wash.



The General Partner is currently considering an offer for approximately 16 acres, including all the remaining frontage on I-385. It is too early to determine whether the final price and terms of this offer will be acceptable to the General Partner.


Real Estate Market Conditions

The real estate market in the area surrounding the Property has been very active in recent years. Eight nearby residential subdivisions accounted for nearly 25% of the total lots approved by Greenville County in 1995. As a result of the residential growth, commercial growth in the area has followed. The construction of a new high school and an expansion of the local hospital are also strong indicators of the growth the local area has experienced. Indications are that the local economy will continue to develop, and the further development of Fairview Park will likely be supported by residential growth in the community.

Appraisals & Valuations


The General Partner had the Simpsonville Property appraised in 1996 by Owen Faulkner & Associates. The appraiser has no relationship with the General Partner, the New General Partner or their Affiliates.


The table below details various valuations of the Simpsonville Property during the term of the Partnership. The first value is the acquisition cost of the Property, the second and third values are the conclusion of appraisals performed on the Property in 1992 and 1996, and the last value is the current book value of the Property.


        ACQUISITION (7/88)              APPRAISAL (1992)              APPRAISAL (1996)             BOOK VALUE (12/96)
        ------------------              ----------------              ----------------             ------------------

     $2,583,931(+/- 91 acres)        $3,373,000(+/- 86.6 acres)      $3,300,000(+/- 47.5 acres)    $1,135,331(+/- 42 acres)
           $28,395/acre                   $38,950/acre                  $69,474/acre                  $27,032/acre

The difference between the 1996 and 1992 appraisals is a result of the success of the Property as a retail location. There were relatively few sales of this Property prior to 1992. Since the sale of land for the construction of a Walmart, a Publix shopping center and a Belk department store, and the sale of numerous smaller commercial lots, the demand for the Property, and accordingly the value, has experienced a substantial increase.

The 1992 appraiser used the sales comparison (market) approach to value, which uses sales of comparable land to estimate the value of the property. The other two prevalent methods of valuation, cost and income, are inappropriate for land. The appraiser's opinion was that approximately 20 acres of the Property had a near term commercial use. The appraiser suggested that the remaining 65 acres be held while the market absorbed the first 20 acres. The appraiser also estimated the Property's present value using a discounted cash flow analysis for comparison to the conclusions of the market approach. The absorption schedule used for the present value analysis was based on the sale of 20 acres over five
(5) years with the remaining land valued in bulk. The appraiser reconciled the amounts generated by the sales comparison approach and the discounted cash flow analysis for the final value.

The 1996 appraiser, Owen Faulkner & Associates, used similar methods to value the Property. The appraiser used the sales comparison (market) approach to value. A present value analysis (discounted cash flow) was also conducted to support the market approach and reconcile the final value. The appraiser used the current marketing plan and comparable sales in the area to estimate the value of tracts of the Property.

The General Partner has reviewed the conclusions of the 1996 appraisal and believes it is a reasonable approximation of the Property's value.

HENRY COUNTY, GEORGIA

Background

The Henry County, Georgia Property is located surrounding two roads, Iris Lake Road and Rabbit Run Road, in Henry County, Georgia. Henry County is located southeast of the center of metropolitan Atlanta, Georgia.

As a result of sales of portions of the Property in prior years, the Property now consists of two non-contiguous parcels of land. The larger parcel is located on the east side of Iris Lake Road at the intersection of Whitaker Road. The other parcel is located approximately one mile to the southeast of the Iris Lake Road parcel on the east side of Rabbit Run Road.

Recent Developments

Late in 1996, discussions were held with two local residential developers concerning this Property. These discussions did not materialize into offers to purchase any portion of the Property.


The General Partner has been advised that Rabbit Run Road has been selected for paving and improvement by the local municipality. Paving of the road will permit the site to be platted and approved as a subdivision.

Real Estate Market Conditions

The single-family market is the strongest segment of the real estate market in the Atlanta area. The Greater Atlanta Home Builders Association reported that 31,326 single-family housing permits were issued in 1993, 32,453 permits were issued in 1995, and 23,165 permits were issued between January 1996 and July 1996.

Phase II of the Kings Forest subdivision, being built on property purchased from the Partnership, adjoins the Iris Lake Road parcel to the southeast. Although the roads and improvements have been constructed and no home construction has commenced, the General Partner has been advised that single-family homes with an average price of $150,000 - $160,000 are planned. As of February, 1997, there are only two available lots remaining in Phase I of Kings Forest. Another nearby residential development, Bethany Crossing, is constructing single-family homes priced below $100,000 immediately south of the Rabbit Run Road parcel.

Appraisals & Valuations


The General Partner had the Henry County Property appraised in 1997 by Urban Realty Advisors, Inc. The appraiser has no relationship with the General Partner, the New General Partner or their Affiliates.


The table below details various valuations of the Henry County Property during the term of the Partnership. The first value is the acquisition cost of the Property, the second and third values are the conclusion of appraisals performed on the Property in 1992 and 1997, and the last value is the current book value of the Property.


        ACQUISITION (7/88)              APPRAISAL (1992)              APPRAISAL (1997)             BOOK VALUE (12/96)
        ------------------              ----------------              ----------------             ------------------

     $916,431 (+/- 353 acres)        $1,575,000 (+/- 314 acres)      $585,000 (+/- 180 acres)     $379,794 (+/- 180 acres)
           $2,596/acre                     $5,016/acre                    $3,250/acre                  $2,110/acre




The most determinant factor in the difference of value between the 1996 and 1992 appraisals is the quality of the remaining land. The parcels sold of this Property have generally been those that were more easily accessed and developed. The remaining land at this Property is likely to be more difficult to develop. Accordingly, the remaining land is less valuable on a per acre basis.

The 1992 appraiser utilized the sales comparison (market) approach to value the Property. The appraiser used prior sales of the Partnership's Property, sales of residential land in the surrounding area, and the list prices of residential land for sale in the vicinity to determine market values for each tract of the Property.

The 1996 appraiser, Urban Realty Advisors, Inc., also used the sales comparison (market) approach to value the Property. Using sales of similar residential land from the surrounding area, the appraiser determined an estimate of value for the remaining Partnership land. The General Partner has reviewed the conclusions of the 1996 appraisal and believes it is a reasonable approximation of the Property's value.

NASHVILLE, TENNESSEE

Background

The Nashville, Tennessee Property is located in the northeast and northwest quadrants of the intersection of Sam Ridley Parkway and Interstate 24 in Smyrna, Rutherford County, Tennessee. Rutherford County is located generally in the geographic center of Tennessee, southeast of the downtown Nashville, which is approximately 17 miles to the northwest. Rutherford County is the second most populous county in the Nashville metropolitan area.


A sale to the Middle Tennessee Electric Membership Cooperative and a related easement are the only transactions with respect to this Property to date. This sale, conducted in mid-1995, consisted of the +/-4.24 acres furthest from Interstate 24, along Sam Ridley Parkway, in the northwest quadrant of the Property. The Property currently comprises +/-45.05 acres in the northeast quadrant and +/-52.0 acres in the northwest quadrant.


Recent Developments


The intermittent discussions and negotiations about a sale of a portion of the Property for use as an exposition center have been successful. In January, 1997, the Partnership entered into a contract for the sale of 32.514 acres of the Property at a price of $50,000 per acre. On April 30, 1997, settlement occurred for 32.514 acres of the Property, resulting in gross sale proceeds of $1,625,750. This transaction resulted in the distribution of $150 per partnership unit.



As part of the consideration for the transaction, the purchaser is required to construct a 450-foot access road, meeting the specifications of the local municipality, on the Partnership's property adjacent to the exposition center parcel. This access road will enable the partnership to market sites throughout the property located on the northwest quadrant of Interstate 24 and Sam Ridley Parkway. The exposition center should have a positive affect on the marketability of all the remaining Partnership land in Nashville, TN.


Real Estate Market Conditions

A number of real estate sales, totaling at least 42 acres, occurred along Sam Ridley Parkway close to Interstate 24 in 1996. The General Partner has been advised that the intended uses for these properties include multi-family housing, a restaurant, a real estate office, and a church. The size of the properties include sold ranged from 16.62 acres to 1 acre at prices from $42,000 to $115,000 per acre. There was one sale of 1.15 acres in early 1996 for $300,000. This site is the only site that is currently accessible in a planned +/-11 acre commercial development.

Appraisals & Valuations


The General Partner had the Nashville Property appraised in 1996 by Martin Appraisal Services. Except as described in the immediately following sentence, the appraiser has no relationship with the General Partner, the New General Partner or their Affiliates. From April, 1984 to August, 1987, the president of Martin Appraisal Services served as a Vice President of SV, the predecessor of SVC, which owns 49% of SMGT.


The table below details various valuations of the Nashville Property during the term of the Partnership. The first value is the acquisition cost of the Property, the second and third values are the conclusion of appraisals performed on the Property in 1992 and 1996, and the last value is the current book value of the Property.

        ACQUISITION (7/88)              APPRAISAL (1992)              APPRAISAL (1996)             BOOK VALUE (12/96)
        ------------------              ----------------              ----------------             ------------------

     $4,545,981 (+/- 135 acres)      $1,100,000 (+/- 135 acres)      $2,740,000 (+/- 130 acres)   $1,065,354 (+/- 130 acres)
           $33,674/acre                     $8,148/acre                    $21,077/acre                  $8,195/acre


The difference between the 1996 and 1992 appraisals is a result of the improved real estate market conditions and the methodologies of the two appraisers. Real estate market conditions have improved in general and in the vicinity of the Partnership's land. This is most clearly demonstrated by the recent sale of a significant portion of the Property for use as an exposition center.

The 1992 appraiser used the sales comparison (market) approach to value the Property. The appraisal also estimated the present value using a discounted cash flow analysis to confirm the results of the market approach. In the discounted cash flow analysis, the appraiser was very conservative in determining the Property's present value, using a 20% discount rate for example. The appraiser also deducted the estimated cost to bring utilities to the Property from the final value.


The 1996 appraiser, Martin Appraisal Services, also used the sales comparison (market) approach to value the Property in bulk. The appraiser also estimated the value of the Property if developed and sold as lots to end users. The appraiser was able to use several sales of land that occurred in the past few years along Sam Ridley Parkway in the sales comparison approach. In the development analysis, the appraiser evaluated the sale of tracts of land over a three (3) year period and estimated the costs of necessary utility improvements. Due to the short period of time estimated as an absorption period, the appraiser did not discount the cash flow for the absorption period. In this and previous communication, the General Partner has presented the estimated market value of the Property using the bulk valuation approach.


The General Partner has reviewed the conclusions of the 1996 appraisal and believes that based on the sale of 32.514 acres for $50,000 per acre a higher total sale value may be realized for the Property.


THE APPRAISED VALUES OF ALL OF THE PROPERTIES DISCUSSED IN THIS SECTION DO NOT REFLECT THE COSTS, EXPENSES AND COMMISSIONS WHICH WOULD BE INCURRED IN CONNECTION WITH A SALE OF ANY OF THE PROPERTIES.



                           THE ALTERNATIVE AMENDMENTS


REASONS FOR AND BENEFITS OF EACH SET OF ALTERNATIVE AMENDMENTS

As part of its fiduciary responsibility to protect the assets of the Partnership and further the business objectives of the Partnership, the General Partner is offering the Limited Partners the opportunity to vote to extend the term of the Partnership pursuant to either of the two sets of Alternative Amendments.


The General Partner believes that the current market value of the Properties is below an amount which would return to the Limited Partners their Adjusted Capital Contributions plus their Unpaid Cumulative Return. This assessment is based upon 1996 and 1997 appraisals (See "THE PROPERTIES - Appraisals" below) and the General Partner's inspection of the Properties and review of the assumptions and conclusions of the appraisals with local real estate professionals.

The main purpose for and benefit of either of the sets of Alternative Amendments is to provide the Partnership with an extended opportunity to improve the return on the Limited Partners' investment, as the Partnership's original business objectives will, in all likelihood, not be met within the existing term or in a liquidation of the Partnership assets thereafter. The General Partner believes that it is in the Partnership's best interests to extend the term of the Partnership pursuant to either sets of Alternative Amendments, even though there is no assurance that the return to the Limited Partners will be improved by extending the term.

The General Partner decided to offer the Limited Partners an alternative to the General Partner continuing for the extended term in response to requests by a few Limited Partners for a new general partner following news of the conclusion of Ms. Deborah Dillon's involvement with the Partnership (See "THE GENERAL PARTNER - Consulting Relationship" below) and expressions of concern by other Limited Partners as to the impact of Fidelity Mutual's ownership interest in the General Partner (See "THE GENERAL PARTNER - Background" above).

BENEFITS OF ADOPTING FIRST ALTERNATIVE AMENDMENTS

     -   EXTENDED TIME TO REALIZE PARTNERSHIP'S INVESTMENT OBJECTIVES.


            Under the First Alternative Amendments, the Partnership term would be extended by 2 years to December 31, 2000, which would provide the New General Partner additional time to improve the return on the Limited Partners' investment. The value of the Properties has fluctuated over the Partnership term (See "THE PROPERTIES - Appraisals" below). The extended time period would give the New General Partner the chance to implement its marketing plan to find prospective purchasers. However, there is no assurance that purchasers will be found or that the Partnership will be able to improve the return to the Limited Partners within such extended time period (See "RISK FACTORS - First Alternative Amendments" below). In light of the current valuation of the Properties, it is unlikely that any sale of the Properties in the near future will result in a net sales price which would return to the Limited Partners a distribution equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions.


     -   NEW MANAGEMENT.


            The New General Partner has considerable experience in the marketplace where the Property is located. The New General Partner has no affiliation with Fidelity Mutual, the parent of the General Partner. The New General Partner presents an opportunity to elect new management for those Limited Partners who wish to extend the term of the Partnership but may be concerned about the conclusion of Ms. Dillon's consulting relationship with the General Partner or the impact of the Rehabilitation of Fidelity Mutual on the General Partner. For the relationship between Fidelity Mutual and the General Partner See "THE GENERAL PARTNER Background" above.

     -   ABILITY TO ACT QUICKLY ON PROSPECTIVE SALES.

            In the case of the First Alternative Amendments, modifying the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales of all or a portion of the Properties which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.


            In light of the current valuation of the Properties, it is unlikely that any sale of the Properties will result in a net sales price which would return to the Limited Partners a distribution equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. As a result, under the current Partnership Agreement, the New General Partner would have to obtain the consent to any sale of the Properties in their entirety or any sale of a portion of the Properties which, in the judgment of the New General Partner, would amount to a sale of all or substantially all the assets of the Partnership.



BENEFITS OF ADOPTING SECOND ALTERNATIVE AMENDMENTS

     -   EXTENDED TIME TO REALIZE PARTNERSHIP'S INVESTMENT OBJECTIVES.


            Under the Second Alternative Amendments, the Partnership term would be extended by 2 years to December 31, 2000, which would provide the General Partner additional time to improve the return on the Limited Partners' investment. The value of the Properties has fluctuated over the partnership term (See "THE PROPERTIES - Appraisals" below). The extended time period would give the General Partner the chance to continue to market the Property. However there is no assurance that purchasers will be found or that the Partnership will be able to improve the return to the Limited Partners within such extended time period (See "RISK FACTORS - Second Alternative Amendments" below). In light of the current valuation of the Properties, it is unlikely that any sale of the Properties in the near future will result in a net sales price which would return to the Limited Partners a distribution equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions.


     -   CONTINUITY OF MANAGEMENT


            Under the Second Alternative Amendments, the General Partner is willing to offer the Limited Partners the option of it continuing as the General Partner for the same extended term as proposed for the New General Partner and on similar terms and conditions if the Limited Partners decide they wish to extend the term of the Partnership but retain current management. The General Partner is also prepared to extend its term only upon receipt of additional fees, commission and rights to sell the Properties.

            In addition to the benefit of continuity of management, new fees would not be payable to the General Partner until after the expiration of the original Partnership term on December 31, 1998.


     -   ABILITY TO ACT QUICKLY ON PROSPECTIVE SALES.


            In the case of the Second Alternative Amendments, eliminating the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales of all or a portion of the Properties which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.



            In light of the current valuation of the Properties, it is unlikely that any sale of the Properties in the near future will result in a net sales price which would return to the Limited Partners a distribution equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. As a result, under the current Partnership Agreement, the General Partner would have to obtain the consent to any sale of the Properties in their entirety or any sale of a portion of the Properties which, in the judgment of the General Partner, would amount to a sale of all or substantially all the assets of the Partnership. There is presently no definition of "all or substantially all the assets of the Partnership" in the Partnership Agreement.


                DIFFERENCES BETWEEN THE ALTERNATIVE AMENDMENTS

The terms of the First Alternative Amendments and the Second Alternative Amendments are similar, with three principal exceptions:

     -   DIFFERENT GENERAL PARTNERS

            Under the First Alternative Amendments, the New General Partner would be substituted for the General Partner for the new term of the Partnership Agreement, while under the Second Alternative Amendments, the General Partner would continue in that capacity for the new term.



     -   TIMING OF FEES

            Under the First Alternative Amendments, management fees for the New General Partner would commence as of the adoption of the First Alternative

         Amendments, while the Second Alternative Amendments only permit the current General Partner to begin receiving such fees following the expiration of the current term of the Partnership Agreement.



     -   MODIFICATION VERSUS ELIMINATION OF LIMITED PARTNERS CONSENT

            Under the First Alternative Amendments the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership under certain circumstances would be modified to only require such consent if 60 percent or more of the real estate acreage of the Partnership as of July 25, 1997 is sold at one time at a price which would fail to return to the Limited Partners the Acquisition Cost of the assets sold, while under the Second Alternative Amendments, the requirement that Limited Partners' consent to sales of all or substantially all the assets of the Partnership would be eliminated entirely.



FIRST ALTERNATIVE AMENDMENTS

SUBSTITUTION OF NEW GENERAL PARTNER

Southeast Acquisitions, Inc. would be removed as the General Partner of the Partnership and SMGT would be substituted as the New General Partner effective as of the date the First Alternative Amendments are adopted and the New General Partner signs the Partnership Agreement.

SMGT was identified as the proposed New General Partner based on the experience of its members in real estate transactions, their familiarity with the marketplace in the Southeastern United States, prior dealings with the General Partner and its Affiliates and intent to use the advisory services of Ms. Dillon whose knowledge of the Property would provide some continuity to management of the Property.

Although preliminary discussions were held with a number of candidates, the General Partner has not engaged in a comprehensive search for a new general partner. An extended search for other potential successor general partners was not undertaken because of the evident qualifications of SMGT, the willingness of SMGT to become a successor general partner, the difficulty an Affiliate of the General Partner had experienced in attempting to locate a successor general partner for another limited partnership and the reluctance of other candidates to assume the risks of becoming general partner of the Partnership.

SMGT is a Tennessee Limited Liability Company whose members are Richard W. Sorenson, who owns a 51% interest in the company, and Southeast Venture Corporation, a Tennessee corporation ("SVC") which owns 49% of SMGT.

Mr. Sorenson, a resident of Atlanta, Georgia, recently visited Columbia, South Carolina to inspect the Property. In prior years, he has completed real estate transactions and developed projects in Columbia and other areas in South Carolina.

Mr. Sorenson, age 71, has over 35 years experience in several real estate disciplines, including land acquisition and development, development of office buildings, shopping centers, warehouses and medical facilities. All of these activities occurred in the Southeastern United States.

Mr. Sorenson was President of Phoenix Investment Company ("Phoenix"), a publicly owned, Atlanta based real estate development and investment firm from 1965 to 1970. Concurrent with his employment at Phoenix, he was President of First Atlanta Realty Fund, a publicly owned real estate investment trust. During his tenure with the trust, he served as a Trustee of the National Association of Real Estate Investment Trusts.

Following his departure from Phoenix in 1970, Mr. Sorenson became Vice President of Cousins Properties in Atlanta, Georgia, where he was responsible for development of office buildings, shopping centers and apartments until 1971. Until forming Southeast Venture Companies ("SV") in 1979, Mr. Sorenson was an independent real estate developer.

Mr. Sorenson was co-founder of SV in 1979. In 1992, substantially all of the assets of SV were sold to SVC.

Mr. Sorenson is a graduate of the Northwestern University Business School with a major in real estate.

The other member of the New General Partner is SVC. SVC is a Nashville, Tennessee-based full service real estate corporation involved in real estate brokerage, property management and development of office buildings, hospitals, medical buildings and other medical facilities. SVC was formed in 1992. Its personnel include civil engineers, architects and other real estate professionals whose services will be utilized by the New General Partner. The officers and key employees of SVC include the following:

Paul J. Plummer, Age 47. Mr. Plummer serves as director of project management services for SVC. Mr. Plummer is responsible for management, team structuring, cost control and scheduling of large scale projects for SVC including office buildings, medical centers, commercial office buildings, commercial land ventures and build-to-suit projects. Before joining SV in 1986, Mr. Plummer served as a partner and director of design for the Nashville-based architecture and engineering firm of Gresham, Smith and Partners. In that capacity he was responsible for the design and planning of over 15 major projects throughout the United States and Saudi Arabia. Mr. Plummer earned his bachelor of architecture degree from the University of Kentucky and is a member of the American Institute of Architects.

Wood S. Caldwell, Age 44. Mr. Caldwell is responsible for all site development activities on behalf of commercial and health care clients of SVC, including managing all design consultants, permitting, scheduling, budgeting and construction management. He contributes to SVC's development team in the areas of land planning, zoning, permitting, engineering and construction. Before joining SV in 1985, Mr. Caldwell served as a professional engineer for Gresham, Smith and Partners. As the prime site design engineer for Gresham, Smith and Partners, Mr. Caldwell produced and coordinated site development plans for over 50 separate medical facilities in over 40 different communities throughout the southeast, Mr. Caldwell earned his bachelor of engineering degree from the Vanderbilt University School of Engineering.

Axson E. West, Age 43. Mr. West serves as vice president of brokerage services for SVC, specializing in office and industrial leasing, improved property sales and land disposition for several commercial and residential projects. Mr. West has sold real estate and real estate securities since 1980 and, since joining SV in 1988, he has been responsible for the disposition of land encompassing industrial, office and retail developments. Mr. West is director of the Nashville Board of Realtors and president elect of the board's commercial investment division. He received his bachelor of arts degree from Vanderbilt University and is a Certified Commercial Investment Member, a designation of the Commercial Investment Real Estate Institute.

Cameron W. Sorenson, Age 35. Mr. Sorenson serves as director of vertical development for SVC. He is primarily responsible for providing development and project management for the clients of SVC. Prior to assuming these responsibilities, Mr. Sorenson was project director for two large scale land development ventures for SVC. Prior to joining SV in 1987, Mr. Sorenson was with Trust Company Bank in Atlanta, as an officer in the National Division, managing a credit portfolio in excess of $150 million. He received his bachelor of science degree in finance from the MacIntyre School of Business at the University of Virginia. Cameron Sorenson is the son of Richard W. Sorenson, the individual, majority member of the New General Partner.

Neither SMGT nor any of its members owns directly or indirectly any Units.

For eleven years, Mr. Richard Sorenson has worked with Deborah Dillon, the former President and consultant of the General Partner. (See "THE GENERAL PARTNER - Former Management/Consulting Relationship" above).

Ms. Dillon has agreed to advise and consult with the New General Partner concerning the Property on a continuing basis for which she will be compensated by the New General Partner solely from a percentage of real estate commissions earned by the New General

Partner in connection with sales of Partnership property. Ms. Dillon or her immediate family own 160 Units but have no ownership interest in the New General Partner. Ms. Dillon has informed the General Partner that the 160 Units will be voted in favor of the First Alternative Amendments.



The New General Partner does not have any interest in the General Partner or its Affiliates. The General Partner has no interest in the New General Partner or its Affiliates and will receive no consideration in the event the New General Partner is substituted as a successor general partner. The General Partner and New General Partner do not have any common officers or directors.


SMGT and Mr. Sorenson have entered into an agreement with the Partnership to substitute SMGT as the New General Partner of the Partnership upon adoption of the First Alternative Amendments. The agreement provides that, following such approval, SMGT will execute the Partnership Agreement, thereby agreeing to be bound by all the terms and conditions of the Partnership. Under the agreement, SMGT and Mr. Sorenson have agreed to indemnify the Partnership from and against any costs and expenses incurred by the Partnership in accordance with the substitution in the event that SMGT defaults under the agreement. The Partnership has also agreed to indemnify Mr. Sorenson against his costs and expenses if the Partnership defaults under the agreement by refusing to allow SMGT to assume the position of New General Partner if an affirmative vote of the Units approves SMGT as the New General Partner. Under the agreement, SMGT has also agreed to be substituted as general partner of two other limited partnerships in which the General Partner also acts as general partner, if the limited partners of such partnerships approve such substitution. SMGT's potential substitution as the New General Partner of the Partnership is not dependent upon its substitution as general partner in any of the other partnerships.

SMGT HAS REPRESENTED TO THE PARTNERSHIP THAT THE FOLLOWING DESCRIPTION OF ITS INTENTIONS WITH RESPECT TO MANAGING AND MARKETING THE PROPERTIES IF IT IS APPOINTED THE NEW GENERAL PARTNER REPRESENTS ITS CURRENT PLANS WITH RESPECT THERETO. HOWEVER, THERE IS NO ASSURANCE THAT ALL OR ANY OF THESE PLANS WILL BE IMPLEMENTED, OR THAT, IF IMPLEMENTED, THEY WILL RESULT IN A SALE OR SALES OF THE PROPERTIES.

Simpsonville, South Carolina. SMGT will undertake an evaluation to determine the advisability of building an internal road through the remaining property, beginning along the frontage road near the Walmart tract and ending along the access road behind the Wachovia Bank site. This evaluation will determine whether the small parcels created along both sides of the new road would continue to demand prices in excess of $110,000 per acre which would more than justify the cost to build such a road. The Simpsonville market remains very strong and, other than an analysis of possible road improvements, no substantial change in course is expected to be undertaken.

Nashville, Tennessee. Using SVC's engineers, architects, and other site specialists, all property on both sides of the interstate will undergo a development evaluation which considers site characteristics (road frontage, soil and rock conditions, topography, and other factors) to formulate possible development scenarios, utility and road access plans, etc. Simultaneously,

SVC will be asked to undertake a detailed market evaluation to determine a recommended utilization plan for the Property assuming completion of the Expo center. While these activities are in process, there is likely to be sales interest in small frontage sites which would be recommended if it did not adversely impact the total plan.

Henry County, Georgia. The Henry County acreage is located in two non-contiguous parcels. Before specific marketing plans can be created for the two parcels, the New General Partner will evaluate utility and road access, floodplain (which affects both parcels) and ascertain the highest and greatest residential density possible for the parcels (not all parcels have been zoned). Only after the New General Partner has determined the total number of housing units per usable acre on each of the parcels will a market study be undertaken since residential land is valued by the number of housing units it will yield. The assistance of area brokers and agents will be utilized to market this Property.

EXTENSION OF PARTNERSHIP TERM

The term of the Partnership would be extended by 2 years from December 31, 1998 to December 31, 2000. This additional period may give the Partnership more latitude and flexibility to negotiate a favorable sale or sales agreements to maximize the value of the Properties to the Partnership and improve the return to the Limited Partners. However, these can be no guarantee that the Partnership will be able to realize a better sale price during such extended period than it would during the period prior to the expiration of the current term or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. Moreover, there is also a risk that the Properties will decrease in value during any such extended term.

The Partnership currently has a termination date of December 31, 1998. At that point in time, if the term is not extended, the Partnership will dissolve and any distributions will be made in accordance with a liquidation. Pursuant to the Partnership Agreement, all distributions in a liquidation will be made in the following priority; first to any debts or obligations of the Partnership (there currently are none); next to a reserve, as determined by the General Partner, to facilitate the liquidation of all the Partnership's assets; and, finally to the partners.

AUTHORIZATION OF FEES AND COMMISSIONS FOR NEW GENERAL PARTNER

As part of the First Alternative Amendments, the Partnership Agreement will also be amended to provide the following fees and commissions for the New General
Partner:

(i)      Management Fees

Under the existing Partnership Agreement, the General Partner was entitled to receive a management fee pursuant to Section 4.5(b) as follows:

"(b) For the services to be performed by the General Partner in connection with the management and administration of the Partnership, the Partnership shall pay the General Partner an annual management fee equal to -1/4 of 1% of the cost of the Partnership's properties, commencing on the date hereof and continuing, with respect to each property, until such time as the property is sold or improvement of the property commences by the Partnership. In no event shall this fee, with respect to any property, exceed a cumulative total of 2% of the original cost of the property. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter or if the Partnership's reserves are less than -1/2 of 1% of the Limited Partners' Capital Contributions, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds after the Limited Partners have received distributions in a total amount equal to the aggregate amount paid by them to the Partnership for their Units."

This provision resulted in payments to the General Partner of $18,753 per year through 1996 for a total of $150,021. The General Partner has received the maximum in fees currently authorized under the Partnership Agreement. This Amendment would approve additional fees for the New General Partner at an annual rate comparable to that originally authorized. The fees would commence as of the date of authorization of the First Alternative Amendments and the execution by the New General Partner of the Partnership Agreement and continue through the end of the extended Partnership term.


The effect of the First Alternative Amendment would be that the Partnership would pay an additional management fee to the New General Partner (assuming the adoption of the First Alternative Amendments on September 3, 1997) of $6,194 in 1997, $19,000 in 1998, $19,000 in 1999 and $19,000 in 2000; provided that if the
Properties were sold in their entirety prior to December 31, 2000, the Partnership would only pay the New General Partner a pro rata portion of the applicable annual fee to the date of such sale. Unlike the current provisions of the Partnership Agreement which defer payment of management fees if reserves are insufficient and the limited partners have not received distributions equaling the amount they paid for their Units, the new Management Fees would be payable prior to any such distribution.


(ii)     Commissions

         The Partnership Agreement currently contains the following restrictions on the General Partner's right to receive commissions in connection with the sale of Partnership property, in Section 4.5(c):

         "(c) If the General Partner or its Affiliates provide a substantial amount of the services in the sales effort for the sale of a Partnership property, they may receive up to one-half of the competitive real estate commission (that real estate or brokerage commission paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property), not to exceed 3%, which amount shall not be paid until the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Annual Return. If the General Partner or its Affiliates participate with an independent broker on such sale, the subordination requirement shall apply only to the commission earned by the General Partner or its Affiliates.
         The total compensation paid to all persons for the sale of a Partnership property shall be limited to a competitive real estate commission, not to exceed 10% of the contract price for the sale of the property, and if such compensation to all Persons for the sale of a Partnership property exceeds 6%, the, notwithstanding the other provisions of this Section 4.5(c), the General Partner and its Affiliates shall not receive any compensation for such sale and such compensation for such sale shall be paid only to Persons other than the General Partner and its Affiliates."



The First Alternative Amendments would provide that the total compensation paid to all persons, including the New General Partner, for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract sales price of the Properties. Unlike current provisions of the Partnership Agreement, which defer payment of commissions until after the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Annual Return, the New General Partner will be able to realize the commission or disposition fee immediately upon any such sale.



        The following table sets forth the proposed commissions and management fees to be paid to the New General Partner under the First Alternative Amendments


   PROPOSED COMMISSIONS AND MANAGEMENT FEES TO BE PAID TO NEW GENERAL PARTNER
                       UNDER FIRST ALTERNATIVE AMENDMENTS



YEAR         AMOUNT OF COMMISSION                           TOTAL COMMISSION      MANAGEMENT FEE         TOTAL POSSIBLE MANAGEMENT
                                                                                                                 FEE
1997         Commission equal to competitive                Depends on sale       $6,194
             real estate commission or disposition fee,     price of Property
             the commission paid to all Persons
             including New General Partner not to
             exceed 10% of contract price for Property
-----------------------------------------------------------------------------------------------------------------------------
1998         Same as 1997                                         Same            $19,000.00/ annum *
-----------------------------------------------------------------------------------------------------------------------------
1999         Same as 1997                                         Same            $19,000.00/ annum *
-----------------------------------------------------------------------------------------------------------------------------
2000         Same as 1997                                         Same            $19,000.00/ annum *
-----------------------------------------------------------------------------------------------------------------------------
1997-2000                                                                                                          $63,194 **

------------------

* or pro rata portion of fee if the Properties are sold before the end of the year.

** or lesser amount, depending on a pro rata reduction if the Property is sold before 12/31/00



EXCLUSIVE RIGHT TO SELL THE PROPERTIES



The Partnership Agreement provides in Section 4.3(g):


"The Partnership shall not give the General Partner or its Affiliates an exclusive right to sell or exclusive employment to sell properties for the Partnership."


The First Alternative Amendments would delete Section 4.3(g) from the Partnership Agreement in its entirety and expressly provide that the New General Partner or an Affiliate would have the right to be given an exclusive right to sell or exclusive employment to sell the Properties.



Section 4.2(a) "AUTHORITY OF GENERAL PARTNER" would be amended to add the following provision, "(xiii) Reserve to itself or an Affiliate or enter into a contract for the exclusive right to sell or exclusive employment to sell property for the Partnership"



The foregoing amendments to Sections 4.3(g) and 4.2(a) are designed both as an incentive to the New General Partner to continue as general partner and to facilitate sales of the Properties.


MODIFICATION OF REQUIREMENT THAT LIMITED PARTNERS CONSENT TO SALE OF ALL OR SUBSTANTIALLY ALL OF ASSETS OF THE PARTNERSHIP

The Partnership Agreement currently provides in Section 4.3(b):

"(b) Without the Consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to sell all or substantially all the assets of the Partnership in a single sale, except that the General Partner may sell such assets without such consent (A) in connection with the liquidation of the Partnership under Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions."


There is presently no definition of "all or substantially all the assets of the Partnership" in the Partnership Agreement. As a result, there is continuing uncertainty as to whether a vote of Limited Partners is required for certain sales of the Properties. This uncertainty can lead to the possible delay, or even loss of a sale since the General Partner may be forced to obtain a vote of Limited Partners in order to resolve the uncertainty. The First Alternative Amendments would add a definition of "all or substantially all the assets of the Partnership" to mean 60% or more of the real estate acreage held by the Partnership as of July 25, 1997.


The effect of adding the definition would be to permit the New General Partner to sell the Properties, or portions thereof in a combination of sales amounting to less than 60% of the acreage of the Partnership as of July 25, 1997, without limitation as to price, other than general limitations imposed by its fiduciary duty to the Partnership and its assets, without obtaining the consent of a majority in interest of the Limited Partners. The modification of the Partnership Agreement could not only result in sales of the Properties, or portions thereof which, if the parcels sold constituted less than 60% of the real estate acreage held by the Partnership on the date of this Proxy Statement, would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions, but such sales could also potentially be below the recent appraised value discussed above under the heading "THE PROPERTIES."

The additional modification of Section 4.3(b) would delete the phrase "Unpaid Cumulative Return plus their Adjusted Capital Contributions" and insert "Acquisition Cost of the assets sold."

"Acquisition Cost" will be defined in the First Alternative Amendments as "with respect to a Partnership asset, the price originally paid by the Partnership to acquire the asset, including the value of any mortgages or liens on the asset assumed by the Partnership at the time of acquisition, excluding points and prepared interest."

The effect of adding this definition is that, even if a sale or disposition of a portion of the Properties constituted 60% or more of the assets of the Partnership, Limited Partners' consent to the sale or disposition would only be required if such sale were below an amount which would return to the Limited Partners the Acquisition Cost of such assets rather than below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions.

SECOND ALTERNATIVE AMENDMENTS

EXTENSION OF PARTNERSHIP TERM

The term of the Partnership would be extended by 2 years from December 31, 1998 to December 31, 2000. The extended termination date is identical to that proposed for the New General

Partner under the First Alternative Amendments. This additional period may give the Partnership more latitude and flexibility to negotiate a favorable sales or sales agreements to maximize the value of the Properties to the Partnership and improve the return to the Limited Partners. However, there can be no assurance that the Partnership will be able to realize a higher sales price than could be achieved by the General Partner during the period prior to the expiration of the current term of in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. There is also a risk that the Properties will continue to decrease in value during any such extended term.

The Partnership currently has a termination date of December 31, 1998. At that point in time, if the term is not extended, the Partnership will dissolve and any distributions will be made in accordance with a liquidation. Pursuant to the Partnership Agreement, all distributions in a liquidation will be made in the following priority: first to any debts or obligations of the Partnership (there currently are none); next to a reserve, as determined by the General Partner, to facilitate the liquidation of all the Partnership's assets; and, finally, to the partners.


AUTHORIZATION OF FEES AND COMMISSIONS FOR GENERAL PARTNER


The Partnership Agreement will also be amended to provide that the General Partner will be entitled to fees and commission as described below, commencing on January 1, 1999. The fee and commission structure is identical to that proposed for the New General Partner under the First Alternative Amendments, except that they may not be earned the General Partner prior to the expiration of the current term of the Partnership Agreement on December 31, 1998.

(i)      Management Fees

Under the existing Partnership Agreement, the General Partner was entitled to receive a management fee pursuant to Section 4.5(b) as follows:

         "(b) For the services to be performed by the General Partner in connection with the management and administration of the Partnership, the Partnership shall pay the General Partner an annual management fee equal to -1/4 of 1% of the cost of the Partnership's properties, commencing on the date hereof and continuing, with respect to each property, until such time as the property is sold or improvement of the property commences by the Partnership. In no event shall this fee, with respect to any property, exceed a cumulative total of 2% of the original cost of the property. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter or if the Partnership's reserves are less than -1/2 of 1% of the Limited Partners' Capital Contributions, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of sale or Financing proceeds after the Limited Partners have received distributions in a total amount equal to the aggregate amount paid by them to the Partnership for their Units."

This provision resulted in payments to the General Partner of $18,753 per year through 1996 for a total of $150,021. The General Partner has received the maximum in fees currently authorized under the Partnership Agreement. This Amendment would approve additional fees for the

General Partner at an annual rate comparable to that originally authorized. The fees would commence as of January 1, 1999 and continue through the end of the extended Partnership term.

The effect of the Second Alternative Amendments would be that the Partnership would pay an additional management fee to the General Partner of $0 in 1997, $0 in 1998, $19,000 in 1999 and $19,000 in 2000; provided that if the Properties were sold in their entirety prior to December 31, 2000, the Partnership would only pay the General Partner a pro rata portion of the applicable annual fee to the date of such sale. Unlike the current provisions of the Partnership Agreement which defer payment of management fees if reserves are insufficient and the Limited Partners have not received distributions equaling the amount they paid for their Units, the new Management Fees would be payable prior to any such distribution.

(ii)     Commissions

The Partnership Agreement currently contains the following restrictions on the General Partner's right to receive commissions in connection with the sale of Partnership property, in Section 4.5(c):

         "(c) If the General Partner or its Affiliates provide a substantial amount of the services in the sales effort for the sale of a Partnership property, they may receive up to one-half of the competitive real estate commission (that real estate or brokerage commission paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property), not to exceed 3%, which amount shall not be paid until the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Annual Return. If the General Partner or its Affiliates participate with an independent broker on such sale, the subordination requirement shall apply only to the commission earned by the General Partner or its Affiliates. The total compensation paid to all persons for the sale of a Partnership property shall be limited to a competitive real estate commission, not to exceed 10% of the contract price for the sale of the property, and if such compensation to all Persons for the sale of a Partnership property exceeds 6%, them, notwithstanding the other provisions of this
         Section 4.5(c), the General Partner and its Affiliates shall not receive any compensation for such sale and such compensation for such sale shall be paid only to Persons other than the General Partner and its Affiliates."


     The Second Alternative Amendments would delete Section 4.5(c) from the Partnership Agreement in its entirety. The Amendments would also provide that the total compensation paid to all persons, including the General Partner for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract sales price of the Properties. Unlike the current provisions of the Partnership Agreement, which defer payment of commissions until after the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Annual Return, the General Partner will be able to realize the commission or disposition fee immediately upon any such sale.


        The following table sets forth the proposed commission and management fees to be paid to the General Partner under the Second Alternative Amendments.


YEAR         AMOUNT OF COMMISSION                   TOTAL COMMISSION      MANAGEMENT FEE         TOTAL POSSIBLE MANAGEMENT
                                                                                                          FEE
1997         Commission equal to competitive                Depends on sale       None
             real estate commission or disposition          price of Property
             fee, the commission paid to all
             Persons including General Partner
             not to exceed 10% of contract price
             for Property
--------------------------------------------------------------------------------------------------------------------------
1998         Same as 1997                                       Same              None
--------------------------------------------------------------------------------------------------------------------------
1999         Same as 1997                                       Same              $19,000/ annum *
--------------------------------------------------------------------------------------------------------------------------
2000         Same as 1997                                       Same              $19,000/ annum *
--------------------------------------------------------------------------------------------------------------------------
1997-2000                                                                                                $38,000 **
--------------------------------------------------------------------------------------------------------------------------



* or pro rata portion of fee if the Properties are sold before the end of the year.

** or lesser amount, depending on a pro rata reduction if the Property is sold before 12/31/00

EXCLUSIVE RIGHT TO SELL THE PROPERTIES

The Partnership Agreement also provides in Section 4.3(g) "The Partnership shall not give the General Partner or its Affiliates an exclusive right to sell or exclusive employment to sell property for the Partnership."


The First Alternative Amendments would delete Section 4.3(g) from the Partnership Agreement in its entirety and expressly provide that the General Partner or an Affiliate would have the right to be given an exclusive right to sell or exclusive employment to sell the Properties.



Section 4.2(a) "AUTHORITY OF GENERAL PARTNER" would be amended to add the following provision: "(xiii) Reserve to itself or an Affiliate or enter into a contract for the exclusive right to sell or exclusive employment to sell property for the Partnership."



The foregoing amendments to Sections 4.3(g) and 4.2(a) are designed both as an incentive to the General Partner to continue as general partner and to facilitate sales of the Properties.


ELIMINATION OF REQUIREMENT THAT LIMITED PARTNERS CONSENT TO SALE OF ALL OR SUBSTANTIALLY ALL OF ASSETS OF THE PARTNERSHIP

         The Partnership Agreement currently provides in Section 4.3(b):

         "(b) Without the Consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to sell all or substantially all the assets of the Partnership in a single sale, except that the General Partner may sell such assets without such consent (A) in connection with the liquidation of the Partnership under
         Section 5.4 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions."

The Second Alternative Amendments would delete subsection 4.3(b) in its entirety.

The effect of the deletion would be to permit the General Partner to sell the Properties in one or more sales without limitation as to price, other than general limitations imposed by its overall fiduciary responsibility to the Partnership and its assets, without obtaining the consent of a majority in interest of the Limited Partners. The deletion of this provision could not only result in sales which would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions, but could also result in the sale of all or a portion of the Properties at below their more recent appraised values discussed above under the heading "THE PROPERTIES - Appraisals".


                        FEDERAL TAX CONSEQUENCES; LEGAL OPINION



The Partnership has obtained an opinion from legal counsel as of the date of this Proxy Statement that neither of the Alternative Amendments would cause: (i) a material adverse effect on the Limited Partners by reason of a termination of the Partnership for Federal income tax purposes; or (ii) the Partnership to be treated as an association taxable as a corporation for Federal income tax purposes. The opinion is enclosed as Exhibit D to this Proxy Statement. If for some reason such legal counsel cannot restate the contemplated opinion on the date of the Special Meeting, the General Partner would adjourn the Special Meeting to a later date or cancel it.




                                ELIGIBLE UNITS




The presence, in person or by proxy, of Limited Partners holding more than 50% of the total number of outstanding Units that Limited Partners hold will constitute a quorum at the Special Meeting. An assignee of Units that the General Partner has not admitted to the Partnership as a Limited Partner, however, will be unable to vote at the Special Meeting. Such assignee's Units will also not be considered outstanding for purposes of determining whether a quorum exists at the Special Meeting or whether the Limited Partners approve one of the Alternative Amendments. Additional Units acquired by a Limited Partner with respect to which the General Partner has not admitted such Limited Partner to the Partnership will also not be considered outstanding for purposes of the Special Meeting and the Limited Partner will be unable to vote such Units.



The General Partner has admitted to the Partnership as Limited Partners all assignees of Units as of the Record Date. As of the Record Date, there were 9,650 Units that Limited Partners held that were eligible to vote at the Special Meeting.

                                     VOTING

RECORD DATE. The General Partner has established the close of business on July 25, 1997 as the Record Date for determining the Limited Partners entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Partnership had issued and outstanding 9,650 Units. No matters other than the sets of Alternative Amendments and certain procedural matters may be discussed or voted upon at the Special Meeting. For either of the Alternative Amendments to take effect, the Limited Partners must vote more than 50% of the total number of outstanding Units in favor of one of the sets of Alternative Amendments at the Special Meeting. Limited Partners will possess one vote for each Unit eligible to be voted that they hold.


VOTE CONDITIONED ON ADOPTION OF ALL OF AMENDMENTS IN EITHER THE FIRST OR SECOND ALTERNATIVE AMENDMENTS. Limited Partners may vote in favor of or against or abstain from voting with respect to each of the amendments contained in the proposed sets of Alternative Amendments. However, the adoption of any amendment contained in a set of Alternative Amendments is conditioned upon the adoption of all of the amendments within that set of Alternative Amendments. In order to be adopted, all of the amendments contained in a set of Alternative Amendments must receive at least 50% of the votes of limited partnership Units eligible to vote.

REQUIRED VOTE. In the event both sets of Alternative Amendments received in excess of 50% of the votes of limited partnership units eligible to vote, the set of Alternative Amendments receiving the most votes in excess of 50% will be adopted.

EQUAL NUMBER OF VOTES CAST. In the event of an equal number of votes being cast sufficient for the adoption of both sets of Alternative Amendments, the General Partner will determine a method of random selection and select the set of Alternative Amendments to be adopted pursuant thereto.

NO INDICATION OF VOTE. If a Limited Partner returns a signed proxy card without indicating how such Limited Partner wishes to vote on either the First Alternative Amendments or the Second Alternative Amendments, the vote will be counted as a vote for both sets of Alternative Amendments.

IF NEITHER ALTERNATIVE AMENDMENT ADOPTED. If neither the First Alternative Amendments nor the Second Alternative Amendments receives the affirmative vote of a majority in interest of the Units, the General Partner will continue to act as general partner of the Partnership in accordance with the Partnership Agreement.

ABSTENTIONS/BROKER NON-VOTES. With respect to each set of Alternative Amendments, abstentions and broker non-votes will have the same effect as a vote against approval because more than 50% of the total number of outstanding eligible Units must approve a set of Alternative Amendment, rather than just a majority of those eligible Units present at the Special Meeting.

APPRAISAL RIGHTS

Section 17-212 of the Delaware Revised Uniform Limited Partnership Act provides that a partnership agreement may provide for contractual appraisal rights for a partnership interest in a limited partnership held by any class, group of partners, or partnership interests in connection with the amendment of a partnership agreement. Dissenters' rights granted to holders of corporate securities by state statute are not provided to limited partners under the Delaware Revised Uniform Limited Partnership Act. The Partnership Agreement does not provide for contractual appraisal rights in connection with the Alternative Amendments. Therefore, Limited Partners who oppose the Alternative Amendments will not have the right to dissent and demand payment in cash for the fair value of their Units.

PROXIES

Proxyholders will vote the eligible Units represented by valid proxies at the Special Meeting in accordance with the directions given on the Proxy Card and this Proxy Statement concerning whether to approve one of the Alternative Amendments. Moreover, the proxyholders intend to vote such Units on any procedural matters coming before the Special Meeting in accordance with their best judgment. Unless indicated to the contrary thereon, the directions given on a Limited Partner's Proxy Card will be for all of such Limited Partner's eligible Units.


If a Limited Partner signs and returns a Proxy Card without giving any directions on how to vote on the Alternative Amendments, the Proxyholder will vote such Limited Partner's eligible Units in favor of both Sets of Alternative Amendments.


REVOCATION OF PROXIES


A Limited Partner may revoke its proxy at any time prior to the proxyholder's voting of the Units to which such proxy applies by: (i) submitting a later dated proxy to the Information Agent, (ii) attending the Special Meeting and delivering a written notice of revocation of the proxy to the representative of the Information Agent present at the Special Meeting, or (iii) delivering a written notice of revocation of the proxy to the Information Agent at the address set forth herein, which the Information Agent receives on or before September 2, 1997.

INFORMATION AGENT

The Partnership has retained the Information Agent to distribute the attached letter from the General Partner, the attached notice of the Special Meeting, this Proxy Statement, and the Proxy Card (the "Proxy Materials") and to collect completed Proxy Cards. Pursuant to the requirements of the Partnership Agreement, the Information Agent has mailed these documents, by certified mail, to each Limited Partner as of the Record Date at his record mailing address. As a result, the Information Agent has also distributed the Proxy Materials to various banks, brokerage firms, and other custodians, nominees, and fiduciaries that may hold Units on behalf of beneficial owners (collectively, the "Nominee Holders"). The Partnership will pay the Information Agent a fee of approximately $3,300 for such services and reimburse it for its out-of-pocket expenses. The Partnership will also reimburse Nominee Holders for the reasonable expenses that they incur when forwarding the attached letter from the General Partner and the Proxy Materials to the beneficial owners of the Units.

SOLICITATIONS BY THE GENERAL PARTNER

The directors, officers, and employees of the General Partner may solicit proxies with respect to the Alternative Amendments by mail, personal interview, telephone, facsimile transmission, or other means. They will receive no additional compensation therefor.

                               OWNERSHIP OF UNITS


The following table sets forth certain information regarding the beneficial ownership of the Units and the capital stock of the General Partner (the "SEA Shares"), respectively, as of July 25, 1997 by: (i) all persons who are beneficial owners of 5% or more of the Units or the SEA Shares, respectively,
(ii) all directors and executive officers of the General Partner, and (iii) all directors and executive officers of the General Partner as a group. The General Partner does not itself own any Units but does hold a partnership interest as a general partner. The disclosure that no person is the beneficial owner of 5% or more of the Units is based upon the Partnership not having received any Schedules 13D or 13G to the contrary on or before July 25, 1997. Unless stated otherwise, the persons named below possess sole voting and investment power with respect to the securities set forth opposite their names.




                                                    UNITS                            SEA SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER       NUMBER            PERCENT          NUMBER            PERCENT
------------------------------------       ------            -------          ------           ---------
Fidelity Enterprises, Inc.                                                     100               100%
Radnor, PA 19087



                                     EXPERTS

The financial statements of the Partnership at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 incorporated herein by reference have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Representatives of the firm of Ernst & Young LLP are expected to be present in person or by telephone at the Special Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                              AVAILABLE INFORMATION

The Partnership is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements, and other information that the Partnership has filed with the Commission may be inspected and copied at the public reference facilities that the Commission maintains at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Commission's regional offices located at Room 3190, Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, 13th Floor, New York, New York 10048. In addition, such reports, proxy statements, and other information concerning the Partnership may be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549 at prescribed rates. Additionally, the Partnership's reports, proxy statements, and other information filed with the Commission may also be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005. They may also be accessed through the Commission's website at http://www.sec.gov.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


The Partnership hereby incorporates herein by reference the Financial Information (as hereinafter defined) appearing in: (i) the Partnership's Annual Report on Form 10-K for the year ended December 31, 1996, Commission File No. 0-17680, (as amended on July 15, 1997) and (ii) the Partnership's periodic reports and amendments, if any, thereto, filed with the Commission under the Exchange Act after the date hereof but on or before the Special Meeting. The Partnership also hereby incorporates herein by reference any current reports filed with the Commission after the date hereof but on or before the Special Meeting. Any statement contained herein or in a document incorporated by reference herein, however, shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained in a subsequently dated document that is considered part of this Proxy Statement is inconsistent therewith. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. The term "Financial Information" shall mean any financial statements, supplementary financial information, and management discussion and analysis of financial condition and results of operations.


Upon request and without charge, the Partnership will send to any Limited Partner a copy of any document incorporated herein by reference, excluding any exhibits to such document. Any such request should be made to the General Partner at the address or telephone number set forth on the back cover page of this Proxy Statement. The General Partner will fulfill each such request by mailing the requested document to the requesting Limited Partner by first class mail within one business day after receiving the request. Requests should be made to Marget M. Tamasitis, Secretary, Southeast Acquisitions, Inc., 250 King of Prussia Road, Radnor, PA 19087 (610) 964-7234.

                                   APPENDIX I

                                GLOSSARY OF TERMS


The following terms shall have the meanings specified in this Appendix for the purpose of the foregoing Proxy Statement.

"Acquisition Cost" means the price originally paid for a Partnership asset, including the value of any mortgages or liens on the asset assumed by the Partnership at the time of acquisition, excluding points and prepaid interest.

"Adjusted Capital Contributions" means an amount equal to $4,225,000 reduced by an amount equal to all distributions (other than distributions of operational cash flow) made to the Limited Partners under Section 3.1(b), but in no event an amount less than zero.

"Affiliate" or "Affiliated Person" of a specified Person means (i) and Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person; (ii) any Person owning or controlling 10% or more of the outstanding voting securities of the specified Person; (iii) any officer, director, or partner of the specified Person; and (iv) if the specified Person is an officer, director or partner, any company for which such a Person acts in any such capacity.

"Alternative Amendments" means the proposed First Alternative Amendments and Second Alternative Amendments to the Partnership Agreement of Southeast Acquisitions I L.P.

"Capital Contribution" means the total amount of money (and the initial Gross Asset Value of any property other than money) contributed to the Partnership (prior to the deduction of any selling commissions, selling allowances or selling expenses) by any Partner or all the Partners (or the predecessor holders of the Interests of any Partner or Partners).

"Commission" means The Securities and Exchange Commission.

"Consulting Agreement" means the Consulting Agreement between Deborah J. Dillon, and the General Partner by which Ms. Dillon agreed to act as Director of Operations under a performance-based consulting agreement.

"Closing Date" means the date on which subscriptions for all 4,225 Units are accepted by the General Partner, and the subscribers therefor are admitted as Limited Partners.

"Cumulative Annual Return" means an amount equal to 10% per year simple interest on the Adjusted Capital Contributions of the Limited Partners, calculated from the earlier of (i) the end of the calendar quarter in which the Capital Contributions are made or (ii) the Closing Date.

"Exchange Act" means The Securities and Exchange Act of 1934, as amended.

"Fidelity Mutual" means Fidelity Mutual Life Insurance Company, in Rehabilitation, which indirectly owns the General Partner.

"Financial Information" means any financial statements, supplementary information, and management discussion and analysis of financial condition and results of operations.

"First Alternative Amendments" means the proposed set of Alternative Amendments set forth on pages B1-B4 of Exhibit B hereto.

"General Partner" means Southeast Acquisitions, Inc., a Delaware corporation.

"Information Agent" means D.F. King & Co., Inc.

"Kaiser" means Kaiser Steel Corporation

"Limited Partners" means the limited partners of Southeast Acquisitions II, L.P.

"New General Partner" means Southern Management Group of Tennessee, LLC, a Tennessee Limited Liability Company.

"Nominee Holders" means banks, brokerage firms, custodians, nominees, and fiduciaries that may hold Units on behalf of beneficial owners in Southeast Acquisitions II, L.P.

"Partnership Agreement" means the Partnership Agreement of Southeast Acquisitions II, L.P.

"Partnership" means Southeast Acquisitions II, L.P.

"Phoenix" means Phoenix Investment Company, a publicly owned Atlanta based real estate development company and investment firm.

"Plan" means the plan of Rehabilitation for Fidelity Mutual.

"Property/Properties" means the properties acquired by Southeast Acquisitions II, LP in the states of Georgia, South Carolina; and Tennessee, either referred to individually as "Property" or collectively as the "Properties".

"Proxy Card" means the proxy card distributed to all Limited Partners of Record for the purpose of instructing proxy-holders how to vote a Limited Partner's Units with respect to the Alternative Amendments if that partner cannot attend the vote personally.

"Proxy Materials" means collectively, the notice of the Special Meeting, the Proxy Statement, and Proxy Card distributed by the Partnership through its Information Agent.

"Proxy Statement" means materials distributed by the Partnership to all Limited Partners concerning the vote on the Alternative Amendments.

"Record Date" means July 25, 1997.


"Rehabilitation" means the State directed rehabilitation of Fidelity Mutual.

"SEA Shares" means the beneficial ownership of the public offering of 9,650 units of limited partnership interest, and the capital stock of the General Partner.

"Second Alternative Amendments" means the proposed set of Alternative Amendments set forth on pages B4-B6 of Exhibit B hereto.

"SMGT" means Southern Management Group of Tennessee, LLC


"Special Meeting" means the meeting held at 10:00 a.m. (Central Daylight Savings
Time) on Wednesday, September 3, 1997 to consider and vote upon Alternative Amendments to the Partnership Agreement.


"SV" means Southeast Venture Companies.

"SVC" means Southeast Venture Corporation, Inc., a Tennessee corporation which owns 49% of SMGT.

"Units" means the units of limited partnership in the Partnership.

"Unpaid Cumulative Return" means an amount, determined as of the date of the Partnership's receipt of Sale or Financing proceeds, equal to the Cumulative Annual Return as of such date less the sum of all distributions to the Limited Partners before such date under Section 3.1(a), but in no event less than zero.

                                    EXHIBIT A


                              PARTNERSHIP AGREEMENT

                               TABLE OF CONTENTS



                                                                  PAGE

INTRODUCTION .................................................     A-1

ARTICLE I              ORGANIZATION ..........................     A-1
                1.1    Continuation ..........................     A-1
                1.2    Name ..................................     A-1
                1.3    Term ..................................     A-1
                1.4    Place of Business .....................     A-1
                1.5    Registered Office and
                          Registered Agent ...................     A-1
                1.6    Business ..............................     A-1

ARTICLE II             PARTNERS AND CAPITAL ..................     A-2
                2.1    General Partner .......................     A-2
                2.2    Units .................................     A-2
                2.3    Capital Contributions of Limited
                          Partners ...........................     A-2
                2.4    Limited Partners ......................     A-2
                2.5    Partnership Capital ...................     A-2
                2.6    Liability of Partners .................     A-2
                2.7    Capital Accounts ......................     A-2

ARTICLE III            DISTRIBUTIONS, PROFITS
                          AND LOSSES .........................     A-3
                3.1    Cash Distributions ....................     A-3
                3.2    Profits and Losses ....................     A-3
                3.3    Allocations and Distributions
                          Among Limited Partners .............     A-4
                3.4    Other Allocations .....................     A-5
                3.5    Syndication Expenses ..................     A-5
                3.6    Recharacterization of Fees ............     A-5
                3.7    Income Offset .........................     A-5
                3.8    Minimum Gain Chargeback ...............     A-5

ARTICLE IV             MANAGEMENT ............................     A-5
                4.1    Exclusive Management Rights
                          of General Partner .................     A-5
                4.2    Authority of General Partner ..........     A-5
                4.3    Restrictions on Authority of
                          General Partner ....................     A-6
                4.4    Duties and Obligations of
                          General Partner ....................     A-8
                4.5    Compensation of General
                          Partner ............................     A-9
                4.6    Partnership Expenses ..................     A-9
                4.7    Other Business of Partners ............     A-10
                4.8    Limitation on Responsibility
                          of General Partner;
                          Indemnification ....................     A-10

ARTICLE V               DISSOLUTION, CONTINUATION
                          AND LIQUIDATION ....................     A-11
                5.1     Dissolution ..........................     A-11
                5.2     Continuation .........................     A-12
                5.3     Valuation of Interest of General
                           Partner ...........................     A-12
                5.4     Liquidation ..........................     A-13

ARTICLE VI              TRANSFER OF UNITS ....................     A-13
                6.1     Assignment of Units ..................     A-13
                6.2     Substituted Limited Partners .........     A-14
                6.3     Death, Incompetency or Bankruptcy
                           of Limited Partners ...............     A-14
                6.4     Transfer Fee .........................     A-14

ARTICLE VII             ACCOUNTING AND FISCAL
                           MATTERS ...........................     A-15
                7.1     Partnership Records ..................     A-15
                7.2     Accounting and Fiscal Year ...........     A-15
                7.3     Bank Accounts and
                           Investments .......................     A-15
                7.4     Reports ..............................     A-15

ARTICLE VIII            MEETINGS AND VOTING
                           RIGHTS OF LIMITED
                           PARTNERS ..........................     A-16
                8.1     Meetings .............................     A-16
                8.2     Voting Rights of Limited
                           Partners ..........................     A-17

ARTICLE IX              MISCELLANEOUS ........................     A-17
                9.1     Appointment of General Partner
                           as Attorney-in-Fact ...............     A-17
                9.2     Amendments ...........................     A-18
                9.3     Security Interest and Right of
                           Setoff ............................     A-18
                9.4     Ownership by Limited Partner
                           of Interest in General Partner
                           or Affiliates .....................     A-18
                9.5     Parties Bound ........................     A-19
                9.6     Governing Law; Construction ..........     A-19

ARTICLE X               DEFINITIONS ..........................     A-19
                10.1    Defined Terms ........................     A-19

                     RESTATED LIMITED PARTNERSHIP AGREEMENT
                       OF SOUTHEAST ACQUISITIONS II, L.P.

         This Restated Limited Partnership Agreement is made as of the 24th day of June 1988, by Southeast Acquisitions, Inc., a Delaware corporation, as general partner, F M Initial, Inc., as the initial limited partner, and the Persons who on or after the execution of this Agreement are admitted as limited partners of the Partnership.

                                  INTRODUCTION

         On December 14, 1987, Southeast Acquisitions, Inc., as general partner, and F M Initial, Inc. ("FMI"), as initial limited partner, formed a Delaware limited partnership (the "Partnership") named Southeast Acquisitions II, L.P. by the filing of a certificate of limited partnership in the Office of the Secretary of State of Delaware. The parties hereto desire to effect the withdrawal of FMI as initial limited partner of the Partnership, the admission of the purchasers of the Partnership's Units of limited partnership interest as the limited partners of the Partnership and the amendment of the agreement among the Partners to read in its entirety as set forth in Articles I through X hereof. To accomplish this, it is agreed that:

         1. The Persons whose subscriptions for Units have been accepted by the General Partner and who are reflected in the records of the Partnership as purchasing Units on the date hereof are hereby admitted as limited partners of the Partnership.

         2. FMI hereby withdraws as a limited partner of the Partnership and is released from all its obligations to the Partnership as the initial limited partner. The Partnership shall promptly return FMI's capital contribution as initial limited partner.

         3. The agreement among the Partners of the Partnership is hereby amended to read in its entirety as set forth in Articles I through X hereof.


                                    ARTICLE I
                                  ORGANIZATION

         1.1. CONTINUATION. The Partnership shall continue as a limited partnership under the Delaware Revised Uniform Limited Partnership Act.

         1.2. NAME. The name of the Partnership shall be Southeast Acquisitions II, L.P., or such other name as may be selected by the General Partner, who shall give notice of any change to the Limited Partners.

         1.3. TERM. The Partnership shall exist for a term ending December 31, 1998, at which time it shall be dissolved, unless sooner dissolved as provided in this Agreement.

         1.4. PLACE OF BUSINESS. The principal place of business of the Partnership shall be at 250 King of Prussia Road, Radnor, Pennsylvania 19087, or at another location selected by the General Partner, who shall give notice of any change to the Limited Partners. The Partnership may have such additional offices or places of business as the General Partner may determine.

         1.5. REGISTERED OFFICE AND REGISTERED AGENT. The Partnership's registered office in the State of Delaware and its registered agent at such office shall be determined by the General Partner.

         1.6. BUSINESS. The business of the Partnership is to acquire, hold, maintain, develop, operate, improve, lease, finance, refinance, sell, dispose of, borrow money in connection with, and to otherwise deal with, real estate, and to engage in any other activities related or incidental thereto. The Partnership shall not engage in any other business or activity.


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
                                   ARTICLE II

                              PARTNERS AND CAPITAL

         2.1. GENERAL PARTNER. The General Partner is Southeast Acquisitions, Inc., a Delaware corporation, 250 King of Prussia Road, Radnor, Pennsylvania 19087. The General Partner has contributed $1,000 to the capital of the Partnership. Except as set forth in Section 5.4(e), the General Partner shall not be required to make any additional contribution to the capital of the Partnership.

         2.2. UNITS. The Partnership is authorized to offer and sell not less than 3,165 and not more than 9,650 Units of limited partnership interest and to admit as Limited Partners the Persons who contribute cash to the capital of the Partnership as the purchase price for the Units.

         2.3. CAPITAL CONTRIBUTIONS OF LIMITED PARTNERS. Each Limited Partner shall make a Capital Contribution of $1,000 as the purchase price for each Unit which he purchases from the Partnership, except that, as set forth in the Prospectus, the General Partner and its Affiliates may purchase up to an aggregate of $1,000,000 of Units for $915 per Unit. The Capital Contributions of the Limited Partners shall be made in cash. Except as required by the Act, each Unit shall be fully paid and non-assessable, and no assessments for payments by the Limited Partners will be made by the General Partner.

         2.4. LIMITED PARTNERS. (a) The Limited Partners shall be the Persons identified from time to time as Limited Partners on the records of the Partnership and shall be admitted as Limited Partners when their admission is consented to by the General Partner and reflected in the records of the Partnership.

         (b) Purchasers of Units from the Partnership shall be admitted as Limited Partners not later than 15 days after the release from impound of their funds to the Partnership. The General Partner shall determine whether subscriptions will be accepted or rejected within 30 days of their receipt; if a subscription is rejected, the subscription funds shall be returned to the subscriber within ten business days thereafter.

         2.5. PARTNERSHIP CAPITAL. No Partner shall be paid interest on any contribution to the capital of the Partnership. The Partnership shall not redeem or repurchase any Units. No Partner shall have the right to reduce, withdraw, or receive any return of, or on, his contribution to the capital of the Partnership, except as provided in this Agreement. No Partner shall have the right to bring an action for partition against the Partnership.

         2.6. LIABILITY OF PARTNERS. (a) A Limited Partner, as such, shall be liable only to make his Capital Contribution for his Units and shall not be required to lend any funds to the Partnership or, after his Capital Contribution has been paid, to make any further Capital Contribution to the Partnership or to repay to the Partnership, any Partner or any creditor of the Partnership any portion of any negative balance of his Capital Account. However, in accordance with Delaware law, a Limited Partner may, under certain circumstances, be required to return to the Partnership, for the benefit of Partnership creditors, amounts previously distributed to him. If any court of competent jurisdiction holds that any Limited Partner is obligated to make any such return, such obligation shall be the obligation of the Limited Partner and not of the General Partner.

         (b) The General Partner shall have no personal liability for the repayment of the Capital Contribution, of any Limited Partner or to repay to the Partnership any portion or all of any negative balance of its, or any other Partner's, Capital Account, except as provided in Section 5.4(e).

         2.7. CAPITAL ACCOUNTS. (a) A Capital Account shall be established for each Partner. To each Partner's Capital Account there shall be credited such Partner's contributions to the capital of the Partnership, such Partner's distributive share of Profits, and any items in the nature of income or gain that are specially allocated pursuant to Sections 3.7 and 3.8, and the amount of any Partnership liabilities that are assumed by such Partner or that are secured by any Partnership property distributed to such Partner. To each Partner's Capital Account there shall be debited distributions to such Partner pursuant to this Agreement, such Partner's distributive share of Losses, any items in the nature of expenses or losses that are specially allocated pursuant to Section 3.5, and the amount of any liabilities of such Partner that are assumed by the Partnership or that are secured by any property contributed by such Partner to the Partnership.

         (b) If any Interest in the Partnership is transferred in accordance with this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

         (c) The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulation. If the General Partner determines that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulation, the General Partner may make such modification, provided that it is not likely to have a material effect on the distribution to any Partner pursuant to Section 5.4(a) on the liquidation of the Partnership or of a Partner's interest therein. The General Partner shall adjust the amounts debited or credited to Capital Accounts with respect to (i) any property contributed to the Partnership or distributed to the Partners, and
(ii) any liabilities that are secured by such contributed or distributed property or that are assumed by the Partnership or the General Partner, in the event the General Partner determines such adjustments are necessary or appropriate pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv). The General Partner also shall make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulations Section 1.704-1(b).

                                   ARTICLE III

                        DISTRIBUTIONS, PROFITS AND LOSSES

         3.1. CASH DISTRIBUTIONS. (a) Subject to Section 3.1(b), cash distributions for any calendar quarter shall be distributed within 60 days following the close of such calendar quarter (or more frequently in the discretion of the General Partner) in the following order of priority:

                  (i) 100% to the Limited Partners (in proportion to their Units) until the Limited Partners have received an amount equal to the Unpaid Cumulative Return as of the end of such quarter;

                  (ii) 100% to the Limited Partners (in proportion to their Units) until the Limited Partners have received aggregate distributions under this Section 3.1(a)(ii) in a total amount equal to the Capital Contributions made by the Limited Partners on the purchase of their Units;

                  (iii) then 70% to the Limited Partners (in proportion to their Units) and 30% to the General Partner;

         (b) Amounts distributed in connection with the liquidation of the Partnership or a Partner's Interest (within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)) shall be distributed in accordance with the Partner's positive Capital Account as adjusted for all operations and transactions preceding such distribution.

         (c) Any amounts withheld pursuant to Section 4.2(a)(xii) shall be treated as amounts distributed to the Partners for all purposes under this Agreement. Amounts treated as distributed to a Partner pursuant to this Section 3.1(c) shall reduce the amounts otherwise distributed to such Partner pursuant to this Agreement.

         (d) Notwithstanding Section 3.1(a), the Limited Partners will receive 100% of all cash distributions from operations, if any.

         3.2. PROFITS AND LOSSES. (a) Profits and Losses of the Partnership shall be determined and allocated for each fiscal year of the Partnership as of the end of such year. Notwithstanding anything to the contrary in this Section 3.2, for each fiscal year at least 1% of the Partnership's Profits or Losses, as the case may be, shall be allocated to the General Partner; and for 1988 Profits or Losses allocable pursuant to Section 3.2(b) or (c) to the Limited Partners shall be ratably apportioned to and among each day for the period such items are being apportioned and the Limited Partners' Profit or Losses for each day shall be apportioned among the Limited Partners in accordance with their respective number of Units on such day:

         (b) Profits for a fiscal year not arising from a Sale shall be allocated in the following order of priority:

                  (i) Profits shall be allocated to each Partner in an amount equal to the amount of cash distributed to him for that year. If the Profits available to be so allocated are less than the amount of cash distributed to all Partners for such year, then such Profits shall be allocated to the Partners in proportion to their respective shares of such cash.

                  (ii) Profits shall be allocated to each Partner in an amount equal to the negative amount, if any, of his Capital Account. If the Profits available to be so allocated are less than the sum of all Partners' negative Capital Accounts, then such Profits shall be allocated to the Partners in proportion to the negative amounts of their respective Capital Accounts.

                  (iii) Any remaining Profits shall be allocated in the same proportions that cash distributions equal to such remaining Profits would be distributed pursuant to Section 3.1(a) without regard to
         Section 3.1(b).

         (c) Losses not arising from a Sale shall be allocated 99% to the Limited Partners (in proportion to their Units) and 1% to the General Partner.

         (d) Profits arising from a Sale shall be allocated in the following order of priority:

                  (i) Profits shall be allocated to each Partner in an amount equal to the negative amount, if any, of his Capital Account. If the Profits available to be so allocated are less than the sum of all Partners' negative Capital Accounts, then such Profits shall be allocated to the Partners in proportion to the negative amounts of their respective Capital Accounts.

                  (ii) An amount of Profits equal to the excess of (A) the Sale proceeds that would be distributed to the Partners with respect to such Sale pursuant to Section 3.1(a) (without regard to Section 3.1(b)) over (B) the aggregate Capital Accounts (as adjusted to reflect the allocation of Profits pursuant to Section 3.2(d)(i)) of all Partners shall be allocated among the Partners in proportion to their respective shares of such excess.

                  (iii) Any remaining Profits shall be allocated in the same proportions that cash distributions equal to such remaining Profits would be distributed pursuant to Section 3.1(a) without regard to
         Section 3.1(b).

         (e) Losses arising from a Sale shall be allocated in the following order of priority:

                  (i) Losses shall be allocated to each Partner in an amount equal to the positive amount, if any, of his Capital Account. If the Losses available to be so allocated are less than the sum of all Partners' positive Capital Accounts, then such Losses shall be allocated to the Partners in proportion to the positive amounts of their respective Capital Accounts.

                  (ii) Any remaining Losses shall be allocated 99% to the Limited Partners (in proportion to their Units) and 1% to the General Partner.

         3.3. ALLOCATIONS AND DISTRIBUTIONS AMONG LIMITED PARTNERS. (a) Except as provided in Section 3.3(b), Profits and Losses not arising from a Sale allocable to the Limited Partners shall be allocated, and cash distributions not arising from a Sale or Financing distributable to the Limited Partners shall be distributed, to the Persons recognized as the holders of Units as of the last day of the fiscal period for which such allocation or distribution is to be made.

         (b) Profits or Losses not arising from a Sale for a fiscal year allocable to any Unit which has been transferred during such year shall be divided and allocated between the transferor and the transferee based on the number of quarterly periods that each was recognized as the holder of the Unit, without regard to whether Partnership operations during particular quarterly periods of such fiscal year produced Profits or Losses or cash distributions.

         (c) Profits or Losses arising from a Sale allocable to the Limited Partners shall be allocated, and all Sale or Financing proceeds distributable to the Limited Partners shall be distributed, to the Persons recognized as the holders of Units as of the date of such Sale or Financing, except that Profits or Losses which are attributable to, and Sale proceeds which represent, Sale proceeds not received by the Partnership as cash on a Sale but later received as a result of an installment or other deferred sale, shall be allocated or distributed, as the case may be, to the Persons recognized as the holders of Units as of the date such Sale proceeds are received by the Partnership.

         3.4. OTHER ALLOCATIONS. Any allocations not otherwise provided for shall be divided among the Partners in the same proportions as they share Profits or Losses, as the case may be, for the period.

         3.5. SYNDICATION EXPENSES. "Syndication Expenses" means all expenditures classified as syndication expenses pursuant to Treasury Regulations
Section 1.709-2(b). Syndication Expenses shall be taken into account under this Agreement at the time they would be taken into account under the Partnership's method of accounting if they were deductible expenses. Syndication Expenses shall be specially allocated to the Limited Partners in proportion to their Units.

         3.6. RECHARACTERIZATION OF FEES. Any fees paid to the General Partner or any of its Affiliates which are disallowed as deductible expenses by the Internal Revenue Service shall constitute special allocations of gross income to the General Partner for income tax purposes.

         3.7. INCOME OFFSET. If any Partners unexpectedly receive any adjustments, allocations., or distributions described in Treasury Regulations
Section 1.704-1(b)(2)(ii)(d)(4) or (5) or (6), Profits shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate the deficit balances in their Capital Accounts created thereby as quickly as possible. Any special allocations of items of income or gain pursuant to this
Section 3.7 shall be taken into account in computing subsequent allocations of Profits pursuant to this Article III, so that the net amount of any items so allocated and the Profits, Losses, and all other items allocated to each Partner pursuant to this Article III shall, to the extent possible, be equal to the net amount that would have been allocated to each such Partner pursuant to this
Article III if such unexpected adjustments, allocations or distributions had not occurred.

         3.8. MINIMUM GAIN CHARGEBACK. In the event of a net decrease in Partnership "minimum gain" (within the meaning of Section 1.704-1 (b)(4)(iv)(C) of the Treasury Regulations) during any fiscal year of the Partnership, all Partners with a deficit Capital Account balance at the end of such year (excluding from each Partner's deficit Capital Account balance any amount that such Partner is obligated to restore hereunder) will be allocated, before any other allocation, Profits for such year (and, if necessary, subsequent taxable years) in the amount and in the proportions needed to eliminate such deficits as quickly as possible.

                                   ARTICLE IV

                                   MANAGEMENT

         4.1. EXCLUSIVE MANAGEMENT RIGHTS OF GENERAL PARTNER. Subject to this Agreement and the Act, the General Partner shall have complete authority over and exclusive control and management of the business and affairs of the Partnership. The Limited Partners, as such, shall not take part in, or at any time interfere in any manner with, the management, conduct or control of the Partnership's business or operations and shall have no right or authority to act for or bind the Partnership. Except as expressly provided elsewhere in this Agreement, the Limited Partners have no right to remove the General Partner, to compel the General Partner's withdrawal from the Partnership or to elect other General Partners.

         4.2. AUTHORITY OF GENERAL PARTNER. (a) Subject only to this Agreement and the Act, in connection with the management of the Partnership, the General Partner shall have and may exercise all of the rights, powers and privileges of a general partner of a partnership without limited partners, including without limitation the right, if, as and when the General Partner may deem necessary or appropriate for the business of the Partnership, on behalf of, and at the expense of, the Partnership to:

                  (i) Acquire, through purchase, lease, exchange or otherwise, or otherwise make investments in, any real or personal property.

                  (ii) Operate, maintain, develop, improve, finance, refinance, own, grant options with respect to, sell, convey, assign, mortgage, exchange or lease and have constructed any real estate and any personal property.

                  (iii) Execute any agreements, contracts, documents, certifications and other instruments, and any deeds, leases, mortgages, mortgage notes, bills of sale, contracts or other instruments purporting to convey, exchange or encumber the real or personal property of the Partnership.

                  (iv) Borrow money and issue evidences of indebtedness and secure the same by mortgage, pledge or other lien on any properties or other assets of the Partnership.

                  (v) Prepay in whole or in part, refinance, recast, increase, modify or extend any mortgage affecting the Partnership's property and in connection therewith execute any extensions, consolidations, modifications or renewals of mortgages on the property.

                  (vi) Engage in any kind of activity and perform and carry out contracts of any kind.

                  (vii) Deal with, or otherwise engage in business with, any Person who has dealt with or engaged in business with or may in the future deal with or engage in business with the General Partner or its Affiliates. No such dealing or engaging in business may involve any arrangement which would circumvent any of the provisions of this Agreement, including the restrictions against dealing with the General Partner or its Affiliates.

                  (viii) Execute a Dealer Manager Agreement with First Radnor Equities, Inc. (an Affiliate of the General Partner) pursuant to which said firm will assist the Partnership in the sale of Units and be paid selling commissions and allowances therefor and be indemnified against certain liabilities.

                  (ix) Establish, maintain, increase, decrease and eliminate reserves for working capital and contingent liabilities and to pay taxes, insurance, debt service, repairs, replacements, renewals or other obligations, costs or expenses.

                  (x) Make and revoke any election permitted to the Partnership by any taxing authority in such manner as the General Partner, in its sole discretion, may decide.

                  (xi) Withhold income taxes as required by, and otherwise comply with and take actions necessary as a result of, the Code or any state or other tax law requiring withholding.

                  (xii) Require in all Partnership obligations that the General Partner shall not have any personal liability thereon but that the person or entity contracting with the Partnership is to look solely to the Partnership and its assets for satisfaction; provided, however, that the inclusion of such provisions shall not affect the cost of the service or material being supplied.

         (b) Any Person dealing with the Partnership or the General Partner may rely on a certificate signed by the General Partner as to (i) the identity of any General Partner or Limited Partner; (ii) the existence or non-existence of any facts which constitute a condition precedent to acts by the General Partner or in any other manner germane to the affairs of the Partnership; (iii) the Persons who are authorized to execute and deliver any instrument or document for the Partnership; or (iv) any act or failure to act by the Partnership or as to any other matter involving the Partnership or any Partner.

         4.3. RESTRICTIONS ON AUTHORITY OF GENERAL PARTNER. (a) Without the Consent of all the Limited Partners the General Partner shall not have the authority to (i) do any act in contravention of this Agreement or the Act; (ii) possess Partnership property, or assign its rights in specific Partnership property, for other than a Partnership purpose; (iii) admit a Person as a General or Limited Partner, except as provided in this Agreement; (iv) knowingly perform any act that would subject any Limited Partner to liability as a general partner in any jurisdiction; or (v) alter the business of the Partnership as set forth in Section 1.6 or cause the Partnership to purchase any real estate other than as provided in the Prospectus.

         (b) Without the Consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to sell all or substantially all the assets of the Partnership in a single sale, except that the General Partner may sell such assets without such consent (A) in connection with the liquidation of the Partnership under Section 5.4 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions.

         (c) The Partnership shall not purchase or lease property in which the General Partner or its Affiliates have an interest except as set forth in the Prospectus.

         (d) The Partnership shall not sell or lease property to the General Partner or its Affiliates.

         (e) The Partnership shall not acquire property from a real estate program in which the General Partner or its Affiliates have an interest.

         (f) The Partnership shall not acquire property in exchange for Units.

         (g) The Partnership shall not give the General Partner or its Affiliates an exclusive right to sell or exclusive employment to sell property for the Partnership.

         (h) The Partnership shall not pay, directly or indirectly, a commission or fee (except as permitted under this Agreement) to the General Partner or its Affiliates in connection with the reinvestment or distribution of the proceeds of the resale, exchange, or refinancing of the Partnership's properties.

         (i) No rebates or give-ups may be received by the General Partner or its Affiliates, nor may the General Partner or its Affiliates participate in any reciprocal business arrangements which would circumvent any of the provisions of this Agreement, including the restrictions against dealing with the General Partner or its Affiliates.

         (j) The General Partner and its Affiliates shall not directly or indirectly pay or award any commissions or other compensation to any Person engaged by a potential Limited Partner for investment advice as an inducement to such adviser to advise the purchase of Units; however, this Section 4.3(j) shall not prohibit the normal sales commissions and allowances payable to a registered broker-dealer or other properly licensed Person for selling Units.

         (k) The funds of the Partnership shall not be commingled with the funds of any other Person.

         (1) The Partnership shall not invest in real estate limited partnerships, general partnerships or joint ventures.

         (m) The Partnership shall not make loans to the General Partner or its Affiliates.

         (n) Neither the General Partner nor its Affiliates shall lend money to the Partnership if interest rates and other financing charges and fees in connection with such loan are in excess of the amount which would be charged by unrelated lending institutions on comparable loans for the same purpose (in the locality of the property if the loan is made in connection with a particular property) or make loans with a prepayment charge or penalty which are secured by either a first or junior or all-inclusive or wraparound trust deed, mortgage or encumbrance except to the extent that such prepayment charge or penalty is attributable to an underlying encumbrance.

         (o) Neither the General Partner nor its Affiliates shall provide Financing to the Partnership. "Financing" is indebtedness encumbering Partnership properties or incurred by the Partnership, the principal amount of which is scheduled to be paid over a period of not less than 48 months, and not more than 50 percent of the principal amount of which is scheduled to be paid during the first 24 months.

         (p) Neither the General Partner nor its Affiliates shall enter into an agreement or contract with the Partnership for the General Partner or its Affiliates to develop or construct improvements on the Partnership's properties.

         (q) Cash Flow from operations and Sale or Financing proceeds shall not be used to acquire real property.

         (r) Other than as authorized in this Agreement or the Prospectus, the General Partner shall not enter into any agreement, contract or arrangement on behalf of the Partnership providing for compensation to the General Partner or its Affiliates for performing services or selling or leasing goods to the Partnership.

         (s) The General Partner shall not voluntarily withdraw, retire or resign as general partner of the Partnership, or assign, transfer or otherwise dispose of all or any part of its general partner Interest (and no assignee or transferee of all or any part of the general partner Interest of a General Partner shall have any right to become a General Partner) unless:



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
                  (i) the General Partner obtains the Consent of a majority in interest of the Limited Partners;

                  (ii) in the case of withdrawal, retirement or resignation, if the General Partner is the only general partner of the Partnership, the General Partner provides an additional or successor general partner who is approved by the Consent of a majority in interest of the Limited Partners and who agrees in writing to be bound by this Agreement; and

                  (iii) the Partnership receives an opinion of its counsel to the effect that such withdrawal, retirement, resignation, assignment, transfer or other disposition would not subject the Partnership to federal income taxation as an association taxable as a corporation rather than as a partnership and would not have a material adverse effect on the Limited Partners by reason of a termination of the Partnership for federal income tax purposes.

         (t) In connection with the borrowing of money, recourse for the payment of which is limited solely to property of the Partnership, no lender shall be granted or acquire, at any time as a result of making such a loan, any direct or indirect interest in the profits capital or property of the Partnership other than as a secured creditor.

         4.4. DUTIES AND OBLIGATIONS OF GENERAL PARTNER. (a) The General Partner shall devote to the Partnership such time as may be necessary for the proper performance of its duties hereunder, but the officers, directors and employees of the General Partner shall not be required to devote their full time to the performance of such duties.

         (b) The General Partner shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in the General Partner's possession of control. The General Partner shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Partnership. The Limited Partners may not contract away the fiduciary duty owed to them by the General Partner under the common law.

         (c) The General Partner shall commit at least 85% of the Limited Partners' Capital Contributions toward Investment in Property. If the total amount of Front-End Fees must be reduced in order to enable the Partnership to commit this percentage of the Limited Partners' Capital Contributions to Investment in Property, the General Partner shall, and shall cause its Affiliates or other Persons to, reimburse the Partnership for such amount of Front-End Fees received by them as is necessary to enable the Partnership to meet such requirement.

         (d) The General Partner shall establish initial reserves (for normal repairs, replacements and contingencies) out of the Limited Partners' Capital Contributions in an amount not less than 3% of the gross proceeds from the sale of the Units and thereafter shall maintain reserves in such amounts as it deems appropriate from time to time.

         (e) The General Partner shall use its best efforts to maintain at all times a net worth at a level sufficient to enable the Partnership either to avoid having the corporate characteristic of limited liability for federal income tax purposes or to avoid being treated as an association taxable as a corporation for federal income tax purposes.

         (f) The General Partner shall take all action which may be necessary or appropriate for the continuation of the Partnership's valid existence as a limited partnership under the Act.

         (g) The General Partner shall prepare or have prepared and shall file on or before the due date (or any extension thereof) any federal, state or local tax returns required to be filed by the Partnership. The General Partner shall cause the Partnership to pay any taxes payable by the Partnership.

         (h) The General Partner shall be the "tax matters partner" under the Code and shall manage administrative tax proceedings conducted at the Partnership level by the Internal Revenue Service with respect to Partnership matters. However, any Partner shall have the right to participate in such administrative proceedings relating to the determination of partnership items at the Partnership level. Expenses of such administrative proceedings undertaken by the tax matters partner will be paid by the Partnership. Each Limited Partner who elects to participate in such proceedings will be responsible for



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any expenses incurred by him in connection with such participation. The cost of any adjustments to a Limited Partner and the cost of any resulting audits or adjustments of a Limited Partner's tax return, will be borne solely by the affected Limited Partner.

         (i) The General Partner shall use its best efforts to obtain and keep in force during the term hereof such public liability insurance in favor of the Partnership with such insurers and in such amounts as the General Partner deems advisable, but in amounts not less (and with deductible amounts not greater) than those customarily maintained with respect to properties comparable to the Partnership's property.

         (j) The General Partner shall use its best efforts to assure that the Partnership will not be deemed an investment company as such term is defined in the Investment Company Act of 1940.

         4.5. COMPENSATION OF GENERAL PARTNER. (a) Subject to Section 4.4(c), the Partnership shall pay to the General Partner in compensation for services rendered in evaluating, selecting and acquiring the Partnership's properties, an Acquisition Fee equal to 2.8% of the Limited Partners' Capital Contributions. Such fee shall be paid at each closing of the sale of Units, except that, to the extent necessary to establish the reserves required by Section 4.4(d), payment shall be deferred, without interest, until the Partnership has sufficient unreserved funds available therefor.

         (b) For the services to be performed by the General Partner in connection with the management and administration of the Partnership, the Partnership shall pay the General Partner an annual management fee equal to 1/4 of 1% of the cost of the Partnership's properties, commencing on the date hereof and continuing, with respect to each property, until such time as the property is sold or improvement of the property commences by the Partnership. In no event shall this fee, with respect to any property, exceed a cumulative total of 2% of the original cost of the property. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter or if the Partnership's reserves are less than 1/2 of 1% of the Limited Partners' Capital Contributions, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds after the Limited Partners have received distributions in a total amount equal to the aggregate amount paid by them to the Partnership for their Units.

         (c) If the General Partner or its Affiliates provide a substantial amount of the services in the sales effort for the sale of a Partnership property, they may receive up to one-half of the competitive real estate commission (that real estate or brokerage commission paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property), not to exceed 3%, which amount shall not be paid until the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Annual Return. If the General Partner or its Affiliates participate with an independent broker on such sale, the subordination requirement shall apply only to the commission earned by the General Partner or its Affiliates. The total compensation paid to all Persons for the sale of a Partnership property shall be limited to a competitive real estate commission, not to exceed 10% of the contract price for the sale of the property, and if such compensation to all Persons for the sale of a Partnership property exceeds 6%, then, notwithstanding the other provisions of this Section 4.5(c), the General Partner and its Affiliates shall not receive any compensation for such sale and such compensation for such sale shall be paid only to Persons other than the General Partner and its Affiliates.

         4.6. PARTNERSHIP EXPENSES. (a) The General Partner or its Affiliates shall bear, and shall pay or reimburse the Partnership for, all Organization and Offering Expenses in excess of 12.2% of the gross proceeds to the Partnership from the sale of the Units. Subject to Section 4.4(c), the Partnership shall bear, and shall pay, or reimburse the General Partner or its Affiliates for, the actual cost of all other Organization and Offering Expenses.

         (b) All expenses of the Partnership shall be billed (to the extent practicable) directly to and paid by the Partnership. In addition to reimbursement under Section 4.6(a), the General Partner and its Affiliates shall be reimbursed for the actual cost of goods and materials used for or by the Partnership and obtained from entities unaffiliated with the General Partner; and the General Partner and its Affiliates shall be reimbursed for their services necessary to the prudent operation of the Partnership, provided that the reimbursement for such services shall be at the lower of the General Partner's (or its Affiliate's) actual cost or the amount the Partnership would be required to pay to independent parties for comparable administrative services in the same geographic location. No reimbursement shall be permitted for services for which the General Partner or its Affiliates are entitled to compensation by way of a separate fee. The following shall be excluded from allowable reimbursements under this Section 4.6(b): (A) rent or depreciation, utilities, capital equipment and other similar administrative items of the General Partner or its Affiliates, and (B) salaries, fringe benefits, travel expenses and other similar administrative items incurred by or allocated to any Controlling Persons of the General Partner or its Affiliates. Subject to (and only in accordance with) the foregoing, the Partnership shall pay (or reimburse the General Partner and its Affiliates for) the actual cost of all expenses related to the administration and operation of the Partnership, including without limitation:

                  (i) all costs of personnel involved in the business of the Partnership;

                  (ii) all taxes and assessments applicable to the Partnership;

                  (iii) legal, appraisal, audit, accounting and other professional fees;

                  (iv) printing and other expenses incurred in connection with the issuance, distribution, transfer, registration and recording of documents evidencing ownership of Units;

                  (v) fees and expenses paid to independent contractors, mortgage bankers, brokers, leasing agents, consultants, insurance brokers and other agents;

                  (vi) expenses of organizing, revising, amending, converting, modifying or terminating the Partnership;

                  (vii) costs incurred in selling or financing the Partnership's property, including the cost of preparation and dissemination of the informational material and documentation relating to potential sale, financing or other disposition of the property;

                  (viii) costs incurred in connection with any actual or threatened litigation in which the Partnership is involved or proceedings conducted by any regulatory agency, including legal and accounting fees incurred in connection therewith;

                  (ix) costs of any computer equipment or services used for or by the Partnership;

                  (x) costs of any accounting, statistical or bookkeeping services or equipment necessary for the maintenance of the books and records of the Partnership;

                  (xi) costs of investor communications and relations and regulatory and tax reports; and

                  (xii) such other related expenses as are necessary to the prudent operation of the Partnership.

         (c) In the Partnership's annual report to the Limited Partners, there shall be provided a breakdown of reimbursements made to the General Partner and its Affiliates.

         4.7. OTHER BUSINESS OF PARTNERS. Any Partner may engage independently or with others in other business ventures of every nature and description, including, without limitation, the rendering of advice or services of any kind to others and the making or management of other investments, including investments in real estate. Nothing in this Agreement shall be deemed to prohibit the General Partner or any Affiliate of the General Partner from dealing, or otherwise engaging in business with, Persons transacting business with the Partnership or from providing services relating to the purchase, sale, financing, management, development or operation of real property and receiving compensation therefor, not involving any rebate or reciprocal arrangement which would have the effect of circumventing any restriction set forth herein on dealing with the General Partner or any Affiliate of the General Partner. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom, even if competitive with the business of the Partnership.

         4.8. LIMITATION ON RESPONSIBILITY OF GENERAL PARTNER; INDEMNIFICATION.
(a) The General Partner and its Affiliates shall have no liability to the Partnership or to any Partner for any loss suffered by the Partnership which arises out of any action or inaction of the General Partner or its Affiliates if the

General Partner or its Affiliates, in good faith, determined that such course of conduct was in the best interest of the Partnership and such course of conduct did not constitute negligence or misconduct of the General Partner or its Affiliates. The General Partner and its Affiliates shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them in connection with the Partnership, provided that the same were not the result of negligence or misconduct on the part of the General Partner or its Affiliates, and provided further that for such indemnification to be made, the General Partner must have made a good faith determination that the course of conduct involved was in the best interests of the Partnership. Such indemnification shall be made from the assets of the Partnership and no Partner shall be personally liable therefor.

         (b) Notwithstanding the above, the General Partner and its Affiliates and any Person acting as a broker-dealer shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and court approval of indemnification of litigation costs, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court has approved indemnification of litigation costs or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and indemnification of settlement and related costs. In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission, the Massachusetts Securities Division, the Pennsylvania Securities Commission and other applicable state securities commissions with respect to the issue of indemnification for securities law violations.

         (c) The Partnership shall not incur the cost of that portion of any insurance, other than public liability insurance, which insures any party against any liability the indemnification of which is herein prohibited.

         (d) The provision of advances from Partnership funds to the General Partner and its Affiliates for legal expenses and other costs incurred as a result of any legal action initiated against the General Partner by a Limited Partner of the Partnership is prohibited. The provision of advances from Partnership funds to the General Partner and its Affiliates for legal expenses and other costs incurred as a result of a legal action is permissible if the following three conditions are satisfied: (i) the legal action relates to the performance of duties or services by the General Partner or its Affiliates on behalf of the Partnership; and (ii) the legal action is initiated by a third party who is not a Limited Partner of the Partnership; and (iii) the General Partner or its Affiliates undertake to repay the advanced funds to the Partnership in cases in which they would not be entitled to indemnification under this Section 4.8 and such undertaking is secured by a full recourse note from the recipient of the advance.

         (e) Notwithstanding the definition of "Affiliate" in Article XI, for the purposes of this Section 4.8, the term "Affiliates" shall mean any Person performing services on behalf of the Partnership within the scope of the General Partner's authority who (i) directly or indirectly controls, is controlled by, or is under common control with the General Partner; or (ii) owns or controls 10% or more of the outstanding voting securities of the General Partner or (iii) is an officer or director of the General Partner or (iv) if the General Partner is an officer, director, partner or trustee, is any company for which the General Partner acts in any such capacity.

                                    ARTICLE V

                    DISSOLUTION, CONTINUATION AND LIQUIDATION

         5.1. DISSOLUTION. The Partnership shall be dissolved on the happening of any of the following events:

         (a) the Termination of the General Partner, unless the business of the Partnership is continued under Section 5.2;

         (b) the sale or other disposition of all or substantially all the Partnership's property and the collection or other disposition of any purchase money obligations received by the Partnership in connection with the disposition of the property;

         (c) the expiration of the term set forth in Section 1.3;

         (d) the Consent of a majority in interest of the Limited Partners pursuant to Section 8.2 that the Partnership should be dissolved.

         5.2. CONTINUATION. (a) On the Termination of a General Partner, if there are one or more remaining General Partners, such remaining General Partner or General Partners shall have the right to, and shall, continue the business of the Partnership. If there is no remaining General Partner, the Limited Partners (subject to Sections 5.2(b) and 5.3) (i) may elect, by the Consent of a majority in interest of the Limited Partners, within 90 days thereafter, to reconstitute the Partnership and continue its business in accordance with this Agreement by selecting one or more new General Partners who agree in writing to be bound by this Agreement, and all Limited Partners, as such, shall be bound by such action, or (ii) may continue the business of the Partnership pursuant to Section 17-801 of the Act.

         (b) The rights to continue the business of the Partnership provided in this Section 5.2 shall be subject to prior receipt by the Partnership of an opinion of counsel to the Partnership that such continuation would not result in the Partnership's being classified for federal income tax purposes as an association taxable as a corporation rather than as a partnership and would not result in the termination of the Partnership for federal income tax purposes.

         (c) Each of the Limited Partners by the execution of this Agreement hereby Consents to any continuation or reconstitution of the Partnership and the admission of any Person as a successor or additional General Partner, to which there has at the time been express Consent of a majority in interest of the Limited Partners pursuant to this Agreement. On receipt of the Consent of a majority in interest of the Limited Partners to such continuation, reconstitution or admission, such continuation, reconstitution or admission shall, without any further Consent or approval of the Limited Partners, be an act of all the Limited Partners.

         5.3. VALUATION OF INTEREST OF GENERAL PARTNER. (a) In the event of the Termination of a General Partner (other than a Termination in compliance with Section 4.3(s)), if the business of the Partnership is continued under Section 5.2, the Partnership shall pay to such Terminated General Partner and its Affiliates all amounts then accrued and owing to them, and shall pay the Terminated General Partner, in consideration of the termination of its general partner Interest, an amount (the "Price") equal to the then fair market value of such general partner Interest determined by agreement of the Terminated General Partner and the Partnership or, if they cannot agree within 45 days, by appraisal in the manner set forth in Section 5.3(b).

         (b) If appraisal of the Terminated General Partner's general partner Interest is required, the general partner Interest of the Terminated General Partner shall be appraised by two independent appraisers, one selected by the Terminated General Partner and one by the Limited Partners. If the two appraisers are unable to agree on the value of the Terminated General Partner's Interest, they shall jointly appoint a third independent appraiser whose determination shall be final and binding. The independent appraiser selected by the Limited Partners shall be a qualified MAI appraiser selected by Consent of a majority in interest of the Limited Partners within 120 days after the event requiring appraisal of such Interest. If the Limited Partners fail so to choose an appraiser, such appraiser shall be selected in the following manner: A list of three qualified MAI appraisers shall be obtained from the American Institute of Real Estate Appraisers and one of said three appraisers shall be selected by random number and proposed for selection by the Limited Partners. Such appraiser shall be deemed selected by the Limited Partners unless objected to in writing by a majority in interest of the Limited Partners within 45 days after Notification thereof is sent by the General Partner. The costs of the appraisal shall be borne equally by the Terminated General Partner and the Partnership.

         (c) Payment of the Price shall be made by delivery to the Terminated General Partner of a promissory note, such delivery to be as soon as practicable after determination of the Price. If the Termination is voluntary, the note shall be a non-interest bearing unsecured promissory note payable, if at all, from distributions which the Terminated General Partner otherwise would have received under this Agreement if it had not voluntarily terminated. If the Termination is involuntary, the note shall be an interest bearing promissory note payable in five equal annual installments of principal, the first of which shall be paid one year after such determination; the unpaid portion of such principal shall bear simple interest from the date of such determination at a floating rate of interest equal to 1% in excess of the prime rate of The Philadelphia National Bank, such interest to accrue and be paid annually in addition to each such annual installment of principal.

         (d) The Partnership shall make such special allocations of Profits and Losses as are appropriate to enable it to make any payments to be made under this Section 5.3.

         5.4. LIQUIDATION. (a) On dissolution of the Partnership, absent any continuation under Section 5.2, the General Partner shall liquidate the assets of the Partnership and apply, or distribute, the net proceeds thereof in the following order of priority:

                  (i) to the payment of all debts and liabilities of the Partnership in accordance with their terms;

                  (ii) to the establishment, for such period as the General Partner deems reasonably necessary, of such reserves as the General Partner deems reasonably necessary to provide for contingent and unforeseen liabilities or obligations of the Partnership;

                  (iii) to satisfy any obligations incurred under Section 5.3 in accordance with their terms and to the Partners in accordance with
         Section 3.1.

         (b) Notwithstanding the foregoing, if the General Partner determines that an immediate sale of part or all of the Partnership assets would cause undue loss to the Partners, the General Partner, in order to avoid such loss, may, to the extent not then prohibited by applicable law, defer liquidation of and withhold from distribution for a reasonable time any assets of the Partnership except those necessary to satisfy the Partnership's debts and obligations.

         (c) No Limited Partner shall have the right to receive any property other than cash.

         (d) The debts and liabilities of the Partnership shall not include liabilities or obligations of the Partnership to Partners for distributions or on account of their contributions or in respect to profits (or other compensation by way of income) or capital.

         (e) If on dissolution and termination of the Partnership the General Partner's Capital Account is less than zero, the General Partner shall contribute to the capital of the Partnership an amount equal to (and shall in no event be obligated to contribute more than) the lesser of (i) any negative amount of its Capital Account existing after the distributions and allocations required by Article III and this Section 5.4 or (ii) 1.01 % of the Capital Contributions made by the Limited Partners. Any amount so contributed by the General Partner shall be distributed to the Limited Partners in proportion to the then positive balances in their Capital Accounts.

         (f) Any capital contribution by the General Partner pursuant to Section 5.4(e) and any liquidating distribution pursuant to Section 5.4(a)(iii) or 5.4(e) shall be made no later than the later of (i) the end of the taxable year during which such liquidation occurs or (ii) 90 days after the date of such liquidation.

                                   ARTICLE VI

                                TRANSFER OF UNITS

         6.1. ASSIGNMENT OF UNITS. (a) No Limited Partner may transfer or assign his Units or any interest therein except as permitted in this Article VI. Any act in violation of this Article VI shall be null and void and shall not be recognized by the Partnership.

         (b) A Limited Partner may transfer or assign part or all of his Units if, and only if:

                  (i) the assignor and the assignee execute, acknowledge and deliver to the Partnership such instruments of transfer and assignment and other documents as may be required by the General Partner;

                  (ii) either (A) at least five Units are being assigned and, if any Units are retained by the assignor, at least five Units are retained by the assignor or (B) the Units being assigned represent the entire limited partnership Interest of the assignor (except that the General Partner, in its discretion, may waive this requirement for transfers by gift, inheritance or family dissolution or transfers to Affiliates of the transferor);

                  (iii) the assignee agrees in writing not to assign such Units other than in accordance with this Article VI;

                  (iv) such assignment complies with any applicable state and federal securities laws (including applicable investment suitability standards);

                  (v) such assignment does not result in the termination of the Partnership for federal income tax purposes and does not result in the Partnership being classified as an association taxable as a corporation for federal income tax purposes;

                  (vi) the assignment is effective as of the first day of an appropriate calendar quarter.

         (c) An assignee, if he does not become a Substituted Limited Partner pursuant to Section 6.2, shall have no rights of a Limited Partner as a result of the assignment, but shall only be entitled to receive his share of distributions, Profits and Losses under Article III and Section 5.4(a)(iv) to which the assignor would otherwise be entitled.

         (d) Any Limited Partner who assigns all his Units shall cease to be a Limited Partner of the Partnership, except that unless and until a Substituted Limited Partner is admitted in his stead, such assigning Limited Partner shall retain the statutory rights of an assignor of a limited partnership interest under the Act.

         (e) No transfer or assignment of any Unit shall be made if it would result in the Partnership being treated as an association taxable as a corporation for tax purposes or as a publicly traded partnership. The General Partner, in its sole discretion, may, on behalf of the Partnership, impose any restrictions on transfers or assignments of Units as it deems appropriate to give effect to the preceding sentence. In connection therewith, the General Partner shall be permitted to amend this Agreement without the consent of the Limited Partners. The General Partner shall not list the Units on any established securities market.

         (f) There shall be no restrictions on the assignment of Units except as provided in this Article VI.

         6.2 SUBSTITUTED LIMITED PARTNERS. (a) No assignee of Units shall have the right to become a Substituted Limited Partner in place of his assignor unless all of the following conditions are first satisfied:

                  (i) the written instrument of assignment (or another writing) sets forth the intention of the assignor that the assignee succeed to the assignor's Interest represented by such Units as a Substituted Limited Partner in his place;

                  (ii) the assignor and assignee execute, acknowledge and deliver such instruments as the General Partner may deem necessary or desirable to effect such substitution, including the written acceptance and adoption by the assignee of this Agreement; and

                  (iii) the written consent of the General Partner to such substitution is obtained, the granting or denial of which shall be within the absolute discretion of the General Partner.

         (b) The Partnership's records shall be amended to reflect the substitution of Limited Partners at least once in each calendar quarter.

         6.3. DEATH, INCOMPETENCY OR BANKRUPTCY OF LIMITED PARTNERS. If a Limited Partner dies, his executor, administrator or trustee, or, if he is adjudicated incompetent or insane, his committee, guardian or conservator, or, if he becomes bankrupt, the trustee or receiver of his estate, shall have all the rights of a Limited Partner for the purpose of settling or managing his estate and such power as the decedent, incompetent or bankrupt possessed to assign his Units and to join with the assignee thereof in satisfying conditions precedent to such assignee becoming a Substituted Limited Partner.

         6.4 TRANSFER FEE. On any assignment of Units or any substitution of an assignee as a Limited Partner, the Partnership may charge a transfer fee (not to exceed the lesser of actual costs or $150) to cover all reasonable out-of-pocket expenses connected therewith.

                                   ARTICLE VII

                          ACCOUNTING AND FISCAL MATTERS

         7.1. PARTNERSHIP RECORDS. The records of the Partnership shall be maintained at the principal office of the Partnership. Every Limited Partner or his duly authorized representative shall at any reasonable time have access to the records of the Partnership and may inspect and copy any of them. A list of the names and addresses of all of the Limited Partners shall be maintained as part of the records of the Partnership and shall be mailed or made available, on written request therefor, to any Limited Partner or his duly authorized representative, on his payment of the reasonable costs of reproduction and mailing.

         7.2. ACCOUNTING AND FISCAL YEAR. The books of the Partnership shall be kept on the accrual basis. The fiscal year of the Partnership shall end December 31 in each year.

         7.3. BANK ACCOUNTS AND INVESTMENTS. The bank accounts of the Partnership shall be maintained in such banking institutions as the General Partner may determine, and withdrawals shall be made on such signature or signatures as the General Partner may determine. Funds not needed in the operation of the Partnership may be invested in United States government securities, certificates of deposit of United States banks with assets of at least $100,000,000, commercial paper rated A or better by Moody's Investors Service, Inc., and money market funds having assets in excess of $100,000,000.

         7.4. REPORTS. (a) Within 60 days after the end of each of the first three calendar quarters of each calendar year, the General Partner shall send to the Limited Partners a report containing (i) a balance sheet as of the end of such quarter, a profit and loss statement for such quarter and a cash flow statement for such quarter, all of which may be unaudited, (ii) a statement describing any new agreement, contract or arrangement required to be reported by
Section 4.3(r), including the compensation to be paid thereunder by the Partnership to the General Partner and its Affiliates, and (iii) other pertinent information regarding the Partnership and its activities during such quarter.

         (b) Within 75 days after the end of each calendar year, the General Partner shall send to each Person who was a Limited Partner during such year all Partnership information necessary for the preparation of such Limited Partner's federal income tax return.

         (c) Within 120 days after the end of each calendar year, the General Partner shall send to the Limited Partners an annual report containing (i) a balance sheet as of the end of such year and statements of income, partners' equity and changes in financial position (or any replacement statement required by generally accepted accounting principles) for such year, all of which shall be prepared in accordance with generally accepted accounting principles and be accompanied by an auditor's report of the Partnership's independent public accountants, (ii) a cash flow statement for such year (which need not be audited), (iii) a report of the activities of the Partnership during such year,
(iv) information (which need not be audited) setting forth the distributions made to the Limited Partners for such year, separately identifying distributions from (A) cash flow from operations during the period, (B) cash flow from operations during a prior period which had been held as reserves, (C) proceeds from disposition of property and investments, (D) lease payments on net leases with builders and sellers, and (E) reserves from the gross proceeds of the offering of the Units, (v) a breakdown of the costs reimbursed to the General Partner and its Affiliates under Section 4.6(b), which shall be verified by independent public accountants in accordance with generally accepted auditing standards (the cost of such verification to be so reimbursable only to the extent that such reimbursement, when added to the reimbursement for services, does not exceed the competitive rate for such services), (vi) a statement describing any new agreement, contract or arrangement required to be reported by
Section 4.3(r), including the compensation to be paid thereunder by the Partnership to the General Partner and its Affiliates, and (vii) a detailed statement of any transactions with the General Partner or its Affiliates, and of fees, commissions, compensation and other benefits paid or accrued to the General Partner or its Affiliates for such year, showing the amount paid or accrued to each recipient and the services performed.

         (d) The General Partner shall provide to the Limited Partners the financial statements required by Form 10-K under the Securities Exchange Act of 1934 for the first full fiscal year of operations of the Partnership.

         (e) The Partnership will provide the Limited Partners with a report of the value of each Unit at the end of each year. Such report may be based on a valuation provided by the General Partner or an Affiliate of the General Partner.

         (f) The information required to be provided in the various reports pursuant to this Section 7.4 may be sent earlier than or separately from any of the other information required pursuant to this Section 7.4, and the information required to be contained in any of the reports pursuant to this Section 7.4 may be contained in more than one report.

         (g) If the Securities and Exchange Commission or the North American Securities Administrators Association, Inc. promulgates rules which allow a reduction in reporting requirements, the Partnership may cease preparing and filing certain of the aforementioned reports in compliance with such rules if the General Partner determines such action to be in the best interests of the Partnership.

         (h) On request of the official or agency administering the securities law of a state in which the Partnership has sold Units, the General Partner shall submit to such official or agency any report or statement required to be distributed to Limited Partners pursuant to this Section 7.4.


                                  ARTICLE VIII

                 MEETINGS AND VOTING RIGHTS OF LIMITED PARTNERS

         8.1. MEETINGS. (a) Meetings of the Limited Partners may be called by the General Partner for any purpose and shall be called by the General Partner for any matters for which the Limited Partners may vote as set forth in Section
8.2 on receipt of a written request therefor signed by Limited Partners holding more than 10% of the outstanding Units. Such request shall state the purpose of the proposed meeting and the matters proposed to be acted on. In addition, the General Partner may submit any matter to the Limited Partners for a vote by written Consent without a meeting.

         (b) Notice of any meeting for any matters for which the Limited Partners may vote under Section 8.2 shall be delivered personally or sent by certified mail. Notice of any other meeting shall be delivered personally or sent by certified or first class mail. Notices of meetings shall be delivered or sent to each Limited Partner at his record mailing address not less than 15 days and not more than 60 days before the date of the meeting and, in the case of a meeting called at the request of Limited Partners pursuant to Section 8.1 (a), shall be so delivered or sent within ten days after receipt of such request. (or as soon thereafter as the Partnership is able to comply with the proxy rules of the Securities and Exchange Commission if the Partnership is subject to such rules.) Any such notice shall be in writing, shall state the place, date, time and purpose of the meeting, shall indicate that it is being issued by or at the request of the Partner or Partners calling or requesting the meeting and shall include a detailed statement of the action proposed, including a verbatim statement of the wording of any resolution proposed for adoption by the Limited Partners and of any proposed amendment to this Agreement. If a meeting is adjourned to another time or place, and it any announcement of the adjournment of time or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting. The presence in person or by proxy of the holders of a majority of the Units shall constitute a quorum at all meetings of the Limited Partners. If there is no such quorum, holders of a majority of the Units of Limited Partners so present or represented may adjourn the meeting from time to time without further notice until a quorum has been obtained. No notice of the time, place or purpose of any meeting of Limited Partners need be given to any Limited Partner who attends in person or is present by proxy (except when a Limited Partner attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened), or to any Limited Partner entitled to such notice who, in a writing executed and filed with the records of the meeting, either before or after the time thereof, waives such notice.

         (c) For the purpose of determining the Limited Partners entitled to notice of and to vote at any meeting of the Partnership or any adjournment thereof, the General Partner may fix, in advance, a date as the record date for such determination. Such date shall be not more than 50 days nor less than ten days before any such meeting.

         (d) Each Limited Partner may authorize any Person or Persons to act for him by proxy or written consent in all matters in which a Limited Partner is entitled to participate, whether by waiving notice of any meeting, or voting or participating at a meeting. Every proxy or written consent must be signed by the Limited Partner or his attorney-in-fact. No proxy or written consent shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy or written consent. Every proxy or written consent shall be revocable at the pleasure of the Limited Partner executing it unless otherwise provided therein. Every proxy or written consent shall specify a choice between approval and disapproval of each matter to be acted on at the meeting.

         (e) Meetings of the Limited Partners shall be held at the principal office of the Partnership or at another place, convenient to the Limited Partners, selected by the General Partner. At each meeting of Limited Partners, the General Partner shall appoint such officers and adopt such rules for the conduct of the meeting as the General Partner deems appropriate.

         8.2. VOTING RIGHTS OF LIMITED PARTNERS. After termination of the offering of the Units, Limited Partners holding a majority of the outstanding Units, without the necessity for concurrence by the General Partner, may vote to:

         (a) amend this Agreement, subject to Section 9.2(b); provided that any such amendment (i) shall not in any manner allow the Limited Partners to take part in the control of the Partnership's business and (ii) shall not, without the Consent of the General Partner, alter the rights, powers or duties of the General Partner as set forth in Article IV, the interest of the General Partner in Profits, Losses, or distributions, or any of the provisions of Sections 5.3 and 5.4(e).

         (b) dissolve the Partnership.

         (c) subject to Section 5.3, remove the General Partner and elect a new General Partner.

         (d) subject to Section 4.3(b), approve or disapprove a sale of all or substantially all of the assets of the Partnership.

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1. APPOINTMENT OF GENERAL PARTNER AS ATTORNEY-IN-FACT. (a) Each Limited Partner, including each Substituted Limited Partner, by his execution or acceptance of this Agreement, irrevocably constitutes and appoints the General Partner his true and lawful attorney-in-fact with full power and authority in his name, place and stead to execute, acknowledge, deliver, swear to, file and record at appropriate public offices such documents as may be necessary or appropriate to carry out this Agreement, including but not limited to:

                  (i) all certificates and other instruments (including counterparts of this Agreement), and any amendment thereof, which General Partner deems appropriate to form, qualify or continue the Partnership as a limited partnership (or a partnership in which the Limited Partners will have limited liability comparable to that provided by the Act) in the jurisdictions in which the Partnership may conduct business or in which such formation, qualification or continuation is, in the opinion of the General Partner, necessary or desirable to protect the limited liability of the Limited Partners;

                  (ii) all amendments to this Agreement adopted in accordance with the terms hereof and all instruments which the General Partner deems appropriate to reflect a change or modification of the Partnership in accordance with this Agreement;

                  (iii) all conveyances and other instruments which the General Partner deems appropriate to reflect the dissolution and termination of the Partnership in accordance with this Agreement; and

                  (iv) all statements or other instruments which the General Partner deems necessary or appropriate to comply with or minimize tax withholding obligations under the law of any state.

         (b) The appointment by all Limited Partners of the General Partner as attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Partners under this Agreement will be relying on the power of the General Partner to act as contemplated by this

Agreement in any filing and other action by it on behalf of the Partnership, and shall survive the bankruptcy, death, adjudication of incompetence or insanity, or dissolution of any Person hereby giving such power and the transfer or assignment of all or any part of the Units of such Person; provided, however, that in the event of the transfer by a Limited Partner of all his Units, the power of attorney of a transferor Limited Partner shall survive such transfer only until such time as the transferee has been admitted to the Partnership as a Substituted Limited Partner and all required documents and instruments have been duly executed, filed and recorded to effect such substitution.

         9.2. AMENDMENTS. (a) Each Limited Partner and Substituted Limited Partner on his admission to the Partnership as contemplated hereby and reflection in the records of the Partnership as a Limited Partner shall be deemed to have adopted, and to have agreed to be bound by all the provisions of, this Agreement and to have authorized the General Partner to execute (should the General Partner deem it advisable) a counterpart of this Agreement on his behalf.

         (b) In addition to the amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by the General Partner with the Consent of a majority in interest of the Limited Partners; provided, however, that without the Consent of the Partners to be adversely affected by the amendment, this Agreement may not be amended so as to (i) convert a Limited Partner's Interest into a general partner's Interest; (ii) modify the limited liability of a Limited Partner; or (iii) alter the interest of a Partner in Profits, Losses, or distributions.

         (c) In addition to the amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by the General Partner, without the consent of any of the Limited Partners, (i) to add to the representations, duties or obligations of the General Partner or surrender any right or power granted to the General Partner herein, for the benefit of the Limited Partners; (ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement; (iii) to delete or add any provision of this Agreement required to be so deleted or added by the staff of the Securities and Exchange Commission or other federal agency or by a state securities commissioner or similar official, which addition or deletion is deemed by such Commission, agency, commissioner or official to be for the benefit or protection of the Limited Partners; (iv) to take such action as may be necessary (if any) to cause the assets of the Partnership not to come within the definition of plan assets under the Employee Retirement Income Security Act of 1974; (v) to give effect to any action permitted pursuant to Section 6.1 (e); and (vi) to make technical changes to the Partnership's tax allocation provisions to conform such provisions to the requirements of the Code and the Treasury Regulations; provided, however, that no amendment shall be adopted pursuant to this Section 9.2(c) unless, in the opinion of the General Partner, the adoption thereof (A) is for the benefit of or not adverse to the interests of the Limited Partners; (B) is consistent with
Section 4.3; (C) does not affect distributions or the allocation of Profits or Losses (except as otherwise provided herein) among the Limited Partners or between the Limited Partners as a class and the General Partner; and (D) does not affect the limited liability of the Limited Partners or the status of the Partnership as a partnership for federal income tax purposes.

         (d) In making any amendments, there shall be prepared and filed for recordation by the General Partner such documents and certificates as are required to be prepared and filed under the Act and under the laws of the other jurisdictions under the laws of which the Partnership is then formed or qualified.

         9.3. SECURITY INTEREST AND RIGHT OF SETOFF. As security for any withholding tax or other liability or obligation to which the Partnership may be subject as a result of any act or status of any Limited Partner or to which the Partnership becomes subject with respect to the Interest of any Limited Partner, the Partnership shall have (and each Limited Partner hereby grants to the Partnership) a security interest in all distributions distributable to such Limited Partner to the extent of the amount of such withholding tax or other liability or obligation. The Partnership shall have a right of setoff against any such distributions in the amount of such withholding tax or other liability or obligation.

         9.4. OWNERSHIP BY LIMITED PARTNER OF INTEREST IN GENERAL PARTNER OR AFFILIATES. No Limited Partner shall at any time, either directly or indirectly, own any stock or other interest in the General

Partner or in any Affiliate of the General Partner if such ownership by itself or in conjunction with the stock or other interest owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners and prospective Limited Partners as is required to establish compliance with this Section 9.4.

         9.5. PARTIES BOUND. Except as otherwise expressly provided in this Agreement, all provisions of this Agreement shall bind, benefit, and be enforceable by or against, the heirs, executors, administrators, personal representatives, successors and permitted assigns of the parties hereto. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Partnership or any creditor (other than the Partnership) of any Partner.

         9.6. GOVERNING LAW; CONSTRUCTION. This Agreement and the rights and obligations of the Partners shall be governed by and construed and enforced in accordance with the laws of Delaware applicable to contracts made and to be performed therein, without application of the principles of conflict of laws of such state. Captions in this Agreement have been inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. The invalidity of any portion of this Agreement shall not affect the validity of the remainder. As required by the context, the use of the singular shall be construed to include the plural and vice versa, and the use of any gender shall be construed to include all genders.

                                    ARTICLE X

                                   DEFINITIONS

         10.1. DEFINED TERMS. The following terms shall have the meanings specified in this Article X unless the context otherwise requires.

         "Acquisition Expenses" means expenses, including, but not limited to, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.

         "Acquisition Fees" means the total of all fees and commissions paid by any party in connection with the making or investing in mortgage loans or the purchase or development of property by the Partnership, except a Development Fee paid to a Person not affiliated with the General Partner in connection with the actual development of a project after acquisition of the land by the Partnership. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, nonrecurring management fee or any other fee of a similar nature, however designated.

         "Act" means the Delaware Revised Uniform Limited Partnership Act.

         "Adjusted Capital Contributions" means an amount equal to the Capital Contributions made by the Limited Partners on the purchase of their Units, reduced by an amount equal to all distributions (other than distributions of Cash Flow) made to the Limited Partners under Section 3.1(a)(ii), but in no event less than zero.

        "Affiliate" or "Affiliated Person" of a specified Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person, (ii) any Person owning or controlling 10% or more of the outstanding voting securities of the specified Person, (iii) any officer, director or partner of the specified Person, and (iv) if the specified Person is an officer, director or partner, any company for which such Person acts in any such capacity.

         "Agreement" means this Restated Limited Partnership Agreement, as originally executed and as amended from time to time, as the context requires. Words such as "herein," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refer to this Agreement as a whole.

         "Capital Account" of any Partner means the capital account of such Partner that is established on the books of the Partnership and adjusted pursuant to Section 2.7.

         "Capital Contribution" means the gross amount of investment in the Partnership by a Limited Partner or all Limited Partners, as the case may be (or the predecessor holders of the Units of any Partner or Partners).

         "Cash Available for Distribution" means Cash Flow less amounts set aside for restoration or creation of reserves.

         "Cash Flow" means Partnership cash funds provided from operations (including lease payments on net leases from builders and sellers) without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements (including (i) contractual current interest payments, (ii) interest accrued or deferred, when received, and (iii) contingent interest based on the Partnership's share of the gross or net income from properties on which the Partnership has made a loan, but not including contingent interest based on property appreciation with respect to loans made by the Partnership or funds which constitute repayment of principal of such a loan or which represent an equity interest in sale or refinancing proceeds of a real property underlying such a loan).

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute. Any reference herein to a particular provision of the Code shall mean, where appropriate, the corresponding provision in any successor statute.

         "Consent" means either (i) the consent given by vote at a meeting called and held in accordance with Section 8.1, or (ii) a written consent given pursuant to this Agreement or (iii) the act of granting such consent, as the context may require.

         "Construction Fee" means a fee for acting as general contractor to construct improvements on the Partnership's property, either initially or at a later date.

         "Controlling Person" means any Person, whatever his or her title, performing functions for the General Partner or its Affiliates similar to those of chairman or member of the board of directors or executive management (such as the president, vice president or senior vice president, corporate secretary or treasurer), senior management (such as the vice president of an operating division who reports directly to executive management), or any Person holding a 5% or more equity interest in the General Partner or its Affiliates or having the power to direct or cause the direction of the General Partner or its Affiliates, whether through the ownership of voting securities, by contract, or otherwise.

         "Cumulative Annual Return" means an amount equal to 10% per year simple interest on the Adjusted Capital Contributions of the Limited Partners, calculated from the earlier of (i) the end of the calendar quarter in which the Capital Contributions were made or (ii) the Closing Date.

         "Development Fee" means a fee for the packaging of the Partnership's property, including negotiating and approving plans and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific property, either initially or at a later date.

         "Final Closing" means the last time at which subscribers for Units are admitted as Limited Partners.

        "Financing" means any mortgage financing, refinancing or borrowing secured by the Partnership's property.

         "Front-End Fees" means fees and expenses paid by any Person for any services rendered during the Partnership's organizational or acquisition phase, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses and any other similar fees, however designated.

         "General Partner" means Southeast Acquisitions, Inc., a Delaware corporation, and, as herein provided, any additional General Partner or any successor to any General Partner.

         "Initial Closing" means the first time at which subscribers for Units are admitted as Limited Partners.

         "Interest" means the entire ownership interest of a Partner in the Partnership at any particular time, including the Partner's interest in Profits, Losses, distributions and capital and the right of Such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with this Agreement. Reference to a majority in interest of the Limited Partners means Limited Partners whose combined Units represent over 50% of the Units of all Limited Partners.

         "Investment in Property" means the amount of Limited Partners' Capital Contributions actually paid or allocated to the purchase, development, construction or improvement of properties acquired by the Partnership (including the purchase of properties, working capital reserves allocable thereto (not in excess of 5%), and other cash payments such as interest and taxes, but excluding Front-End Fees).

         "Limited Partners" means the Persons admitted to the Partnership pursuant to Sections 2.2, 2.4 and 6.2.

         "Notification" or "Notice" means a writing, containing the information required by this Agreement to be communicated to any Person, sent by registered, certified or regular mail to such Person at his last known mailing address; however, any written communication containing such information sent to such Person and actually received by such Person shall constitute Notification or Notice for all purposes of this Agreement.

         "Organization and Offering Expenses" means all expenses incurred by the Partnership in connection with the formation of the Partnership, the registration and qualification of the Units under federal and state securities laws and the offering and sale of the Units, including advertising expenses and selling commissions and selling allowances paid in connection with the sale of the Units.

         "Partner" means any General Partner or Limited Partner.

         "Person" means any individual, partnership, corporation, trust or other entity.

         "Profits" or "Losses" means, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a), and for this purpose, all items of income, gain, loss, deduction or credit required to be stated separately pursuant to Code Section 703(a)(1) shall be included in such taxable income or loss, with the following adjustments:

                  (a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses shall be added to such taxable income or loss;

                  (b) Any expenditures of the Partnership described in Code
         Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1
         (b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

                  (c) Notwithstanding any other provisions of this Agreement, any items which are specially allocated pursuant to Sections 3.5, 3.7 or 3.8 shall not be taken into account in computing Profits or Losses.

         "Prospectus" means the Partnership's prospectus contained in the Registration Statement filed with the Securities and Exchange Commission for the registration of the Units under the Securities Act of 1933, in the final form in which such Prospectus is filed with such Commission and as thereafter supplemented pursuant to Rule 424 under such act. Any reference herein to "date of the Prospectus" shall be deemed to refer to the date of the Prospectus in the form filed pursuant to Rule 424(b) of such act.

         "Purchase Price" means the price paid on the purchase or sale of a particular property, including the amount of Acquisition Fees and all liens and mortgages on the property, but excluding points and prepaid interest.

         "Sale" means any Partnership transaction (other than the receipt of Capital Contributions) not in the ordinary course of its business, including, without limitation, sales, exchanges or other dispositions of real or personal property, condemnations, recoveries of damage awards and insurance proceeds (other than business or rental interruption insurance proceeds), but excluding any Financing.

         "Sale or Financing proceeds," "Sale proceeds" or "Financing proceeds" mean all cash receipts arising from a Sale or Financing, as the context requires, less (i) the amount necessary for the payment of all debts and obligations related to the particular Sale or Financing; (ii) the amount of cash paid or to be paid in connection with such Sale or Financing (which shall include, with regard to damage recoveries or insurance or condemnation proceeds, cash paid or to be paid in connection with repairs, replacements or renewals, in the discretion of the General Partner, relating to the damage to or partial condemnation of the affected property); and (iii) the amount considered appropriate by the General Partner to pay taxes, insurance, debt service, repairs, replacements or renewals, or other costs or expenses of the Partnership (including costs of improvements or additions in connection with the Partnership's property) or to provide reserves.

         "Substituted Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 6.2.

         "Termination" of a General Partner means the occurrence as to such General Partner of an event of withdrawal as defined in paragraphs (1), (2),
(3), (6), (7), (8), (9) and (10) of Section 17-402 of the Act (and the events referred to in paragraphs (4) and (5) of Section 17-402 shall not constitute such an event of withdrawal). Such Partner is referred to as a "Terminated" Partner.

         "Treasury Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Unit" means the Interest of a Limited Partner attributable to a Capital Contribution of $1,000.

         "Unpaid Cumulative Return" as of any date means an amount equal to the Cumulative Annual Return as of such date less the sum of all distributions to the Limited Partners on or before such date under Section 3.1 (a)(i) or, if made from Cash Flow, under Section 3.1 (a)(ii), but in no event less than zero.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

GENERAL PARTNER:                         SOUTHEAST ACQUISITIONS, INC.

                                         By: /s/ Deborah D. Baker
                                             ------------------------
                                             Deborah D. Baker

INITIAL LIMITED PARTNER:                 F M INITIAL, INC.

                                         By: /s/ Anthony R. Balabon
                                             -------------------------
                                             Anthony R. Balabon

                                    EXHIBIT B

                             ALTERNATIVE AMENDMENTS

                          FIRST ALTERNATIVE AMENDMENTS
                                     SEA II

                               FIRST AMENDMENT TO
                   RESTATED LIMITED PARTNERSHIP AGREEMENT OF
                        SOUTHEAST ACQUISITIONS II, L.P.


         This FIRST AMENDMENT (this "Amendment"), dated as of September 3, 1997 is to the Restated Limited Partnership Agreement (the "Partnership Agreement") of Southeast Acquisitions II, L.P. (the "Partnership"), dated June 24, 1988, by and between SOUTHEAST ACQUISITIONS, INC., a Delaware corporation, as general partner (the "General Partner") and the Persons admitted as limited partners pursuant to the Partnership Agreement.


         WHEREAS, a special meeting (the "Meeting") of the Limited Partners was duly held on September 3, 1997; and

         WHEREAS, at the Meeting a majority in interest of the Limited Partners have voted to adopt the following Amendments to the Partnership Agreement.

         NOW, THEREFORE, the Amendments are adopted and are effective as of September 3, 1997.

         1. Southeast Acquisitions, Inc. is hereby removed as the General Partner of the Partnership, and Southern Management Group of Tennessee, LLC, a Tennessee Limited Liability Company is substituted therefor as successor General Partner of the Partnership. On and after the date of this Amendment, except as the context may otherwise require, all references to the General Partner in the Partnership Agreement shall mean Southern Management Group of Tennessee, LLC.

         2. Section 1.3 is amended in its entirety to read as follows:

            "1.3. TERM. The Partnership shall exist for a term ending December 31, 2000, at which time it shall be dissolved, unless sooner dissolved or terminated as provided in this Agreement (the "Term")."

         3. Section 1.4 is hereby amended in its entirety to read as follows:

            "1.4. PLACE OF BUSINESS. The principal place of business of the Partnership shall be at 301 South Perimeter Park Drive, Suite 115, Nashville, TN 37211 or at another location selected by the General Partner, who shall give notice of any change to the Limited Partners. The Partnership may have such additional offices or places of business as the General Partner may determine."

        4. The first sentence of Section 2.1 is amended in its entirety to read as follows:

                "2.1. GENERAL PARTNER. The General Partner is Southern Management Group of Tennessee, LLC, a Tennessee Limited Liability Company, 301 South Perimeter Park Drive, Suite 115, Nashville, Tennessee".

        5. Section 4.2(a) is amended by adding at the end of the section the following:

                "(xiii) Reserve to itself or an Affiliate or enter into a contract for an exclusive right to sell or exclusive employment to sell property for the Partnership."

        6. Section 4.3(b) is hereby amended in its entirety to read as follows:

                "(b) Without the consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to:

                        (i) sell or otherwise dispose of at one time all or substantially all the assets of the Partnership, except that the General Partner may sell such assets without such consent (A) in connection with the liquidation of the Partnership under Section 6.3 or (B) if the net proceeds of such sale, when distributed in accordance with the Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Acquisition Cost of the assets sold."

        7. Section 4.3(g) is deleted in its entirety and clauses 4.3(h) through (t) are hereby renumbered 4.3(g) through (s) respectively.

        8. Section 4.5(b) is amended in its entirety to read as follows:


                "(b) For the services and activities to be performed by the General Partner in connection with the administration and management of the Partnership from September 3, 1997 to the end of the Term, the General Partner shall receive a management fee of $19,000 per year (prorated for a portion of a year) during the Term of the Partnership. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds prior to any Partner receiving their distributions in accordance with this Agreement."


        9. Section 4.5(c) shall be amended in its entirety to read as follows:


                "(c) The General Partner or its Affiliates may receive the entire competitive real estate commission or disposition fee (that real estate or brokerage commission or disposition fee paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property) with respect to sales of Partnership property following September 3, 1997, which are not under contract as of such date. The total compensation paid to all Persons for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract price for the sale of the property. The commission or disposition fee shall be paid upon sale of the property prior to any distribution to the Partners in accordance with this

             Agreement; provided that the amount of any such commission or disposition fee paid to the General Partner shall reduce any distribution to which it would otherwise be entitled pursuant to this Agreement."

         10. Section 11.1 is amended by adding the following definition as the first definition in the Section:

             "Acquisition Cost" with respect to a Partnership asset means the price originally paid by the Partnership to acquire the asset, including the value of any mortgages or liens on the asset assumed by the Partnership at the time of acquisition, excluding points and prepaid interest.

         and by adding the following definition following the definition of "Agreement":


             "all or substantially all the assets of the Partnership" means 60% or more of the real estate acreage held by the Partnership as of July 25, 1997."


         11. Except as amended hereby, the Partnership Agreement shall remain in full force and effect.

         12. Terms not defined herein which are defined in the Partnership Agreement shall have the same meanings herein.

         13. This Amendment and the rights and obligations of the Partners hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without application of the principles of conflicts of laws of such state.

        IN WITNESS WHEREOF, this Amendment has been executed by the parties set forth below as of the date first above written.


GENERAL PARTNER                         SOUTHEAST ACQUISITIONS, INC.

                                        By
                                          ----------------------------------
                                        Name:
                                        Title:


SUCCESSOR GENERAL PARTNER               SOUTHERN MANAGEMENT GROUP
                                        OF TENNESSEE, LLC

                                        By
                                          ----------------------------------
                                        Name:
                                        Title:


LIMITED PARTNERS                        LIMITED PARTNERS

                                        By
                                          ----------------------------------
                                        Name:
                                        Title:

                         SECOND ALTERNATIVE AMENDMENTS
                                     SEA II

                               FIRST AMENDMENT TO
                   RESTATED LIMITED PARTNERSHIP AGREEMENT OF
                        SOUTHEAST ACQUISITIONS II, L.P.


        This FIRST AMENDMENT (this "Amendment"), dated as of September 3, 1997 is to the Restated Limited Partnership Agreement (the "Partnership Agreement") of Southeast Acquisitions II, L.P. (the "Partnership"), dated June 24, 1988, by and between SOUTHEAST ACQUISITIONS, INC., a Delaware corporation, as general partner (the "General Partner") and the Persons admitted as limited partners pursuant to the Partnership Agreement.



        WHEREAS, a special meeting (the "Meeting") of the Limited Partners was duly held on September 3, 1997; and


        WHEREAS, at the Meeting a majority in interest of the Limited Partners have voted to adopt the following Amendments to the Partnership Agreement.


        NOW, THEREFORE, the Amendments are adopted and are effective as of September 3, 1997.


        1.      Section 1.3 is amended in its entirety to read as follows:

                "1.3. TERM. The Partnership shall exist for a term ending December 31, 2000, at which time it shall be dissolved, unless sooner dissolved or terminated as provided in this Agreement (the "Term")."

        2. Section 4.2(a) is amended by adding at the end of the section the following:

                "(xiii) Reserve to itself or an Affiliate or enter into a contract for an exclusive right to sell or exclusive employment to sell property for the Partnership."

        3. Section 4.3(b) is hereby deleted in its entirety and Sections 4.3(c) through (f) are hereby renumbered 4.3(b) through (e) respectively."

        4. Section 4.3(g) is deleted in its entirety and Sections 4.3(h) through (t) are hereby renumbered 4.3(f) through (r) respectively.


68204

         5.     Section 4.5(b) is amended in its entirety to read as follows:

                "(a) For the services and activities to be performed by the General Partner in connection with the administration and management of the Partnership from January 1, 1999 to the end of the Term, the General Partner shall receive a management fee of $19,000 per year (prorated for a portion of a year) during the Term of the Partnership. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds prior to any Partner receiving his distributions in accordance with this Agreement."

         6.     Section 4.5(c) is amended in its entirety as follows:

                "(c) The General Partner or its Affiliates may receive the entire competitive real estate commission or disposition fee (that real estate or brokerage commission or disposition fee paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property) with respect to sales of Partnership property following September 3, 1997 which are not under contract as of such date. The total compensation paid to all Persons for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract price for the sale of the property. The commission or disposition fee shall be paid upon sale of the property prior to any distribution to the Partners in accordance with this Agreement; provided that the amount of any such commission or disposition fee paid to the General Partner shall reduce any distribution to which it would otherwise be entitled pursuant to this Agreement."

        7. Except as amended hereby, the Partnership Agreement shall remain in full force and effect.

        8. Terms not defined herein which are defined in the Partnership Agreement shall have the same meanings herein.

        9. This Amendment and the rights and obligations of the Partners hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without application of the principles of conflicts of laws of such state.

        IN WITNESS WHEREOF, this Amendment has been executed by the parties set forth below as of the date first above written.


GENERAL PARTNER                         SOUTHEAST ACQUISITIONS, INC.

                                        By
                                          ----------------------------------
                                        Name:
                                        Title:


LIMITED PARTNERS                        LIMITED PARTNERS

                                        By
                                          ----------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT C


                           AGREEMENT BETWEEN SOUTHERN
                         MANAGEMENT GROUP OF TENNESSEE,
                       R. W. SORENSON AND THE PARTNERSHIP.

                              AMENDED AND RESTATED
                             SUBSTITUTION AGREEMENT





      THIS AMENDED AND RESTATED SUBSTITUTION AGREEMENT is made as of this 1st day of July 1997, by and between SOUTHERN MANAGEMENT GROUP OF TENNESSEE, LLC, a Tennessee Limited Liability Company ("SMGT"), Richard W. Sorenson, individually ("Sorenson"), SOUTHEAST ACQUISITIONS I, L.P. ("SEA I"), SOUTHEAST ACQUISITIONS II, L.P. ("SEA II"), and SOUTHEAST ACQUISITIONS III, L.P. ("SEA III") (collectively the "SEA Partnerships" and individually a "Partnership") by SOUTHEAST ACQUISITIONS, INC. as General Partner of the SEA Partnerships (the "General Partner").



                                    RECITALS


      WHEREAS, under an agreement dated April 1, 1997 by and between SMGT, Sorenson, SEA I, SEA II, SEA III and the General Partner (the "Original Agreement") SMGT agreed to be substituted as the new General Partner and assume all the attendant responsibilities and obligations of the General Partner of such of the SEA Partnerships as approve the substitution; and



      WHEREAS, certain modifications to the Original Agreement are required as a result of revised voting procedures and an extension of the dates for the substitution; and


      WHEREAS, each of the SEA Partnerships will incur certain costs and expenses in connection with the substitution of a new General Partner including, without limitation, those relating to the solicitation of proxies; and

      WHEREAS, SMGT and Sorenson are willing to indemnify the SEA Partnerships against such costs and expenses upon a default by SMGT or Sorenson under this Agreement; and

      WHEREAS, each of the SEA Partnerships is willing to indemnify Sorenson and SMGT against their costs and expenses relating to the substitution with respect to its respective Partnership, if such Partnership defaults under this Agreement.


      NOW, THEREFORE, upon the premises set forth herein, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree to amend and restate the original Agreement as follows:


Section 1.  Substitution of New General Partner.



      (a) If a majority in interest of the Unit holders of SEA I adopt the First Alternative Amendments to the Partnership Agreement for SEA I, attached hereto and made a part hereof (with such changes as shall be approved by all parties hereto and filed with the Proxy Statement relating thereto to be mailed on or about July 25, 1997 (the "SEA I Proxy")) at the special Meeting of Limited Partners to be held on or about September 4, 1997 (or such other date to which the Special Meeting may be reasonably postponed), SMGT agrees to be substituted as the new General Partner of SEA I.



      (b) If the Unit holders of SEA II adopt the First Alternative Amendments to the Partnership Agreement for SEA II, attached hereto and made a part hereof (with such changes as shall be approved by all parties hereto and filed with the Proxy Statement relating thereto to be mailed on or about July 25, 1997 (the "SEA II Proxy")) at the Special Meeting of Limited Partners to be held on or about September 3, 1997 (or such other date to which the Special Meeting may be reasonably postponed), SMGT agrees to be substituted as the new General Partner of SEA II.



      (c) If the Unit holders of SEA III adopt the First Alternative Amendments to the Partnership Agreement for SEA III, attached hereto and made a part hereof (with such changes as shall be approved by all parties hereto and filed with the Proxy Statement relating thereto to be mailed on or about July 25, 1997 (the "SEA III Proxy")) at the Special Meeting of Limited Partners to be held on or about September 3, 1997 (or such other date to which the Special Meeting may be reasonably postponed), SMGT agrees to be substituted as the new General Partner of SEA III.


Section 2.  Execution of Partnership Agreements.

      Following each approval as set forth in Section 1(a) through (c) above, SMGT will execute the relevant Partnership Agreement, as amended by the First Alternative Amendments, as attached to the respective Proxy Statements as Exhibits A and B thereto, thereby agreeing to be bound by all the terms and conditions of such Partnership Agreement, as amended.

Section 3.  Transfer of General Partner Interest

      Upon execution of a Partnership Agreement by SMGT in accordance with
Section 2, the General Partner agrees to transfer to SMGT all of its interest as General Partner of such Partnership. The General Partner represents that it has the right to transfer such interest and that following such transfer and the satisfaction of all the conditions to SMGT being substituted as a General Partner set forth in the relevant Partnership Agreement, SMGT will be a duly appointed General Partner of such Partnership with all rights and obligations of the General Partner of such Partnership.

Section 4.  Transfer of Books and Records.


      No later than ten (10) business days after the execution of a Partnership Agreement by SMGT in accordance with Section 2, the General Partner will deliver to SMGT all of the books and records in its possession of each of the Partnerships which has approved the substitution of SMGT as the new General Partner, along with a transmittal letter listing such books and records being delivered; provided that the General Partner shall have the right to retain a copy of all such books and records. The General Partner agrees to cooperate with SMGT in the orderly transition of management and operation of such of the Partnerships as approve of the substitution of SMGT as the new General Partner, including, without limitation, making officers, employees and agents of the General Partner available to SMGT at reasonable times and for reasonable periods at their offices in Radnor, Pennsylvania and providing reasonable assistance to SMGT in its preparation and filing of third quarter financial reports for such Partnerships.


Section 5.  Representations and Warranties

      SMGT and Sorenson jointly and severally represent to the SEA Partnerships and the General Partner that all of the information provided by them or their affiliates to the General Partner or the SEA Partnerships and all statements appearing in the SEA I Proxy, the SEA II Proxy and the SEA III Proxy (individually a "Proxy Statement" and collectively the "Proxy Statements") based on such information and in the light of the circumstances under which they were made are not and, at the time the Proxy Statements are filed, will not be false or misleading with respect to any material fact, or omit, or at the time the Proxy Statements are filed, will omit to state any material fact necessary in order to make the statements therein not false or misleading. SMGT and Sorenson also undertake to provide to the Partnerships and the General Partner with any information necessary to correct any such statement in the Proxy Statements which becomes false or misleading prior to the Special Meetings referred to in such Proxy Statements.


      Each of the Partnerships represents to SMGT and Sorenson that all statements appearing in the Proxy Statement relating to such Partnership, other than statements based on materials or information provided by SMGT, Sorenson or their affiliates, in the light of the circumstances under which they were made are not and at the time such Proxy Statement is filed, will not be false or misleading with respect to any material fact, or omit or, at the time such Proxy Statement is filed, will omit to state any material fact necessary in order to make the statements therein not false or misleading. Each of the Partnerships undertakes to correct any such statement in the Proxy Statement relating to such Partnership which becomes false or misleading prior to the Special Meeting referred to in such Proxy Statement.


Section 6.  Indemnity.


      SMGT and Sorenson, as the principal member of SMGT, jointly and severally, agree to indemnify the Partnerships from and against any and all claims, liabilities, costs and expenses (including legal expenses) incurred by the Partnerships in connection with the proposed substitution of SMGT as the new General Partner, including, without limitation, the costs and expenses relating to solicitation of proxies in connection with the substitution of SMGT for the existing General Partner in the event that Sorenson or SMGT defaults under any provision of this Agreement.

      Each of the Partnerships hereby severally agrees to indemnify SMGT and Sorenson from and against any and all claims, liabilities, costs and expenses (including legal expenses) incurred by SMGT and Sorenson in connection with (i) the proposed substitution of SMGT as the new

General Partner of such Partnership, including, without limitation, the costs and expenses relating to solicitation of proxies to substitute SMGT for the existing General Partner, in the event that such Partnership defaults under any provision of this Agreement; and (ii) actions of such Partnership prior to the admission of SMGT as the new General Partner, including, without limitation, any liabilities or obligations of such Partnership that arose prior to the admission of SMGT as the new General Partner.

      The General Partner hereby agrees to indemnify SMGT and Sorenson from and against any and all claims, liabilities, costs and expenses (including legal expenses) incurred by SMGT and Sorenson in connection with actions by the General Partner prior to the admission of SMGT as the new General Partner of a Partnership, including without limitation, any liabilities or obligations of the General Partner that arose prior to the admission of SMGT as the New General Partner of a Partnership.

Section 7.  Miscellaneous.

      (a) This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed therein. The invalidity of any portion of this Agreement shall not affect the validity of the remainder. As required by the context, the use of the singular shall be construed to include the plural and vice versa, and the use of any gender shall be construed to include all genders.

      (b) This Agreement constitutes the entire agreement of the parties hereto, regarding the subject matter hereof, and all prior agreements, understandings, representations and statements, oral or written, are hereby merged herein. In the event of a conflict between the terms of this Agreement and any prior written agreements, the terms of this Agreement shall prevail. This Agreement may only be amended or modified by an instrument in writing, signed by the party intending to be bound thereby.


      (c) The Original Agreement is deemed to be amended and restated in its entirety by this Agreement as of the date first set forth above.



      (d) This Agreement may be executed in counterparts, all of which taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                              SOUTHERN MANAGEMENT GROUP OF TENNESSEE, LLC


                              By: /s/ RICHARD W. SORENSON
                                  -----------------------------
                              Name:  Richard W. Sorenson
                              Title: Member


                               RICHARD W. SORENSON
                                  individually

                               /s/ RICHARD W. SORENSON
                               --------------------------------


                              SOUTHEAST ACQUISITIONS I, L.P.
                              by:  SOUTHEAST ACQUISITIONS, INC.,
                                    General Partner


                              By: /s/ JAMES W. KELICAN, JR.
                                  -----------------------------
                              Name:
                              Title:


                              SOUTHEAST ACQUISITIONS II, L.P.
                              by:  SOUTHEAST ACQUISITIONS, INC.,
                                    General Partner


                              By: /s/ JAMES W. KELICAN, JR.
                                  -----------------------------
                              Name:
                              Title:

                              SOUTHEAST ACQUISITIONS III, L.P.
                              by:  SOUTHEAST ACQUISITIONS, INC.,
                                    General Partner


                              By:  /s/ JAMES W. KELICAN, JR.
                                 -----------------------------------
                              Name:
                              Title:

The date of this Proxy Statement is set forth in the lower right hand corner of this back cover page. Under no circumstances shall the information contained in this Proxy Statement be considered unchanged as of any date subsequent to the date hereof except with respect to information incorporated by reference herein pursuant to a subsequently dated document.



                           Summary Table of Contents

                Summary.................................  10
                Risk Factors............................  28
                Conflicts of Interest...................  31
                History of the Partnership..............  32
                The General Partner.....................  37
                The Properties..........................  43
                The Alternative Amendments..............  48
                Federal Tax Consequences; Legal
                 Opinion................................  62
                Eligible Units..........................  62
                Voting..................................  63
                Information Agent.......................  65
                Solicitations by The General Partner....  65
                Ownership of Units......................  65
                Experts.................................  65
                Available Information...................  66
                Incorporation of Certain Documents
                  by Reference..........................  66
                Appendix: Glossary of Defined Terms.....  68
                Exhibit A: Partnership Agreement........ A-1
                Exhibit B: Alternative Amendments....... B-1
                Exhibit C: Agreement between
                  Southern Management Group of
                  Tennessee, R.W. Sorenson and
                  the Partnership....................... C-1
                Exhibit D: Legal Opinion................ D-1


                         SOUTHEAST ACQUISITIONS II, L.P.


                                General Partner:
                          Southeast Acquisitions, Inc.
                            250 King of Prussia Road
                           Radnor, Pennsylvania 19087

                          Telephone No. (610) 964-7178

                          Facsimile No. (610) 964-7269



                               Information Agent:
                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                          Telephone No. (800) 829-6551
                          Facsimile No. (212) 809-8839



                                Proxy Statement


                                 July 25, 1997

                                   EXHIBIT D





                                 LEGAL OPINION

                                   EXHIBIT D

                               OPINION OF COUNSEL


                     OBERMAYER REBMANN MAXWELL & HIPPEL LLP
                          ONE PENN CENTER - 19TH FLOOR
                                 1617 JFK BLVD.
                             PHILADELPHIA, PA 19103


                                 July 25, 1997


SOUTHEAST ACQUISITIONS II, L.P.
250 King of Prussia Road
Radnor, PA 19087


        RE: EFFECT OF PROPOSED PARTNERSHIP AGREEMENT AMENDMENTS ON THE
                FEDERAL INCOME TAX STATUS OF THE PARTNERSHIP


Ladies and Gentlemen:

        Southeast Acquisitions II, L.P. (the "Partnership") was formed as a limited partnership under Delaware law on December 14, 1987 and is presently existing as a Delaware limited partnership pursuant to a Restated Limited Partnership Agreement dated as of June 24, 1988 (the "Partnership Agreement"). You have asked for our opinion as to whether or not the amendments which are proposed to be made to the Partnership Agreement as described in the Proxy Statement referred to below (the "Alternative Amendments") would either (1) adversely affect the classification of the Partnership as a partnership for federal income tax purposes, or (2) cause a "termination" of the Partnership for federal income tax purposes.


        The sole general partner of the Partnership at the present time is Southeast Acquisitions, Inc. (the "Existing General Partner"). Under cover of letter dated July 25, 1997, the Existing General Partner delivered to the limited partners of the Partnership (the "Limited Partners") a Proxy Statement dated July 25, 1997 (the "Proxy Statement") soliciting Limited Partner consent to one of two alternative sets of amendments to the Partnership Agreement. Under the first alternative set of amendments, Southern Management Group of Tennessee, LLC (the "Proposed New General Partner") would be substituted in place of the Existing General Partner as the sole general partner of the Partnership, and new commissions and management fees would be authorized for the Proposed New General Partner. Under the second alternative set of amendments, which would not involve a change in general partner of the Partnership, new commissions and management fees would be authorized for the Existing General Partner. In addition, under each alternative set of amendments, the stated term of the Partnership would be extended from December 31, 1998 to December 31, 2000, and there would be a modification of the requirement that a majority in interest of the Limited Partners consent to a sale or disposition at one time of all or substantially all the assets of the Partnership under certain circumstances.

        The interest of the Existing General Partner in the capital of the Partnership is less than 50 percent of the total interest in Partnership capital, and the interest of the Existing General Partner in the profits of the Partnership is less than 50 percent of the total interest in Partnership profits.

        In rendering our opinion, we have examined (i) a copy of the Partnership Agreement, (ii) a copy of the Proxy Statement, and (iii) such legal authorities as we have deemed to be relevant in allowing us to form our opinion, including United States Treasury Regulation Sections 301.7701-2, 301.7701-2, and 301.7701-3, as amended by Treasury Decision 8697 (the "Entity Regulations"), and Treasury Regulation 1.708-1, as amended by Treasury Decision 6175 (the "Termination Regulations"). The Entity Regulations were published in the Federal Register on December 18, 1996, and are generally effective as of January 1, 1997. The Termination Regulations were published in the Federal Register on May 8, 1997.

        The General Partner has represented to us, and we assume to be the case, that (a) the Partnership Agreement is the partnership agreement under which the Partnership currently exists, (b) the Partnership has filed all of its federal income tax returns as a partnership, (c) the Partnership has otherwise been treated by its partners as a partnership for federal income tax purposes (and not as an association taxable as a corporation) throughout the existence of the Partnership, (d) neither the Partnership nor any partner thereof was notified in writing on or before May 8, 1996 that the Partnership's classification as a partnership for federal income tax purposes was under examination by the Internal Revenue Service, and (e) any transfer of the Existing General Partner's interest in the Partnership by reason of the Alternative Amendments, when combined with any other changes in ownership of interests in the Partnership during the 12-month period ending on the date of such transfer, will not result in a sale or exchange of 50 percent or more of the total interest in Partnership capital and profits.

        In our opinion, under current law, based on the facts and assumptions set forth above, the adoption of either set of Alternative Amendments (1) would not adversely affect the classification of the Partnership as a partnership for federal income tax purposes (and not as an association taxable as a corporation), and (2) would not cause a "termination" of the Partnership for federal income tax purposes.


                                     /s/ OBERMAYER REBMANN MAXWELL & HIPPEL LLP

PROXY                                                                    PROXY


                        SOUTHEAST ACQUISITIONS II, L.P.
                            250 KING OF PRUSSIA ROAD
                           RADNOR, PENNSYLVANIA 19087
                            TELEPHONE (610) 964-7178


  THIS PROXY IS SOLICITED BY THE GENERAL PARTNER ON BEHALF OF THE PARTNERSHIP


        The undersigned hereby appoints Arthur W. Mullin and James W. Kelican, Jr. as Proxyholders, each with full power of substitution and resubstitution, and hereby authorizes either of them to represent and vote, as designated below, all of the Units of the Partnership that the undersigned held as a Limited Partner on July 25, 1997 at the Special Meeting to be held on September 3, 1997, and any adjournment thereof. Capitalized term used but not defined in this Proxy Card have the meanings given to them in the Partnership's Proxy Statement for the Special Meeting.


YOU MAY VOTE IN FAVOR OF OR AGAINST OR ABSTAIN FROM VOTING WITH RESPECT TO EACH AMENDMENT CONTAINED IN EACH SET OF ALTERNATIVE AMENDMENTS. HOWEVER, THE ADOPTION OF ANY AMENDMENT CONTAINED IN A SET OF ALTERNATIVE AMENDMENTS IS CONDITIONED UPON THE ADOPTION OF ALL OF THE AMENDMENTS WITHIN THAT SET OF ALTERNATIVE AMENDMENTS.

IN ORDER TO BE ADOPTED, ALL OF THE AMENDMENTS CONTAINED IN A SET OF ALTERNATIVE AMENDMENTS MUST RECEIVE AT LEAST 50% OF THE VOTES OF LIMITED PARTNERSHIP UNITS ELIGIBLE TO VOTE.

IN THE EVENT BOTH SETS OF ALTERNATIVE AMENDMENTS RECEIVE IN EXCESS OF 50% OF THE VOTES OF LIMITED PARTNERSHIP UNITS ELIGIBLE TO VOTE, THE SET OF ALTERNATIVE AMENDMENTS RECEIVING THE MOST VOTES IN EXCESS OF 50% WILL BE ADOPTED.

IN THE EVENT OF AN EQUAL NUMBER OF VOTES BEING CAST WHICH ARE SUFFICIENT FOR THE ADOPTION OF BOTH THE FIRST ALTERNATIVE AMENDMENTS AND THE SECOND ALTERNATIVE AMENDMENTS, THE GENERAL PARTNER WILL DETERMINE A METHOD OF RANDOM SELECTION AND SELECT THE SET OF ALTERNATIVE AMENDMENTS TO BE ADOPTED PURSUANT THERETO.

IF NEITHER THE FIRST ALTERNATIVE AMENDMENTS NOR THE SECOND ALTERNATIVE AMENDMENTS RECEIVE THE AFFIRMATIVE VOTE OF A MAJORITY IN INTEREST OF THE UNITS, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER OF THE PARTNERSHIP IN ACCORDANCE WITH THE PARTNERSHIP AMENDMENT.

        1.      PROPOSAL TO APPROVE FIRST ALTERNATIVE AMENDMENTS

                (please select a, b, c or vote on individual amendments under d)

                a. / / FOR approval of all of the First Alternative Amendments

                b. / / AGAINST approval of all of the First Alternative
                       Amendments

                c. / / ABSTAIN from voting for approval of all of the First
                       Alternative Amendments

                or


                d. As follows as to the individual amendments in the First
                   Alternative Amendments: PLEASE NOTE THAT NONE OF THE FOLLOWING AMENDMENTS CAN BE ADOPTED ON ITS OWN. THE ADOPTION OF ANY AMENDMENT SET FORTH IN THIS SECTION (d) IS CONDITIONED UPON ADOPTION OF ALL OF THE OTHER AMENDMENTS IN THIS SECTION (d)


                   i. As to the amendment extending the terms of the Partnership to December 31, 2000:

                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

                   ii. As to the substitution of Southern Management Group of Tennessee, LLC as the New General Partner of the
                        Partnership:

                        / / FOR
                        / / AGAINST
                        / / ABSTAIN


                   iii. As to the authorization of new commissions and
                        management fees payable to the New General Partner, effective September 3, 1997:


                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

                   iv. As to the proposal to give the New General Partner the exclusive right to sell the Properties:

                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

                   v.   As to the proposal to amend the Partnership Agreement to

                        provide that a majority in interest of the Limited Partners must consent to the transfer at one time of 60% or more of the real estate acreage held by the Partnership as of July 25, 1997 unless (i) in connection with the liquidation of the Partnership, or
                        (ii) where the proceeds of the transfer, when distributed in accordance with the Partnership Agreement, will be sufficient to provide the Limited Partners with distributions equal to the Acquisition Cost of the real property sold:


                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

        2.      PROPOSAL TO APPROVE SECOND ALTERNATIVE AMENDMENTS

                (please select a, b, c or vote on individual amendments under d)

                a. / / FOR approval of all of the Second Alternative Amendments

                b. / / AGAINST approval of all of the Second Alternative
                       Amendments

                c. / / ABSTAIN from voting for approval of all of the Second
                       Alternative Amendments

                or


                d. As follows as to the individual amendments in the Second
                   Alternative Amendments: PLEASE NOTE THAT NONE OF THE FOLLOWING AMENDMENTS CAN BE ADOPTED ON ITS OWN. THE ADOPTION OF ANY AMENDMENT SET FORTH IN THIS SECTION (d) IS CONDITIONED UPON ADOPTION OF ALL OF THE OTHER AMENDMENTS IN THIS SECTION (d)


                   i. As to the amendment extending the term of the Partnership to December 31, 2000 (with Southeast Acquisitions, Inc. remaining as General Partner):

                        / / FOR
                        / / AGAINST
                        / / ABSTAIN


                   ii. As to the amendment authorizing new commissions payable to the General Partner or an Affiliate on the sale of the Property, effective September 4, 1997, and new management fees for the General Partner, effective December 31, 1998:


                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

                   iii. As to the proposal to give the New General Partner the exclusive right to sell the Properties:

                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

                   iv. As to the amendment to delete from the Partnership the requirement that a majority only in interest of the Limited Partners must consent to a sale or disposition at one time of all or substantially all the assets of the Partnership unless in connection with a liquidation of the Partnership under the Partnership Agreement or in the event that the net proceeds of such sale, when distributed in accordance with the Partnership Agreement, would be sufficient to provide the Limited Partners with distributions equal with Unpaid Cumulative Return plus their Adjusted Capital Contributions:

                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

        3. The Proxyholders are also authorized to vote upon procedural matters coming before the Special Meeting in accordance with their best judgment.

THE PROXYHOLDERS WILL VOTE THE UNDERSIGNED'S UNITS IN THE MANNER DIRECTED HEREON. IF YOU RETURN A SIGNED PROXY CARD WITHOUT INDICATING
HOW YOU WISH TO VOTE ON EITHER OF THE ALTERNATIVE AMENDMENTS, YOUR VOTE WILL BE COUNTED AS A VOTE FOR BOTH SETS OF ALTERNATIVE AMENDMENTS.



        Please sign and date below. When Units are held by joint tenants, both joint tenants should sign. When signing as administrator, attorney-in-fact, executor, fiduciary, guardian, officer, trustee, or other person acting in a representative capacity, please give your full title. If a corporation, an authorized officer should sign in the name of the corporation. If a partnership, a general partner should sign in the name of the partnership.

                                        ----------------------------------------


PLEASE MARK, SIGN, DATE,                ----------------------------------------
AND RETURN THIS PROXY                                 Signature
PROMPTLY USING THE
ENCLOSED ENVELOPE.                      ----------------------------------------
                                                   Signature if held jointly

                                         Dated:             , 1997
                                                 -----------
                                        ----------------------------------------